EXHIBIT 10.2

CONSTRUCTION AND FUNDING CONTRACT

by and between

LAZARUS ENERGY LLC,

a Delaware limited liability company

and

MILAM SERVICES, INC.,
a Delaware corporation

Dated as of August 12, 2011

TABLE OF CONTENTS

ARTICLE I DEFINITIONS		1

1.1	Specific Defined Terms	1
1.2	Other Capitalized Terms	11
1.3	Exhibits and Schedules	11
1.4	Amendment of Defined Instruments	12
1.5	References and Titles	12

ARTICLE II CERTAIN OBLIGATIONS OF CONTRACTOR		12

2.1	Scope ofthe Services	12
2.2	Permits, Licenses and Authorizations	12
2.3	Safety	12
2.4	Personnel	13
2.5	Supervision of Contractor	13
2.6	Standard ofPerformance	13
2.7	Compliance With Laws	14
2.8	Acquisition ofMaterials and Services	14
2.9	Title and Risk of Loss	14
2.1	Relationship of the Parties	14
2.11	Contractor Responsibility	14
2.12	Removal of Personnel	14
2.13	Changes and Extra Work	14

ARTICLE III CONTRACTOR WARRANTIES		15

3.1	Contractor Warranty	15
3.2	Enforcement of Warranty	15
3.3	Expiration of Contractor Warranty	15
3.4	Allocation of Warranty Costs and Expenses	15
3.5	Exclusions	15

ARTICLE IV CONTRACTOR FINANCIAL AND ACCOUNTING		16

4.1	Accounting	16
4.2	Non-Fee Schedule Expenditures	16
4.3	Audits and Examinations	16

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ARTICLE V CONTRACTOR INSURANCE REQUIREMENTS		16

5.1	Minimum Limits	16
5.2	Certificates of Insurance	16

ARTICLE VI COMPLETION and ACCEPTANCE		17

6.1	Notice of Completion	17
6.2	Acceptance by Owner	17

ARTICLE VII COMPENSATION		17

7.1	Contractor Fee	17
7.2	Contractor Fee Constitutes an Obligation	17

ARTICLE VIII ADVANCEMENT OF FUNDS		17

8.1	Amount of Funds Advanced	17
8.2	Interest	18
8.3	Repayment of Funds	18
8.4	Application of Funds	18
8.5	Optional Prepayment	18
8.6	Mandatory Prepayment of Obligations	18
8.7	Application of Insurance Proceeds	18
8.8	Taxes	19

ARTICLE IX GRANT OF LIEN; SECURITY INTEREST		19

9.1	Grant of Security Interests	19
9.2	Release ofLiens; Financing Statements; Release	20
9.3	Subordination Agreements	20
9.4	All Obligations are Pari Passu	20
9.5	Mechanic and Materialmen Liens	20

ARTICLE X OWNER REPRESENTATIONS AND WARRANTIES		21

10.1	Formation and Existence	21
10.2	Name; Executive Offices	21
10.3	Authorization; Non-Contravention	21
10.5	Omissions and Misstatements	22
10.6	Joint Venture	22
10.7	Commissions; Expenses	22
10.8	Tax Returns; Taxes	22
10.9	Litigation; Governmental Proceedings	22
10.10	Ownership of Facility; Interests	22
10.11	Legal Description of the Facility Site	23
10.12	Environmental Matters	23
10.13	OSHA	24
10.14	Permits and Licenses	25
10.15	Operation ofthe Facility	25
10.16	Equipment	25
10.17	Unpaid Bills	26
10.18	Taxpayer Identification	26
10.19	Insurance	26
10.20	Restriction on Liens	26
10.21	Deposit Accounts	26
10.22	Labor Matters	26
10.23	No Default	26
10.24	Financial Statements	26

ARTICLE XI FINANCIAL STATEMENTS AND CERTAIN NOTICES TO CONTRACTOR		27

11.1	Financial Reporting	27
11.2	Spending Report	27
11.3	Notices of Default	27
11.4	Additional Information	27

ARTICLE XII AFFIRMATIVE COVENANTS		28

12.1	Preservation ofExistence and Good Standing	28
12.2	Operations ofthe Facility	28
12.3	Compliance with Law	28
12.4	Records	29
12.5	Litigation	29
12.6	Damage to Facility	29
12.7	Solvency	30
12.8	Insurance	30
12.9	Access to Books and Records; Inspections; Consultants	31
12.10	Creditors	31
12.11	Bonds	32
12.12	Payment ofTaxes, Etc	32
12.13	Equipment.	32

ARTICLE XIII NEGATIVE COVENANTS		32

13.1	Debt	32
13.2	Accounts	32
13.3	Ownership and Business Operations	33
13.4	Liens and Encumbrances	33
13.5	Affiliate Transactions	33
13.6	Deposit Accounts	33

ARTICLE XIV FURTHER RIGHTS OF CONTRACTOR		34

14.1	Further Assurances; Delivery of Additional Documents	34
14.2	Payments by Contractor	34
14.3	Possession and Preservation of the Collateral	34

ARTICLE XV INDEMNITIES		35

15.1	Contractor Indemnity	35
15.2	Owner Indemnity--General	35
15.3	Owner Indemnity--Environmental	37
15.4	Acknowledgement of Owner Indemnity	37
15.5	Contractor Third Party Liability	37
15.6	LIMITATION OF LIABILITY	37
15.7	Survival of Indemnities	38

ARTICLE XVI CLOSING; CONDITIONS PRECEDENT		38

16.1	Closing	38
16.2	Owner Conditions to Closing	38
16.3	Contractor Conditions to Closing	39
16.4	Continuation of Advances	40

ARTICLE XVII CONTRACTOR EVENT OF DEFAULT; OWNER REMEDIES		41

17.1	Contractor Events of Default	41
17.2	Owner Remedies	41
17.3	Preservation of Rights and Liabilities	41
17.4	Entitlement of Contractor upon Termination	41
17.5	Force Majeure	41

ARTICLE XVIII OWNER EVENT OF DEFAULT; CONTRACTOR REMEDIES		42

18.1	Owner Events of Default	42
18.2	Contractor Remedies Generally	43
18.3	Set-Off Rights	44
18.4	All Rights and Remedies are Cumulative	44
18.5	Contractor Termination Right	44

ARTICLE XIX GENERAL PROVISIONS		44

19.1	Further Assurances	44
19.2	Form of Documents	44
19.3	Confidentiality; Permitted Disclosures	45
19.4	Preservation of Liability	46
19.5	Binding Effect; Duration	46
19.6	Notices	46
19.7	Choice of Law	47
19.8	Dispute Resolution	47
19.9	Amendment and Waiver	47
19.1	Severability	47
19.11	Survival of Agreements	47
19.12	Counterparts	47
19.13	Successors and Assigns	47
19.14	Titles of Articles, Sections and Subsections	47
19.1 5	Interest	48
19.16	Knowledge	48
19.17	Joint Drafting	48
19.18	This Contract Controls if Terms Conflict	48
19.19	Acknowledgment ofExculpatory Provisions	48

v

List of Exhibits:

Exhibit A	Additional Equipment
Exhibit B	Civil Survey Plan
Exhibit C	Clarification and Description of Services
Exhibit D	Design and Construction Specifications
Exhibit E	List of Equity Holders
Exhibit F	Form of Subordination Agreement
Exhibit G	Legal Description of the Facility Site
Exhibit H	Insurance Schedule
Exhibit I	Requirements for Delivery of Owner Financial Statements
Exhibit J	Contractor Forbearance Agreement

List of Disclosure Schedules:

Schedule 10.3	Post-Closing Governmental Consents
Schedule 10.7	Commissions; Expenses
Schedule 10.9	Litigation; Governmental Proceedings
Schedule 10.10	Ownership of Facility
Schedule 10.12	Environmental Matters
Schedule 10.13	OSHA Compliance, Reports and Investigations
Schedule 10.14	Permits and Licenses
Schedule 10.15	Operation of the Facility
Schedule 10.16	Equipment Liens and Encumbrances
Schedule 10.17	Unpaid Bills
Schedule 10.21	Deposit Accounts
Schedule 12.11	Bonds
Schedule 13.1	Debt
Schedule 13.4	Liens

CONSTRUCTION AND FUNDING CONTRACT

THIS CONSTRUCTION AND FUNDING CONTRACT (this "Contract") is made and entered into effective the 12th day of August 2011, by and between Lazarus Energy LLC, a Delaware limited liability company ("Owner"), and Milam Services, Inc., a Delaware corporation ("Contractor"). Contractor and Owner may herein be referred to individually as a "Party" or collectively as the "Parties."

RECITALS:

WHEREAS, Owner desires to engage Contractor to provide the Services in connection with the construction and installation of certain equipment (the "Project") at the refinery and related terminal facilities, lands and equipment related thereto owned or operated by Owner located in Nixon, Texas (the "Facility");

WHEREAS, Contractor is willing to provide the Services on a turnkey basis in accordance with the terms set forth herein;

WHEREAS, Owner has requested that Contractor provide certain funds to finance all costs and expenses incurred by Contractor and any Subcontractors in connection with the Project, and Contractor is willing to provide such funds pursuant to the terms and conditions of this Contract and the other Contract Documents;

WHEREAS, to secure all of Owner's Obligations under the Contract Documents, Owner will grant to Contractor a first-priority security interest in the Collateral; and

WHEREAS, Owner will receive substantial benefits from the execution, delivery and performance of the Obligations set forth herein, and is, therefore, willing to enter into this Contract.

NOW, THEREFORE, for and in consideration of the premises and the mutual promises and covenants contained herein, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

1.1           Specific  Defined  Terms.    As  used  herein,  the  following  terms  shall  have  the following meanings and, as the context requires, the singular shall include the plural:

"Accounts" has the meaning set forth in Section 9.1(a) hereof.

"Action" has the meaning set forth in Section 10.9.

"Additional Equipment" means those items of equipment set forth on Exhibit A.

"Advances" has the meaning set forth in Section 8.2(a).

"Affiliate"  means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified, and in addition, with respect to the Owner, (a) any director or officer of such Person or of any Person referred to above or (b) if any Person in above is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust.  As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of Equity Interests, by contract or otherwise); provided that, in any event, (i) any Person who owns directly or indirectly ten percent (10%) or more of the Equity Interests having ordinary voting power for the election of directors or other governing body of a corporation or ten percent (10%) or more of the Equity Interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person, and (ii) any subsidiary of any Owner shall be deemed to be an Affiliate of Owner.

"Applicable Laws" means all federal, state or local laws, ordinances, judgments, acts, statutes, decrees, injunctions, writes, orders, rules, regulations, permits or interpretations (other than any interpretation which by its terms is not binding) of any Governmental Authority with jurisdiction over the subject matter, as in effect from time to time, pertaining to the performance of the Services.

"Applicable Lien Laws" has the meaning set forth in Section 9.5.

"Applicable Permits" means all waivers, franchises, exemptions, variances, permits, clearances, registrations, authorizations, consents, decrees, approvals, licenses, filings, privileges, exemptions from, rulings, certifications, or orders from or required to be obtained or maintained by any Governmental Authority in connection with the performance of the Services.

"Authorized Officer" means the manager, chief executive officer, president, any vice president or the treasurer of Owner or any other officer duly authorized to contractually bind Owner specified as such to Contractor in writing by any of the aforementioned officers.

"Base Construction Payment" has the meaning set forth in Section 8.3.

"Business Day" means any day except Saturday, Sunday and any day which shall be in Texas a legal holiday, or a day on which banking institutions are authorized or required by law or other government action to close in any city situated in Texas.

"Capital Leases" means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder,

"CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

"Change of Control" means the occurrence of any event pursuant to which the Equity Holders cease to own 100% of the outstanding Equity Interests in Owner or any Person (or group 2 of Persons acting in concert) otherwise acquires control of Owner. For purposes of this definition, "control" means, with respect to any Person:

(a)   the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to (i) cast, or control the casting of, more than 51% of votes eligible to be cast at a duly called general meeting of that Person's stockholders, members, partners or governing body, as applicable, (ii) appoint or remove a majority of the members of the governing body of that Person or (iii) give directions with respect to the operating and financial policies of that Person with which the directors, managers and officers of that Person are obliged to comply; or

(b)   beneficially owning or holding more than 51% of the issued Equity Interests of that Person (excluding from the denominator of that calculation any Equity Interests that carry no right to participate beyond a specified amount in a distribution of either profits or capital);

and "acting in concert" means, a group of Persons who, pursuant to an agreement or understanding (whether formal or informal), actively co-operate, through the acquisition of shares in another Person by any of them, either directly or indirectly, to obtain or consolidate control over such other Person.

"Charter Documents" means, as applicable for any Person that is not an individual, the articles or certificate of incorporation or formation, certificate of limited partnership, regulations, bylaws, partnership or limited partnership agreement, and all similar documents related to the formation and governance of that Person, together with all amendments to any of them.

"Civil Survey Plan" means the details regarding the surveying and placement of the Project, as set forth on Exhibit B.

"Claims" has the meaning set forth in Section 15.1.

"Clarification and Description of Services" means a list of all Services to be performed by Contractor or its designated Subcontractors pursuant to this Contract as set forth on Exhibit C.

"Closing" has the meaning set forth in Section 16.1.

"Closing Date" has the meaning set forth in Section 16.1.

"Code" means the Uniform Commercial Code presently in effect in the State of Texas or other applicable jurisdiction.

"Collateral" means all property, including without limitation cash or other proceeds, in which Contractor shall have a security interest pursuant to Section 9.1(a) of this Contract.

"Construction Payment" has the meaning set forth in Section 8.3.

"Contract" has the meaning set forth in the introductory paragraph of this Contract.

"Contract Documents" means this Contract and the other Project Documents, the Dispute Resolution Agreement, the Supply Agreement, the Joint Marketing Agreement and the Security Documents, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets, commitment letters, correspondence and similar documents used in the negotiation hereof, except to the extent the same contain information about Owner or its Affiliates, properties, business or prospects).

"Contract Rate" means a rate per annum equal to six percent (6%).

"Contract Time" means the time necessary for Contractor to perform the Services as required in the Project Documents.

"Contractor" has the meaning set forth in the introductory paragraph of this Contract.

"Contractor Event of Default" has the meaning set forth in Section 17.1.

"Contractor Group" has the meaning set forth in Section 15.2.

"Contractor Permits" has the meaning set forth in Section 2.2(a).

"Contractor Termination" has the meaning set forth in Section 17.2.

"Cost of Crude Oil" means the price paid to Contractor or its Affiliates by Owner or its Affiliates for Crude Oil pursuant to the Supply Agreement.

"Crude Oil" means all crude oil, condensate and other liquid hydrocarbon substances.

"Debtor Relief Laws" means the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, insolvency, rearrangement, moratorium, reorganization, or similar debtor relief laws affecting the rights of creditors generally from time to time in effect.

"Default" means the occurrence of any event which, with the passing of time or the giving of notice or both, will become an Owner Event of Default.

"Design and Construction Specifications" means those certain operating parameters for the Additional Equipment necessary for the proper operation of the Facility as mutually agreed upon by Owner and Contractor as set forth on Exhibit D.

"Dispute Resolution Agreement" means that certain Dispute Resolution Agreement, dated of even date herewith, by and between Owner, Contractor and certain of their respective Affiliates, and any amendments, modifications and restatements thereof

"Disqualified Capital Stock" means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, matures or is mandatorily redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is convertible into or exchangeable for Debt or redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock) at the option of the holder thereof, in whole or in part.

"Emergency" means a sudden or unexpected event that causes, or risks causing, damage to the Project, other property, or injury to persons, of such a nature that responding to the event cannot, in the discretion of Contractor, await any consultation with Owner.

"Employee Plan" means an employee pension benefit plan covered by Title IV of ERISA.

"Environment" or "Environmental" means soil, surface waters, groundwater, land, stream sediments, surface or subsurface strata, ambient air, indoor air or indoor air quality, any building or improvement (including any material or substance used therein) and any environmental medium.

"Environmental and Safety Regulations" means all applicable foreign, federal, state or local laws, ordinances, codes, rules, orders and regulations with respect to any environmental, pollution, toxic or hazardous waste or health and safety law, including, without limitation, those promulgated by the United States Environmental Protection Agency, the Federal Energy Regulatory Commission, the Department of Energy, OSHA, the Department of the Interior, or any other foreign, federal or state regulatory agency, or any of their predecessor or successor agencies.

"Environmental Laws" shall mean any and all Governmental Requirements and Environmental and Safety Regulations pertaining to health or the Environment in effect in any and all jurisdictions in which Owner is conducting or at any time has conducted business, or where any real property of Owner is located, including without limitation, the OPA, CERCLA, RCRA, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection laws. The term "oil" shall have the meaning specified in OPA, the terms "hazardous substance" and "release" (or "threatened release") have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA; provided, however, that (a) in the event either OPA, CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (b) to the extent the laws of the state in which any real property of Owner is located establish a meaning for "oil," "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply.

"Equipment" has the meaning set forth in the Code and includes all surface or subsurface machinery, goods, equipment, fixtures, inventory, facilities, supplies or other personal or moveable property of whatsoever kind or nature (excluding property rented by Owner) now owned or hereafter acquired by Owner which are now or hereafter located on or under any of the lands attributable to the Facility which are used for the treatment, processing, storage or transportation of Hydrocarbons and whether or not attributable to the Facility (together with all accessions, additions and attachments to any thereof), including, without limitation, all, pipelines, chemicals, solutions, water systems, power plants, poles, lines, transformers, starters and controllers, machine shops, tools, storage yards and equipment stored therein, telegraph, telephone and other communication systems, loading docks, loading racks, shipping facilities, valves, meters, motors, pumps, tankage, regulators, furniture, fixtures, automotive equipment, forklifts, storage and handling equipment, together with all additions and accessions thereto, all replacements and all accessories and parts therefor, all manuals, blueprints, documentation and processes, warranties and records in connection therewith, all rights against suppliers, warrantors, manufacturers, sellers or others in connection therewith, and together with all substitutes for any of the foregoing.

"Equity Holders" means, collectively, each holder of the Equity Interests as set forth on Exhibit E,

"Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any, warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and related rules and regulations.

"Facility" has the meaning set forth in the Recitals to this Contract.

"Funding Amount Limit" has the meaning set forth in Section 8.1.

"GAAP" means generally accepted accounting principles recognized by the Financial Accounting Standards Board. Any undefined accounting term herein shall be interpreted in accordance with GAAP.

"GEL" means GEL Tex Marketing, LLC, a Delaware limited liability company.

"General Intangibles" has the meaning set forth in Section 9.1(c) hereof.

"Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state, local or tribal, and any agency, authority, instrumentality, regulatory body, court, or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government over Owner, Contractor or their respective Affiliates.

"Governmental Requirements" means any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement, whether now or hereinafter in effect, including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

"Gross Profit" means, for a calendar month, the total revenue from the sale of the Nixon Product minus the Cost of Crude Oil,

"Hazardous Materials" means and include (a) all elements or compounds that are contained in the list of hazardous substances adopted by the United States Environmental Protection Agency and the list of toxic pollutants designated by the United States Congress or the Environmental Protection Agency or under any Hazardous Substance Laws (as hereinafter defined), and (b) any "hazardous waste," "hazardous substance," "toxic substance," "regulated substance," "pollutant" or "contaminant" as defined under any Hazardous Substance Laws.

"Hazardous Substance Laws" means CERCLA, RCRA, the Federal Water Pollution Control Act, as amended, 33 U.S.C. 1251 et seq., the Toxic Substances Control Act, 15 U.S.C. 2601 et seq., the Hazardous Liquid Pipeline Safety Act of 1979, as amended, 40 U.S.C. 2001 et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. 136 et seq., the Federal Clean Air Act, 42 U.S.C. 7401 et seq., any so-called federal, state or local "superfund" or "superlien" statute, and any other applicable federal, state or local law, rule, regulation or ordinance relating to public or workplace health or safety, protection of the Environment, Releases of Hazardous Materials, or injury to persons relating to exposure to Hazardous Materials.

"Highest Lawful Rate" means, with respect to Contractor, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Advances or on other Obligations under laws applicable to Contractor which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws allow as of the date hereof.

"Hydrocarbons" means collectively, Crude Oil, gas, casinghead gas drip gasoline, natural gasoline, condensate, distillate and all other liquid or gaseous hydrocarbons and related minerals and all products therefrom, in each case whether in a natural or a processed state.

"Implementation Documents" has the meaning set forth in Section 14.1(a).

"Initial Operation Date" means the date upon which the Facility first begins to process Crude Oil pursuant to the Joint Marketing Agreement.

"Initial Payment Date" has the meaning set forth in Section 8.3.

"Insurance Schedule" has the meaning set forth in Section 5.1.

"Joint Marketing Agreement" means that certain Joint Marketing Agreement, dated of even date herewith, by and between GEL and Owner, and any amendments, modifications and restatements thereof.

"Law" means any current or future law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement enacted, promulgated, adopted or imposed by any Governmental Authority.

"Legal Description of the Facility Site" means a legal description of the Site as set forth on the attached Exhibit G.

"Liability" or "Liabilities" means any and all liabilities and obligations of every kind and description whatsoever, whether such liabilities or obligations are known or unknown, disclosed or undisclosed, matured or unmatured, accrued, absolute, contingent or otherwise.

"Lien" means any interest in property (real or personal) securing an obligation owed to, or a claim by, a Person other than the owner of the Facility or its assets, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (a) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (b) receivables or cash arising from the sale of Crude Oil or other Hydrocarbons, including the Nixon Product. The term "Lien" shall include easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations. For the purposes of this Contract, Owner shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to such property has been retained by or vested in some other Person in a transaction intended to create a financing.

"Material Adverse Effect" means any change, effect, event, occurrence, condition or other circumstance which individually or in the aggregate, with other changes, effects, events, conditions or other circumstances that adversely affect the value of the business, operations, condition (financial or otherwise) or prospects of Owner or the Facility, or adversely affects (a) the ability of Owner to perform any of its obligations under any Contract Document or (b) the validity or enforceability of any Contract Document or (c) the rights and remedies of or benefits available to Contractor or its Affiliates under any Contract Document.

"Nixon Product" means the Crude Oil and other Hydrocarbons refined and processed by Owner pursuant to the Supply Agreement.

"Obligations" means and include all funds advanced pursuant to Section 8.L the Contractor Fee and any debts, liabilities, obligations, covenants, duties and amounts owing or to be owing by Owner or any Affiliate of Owner to Contractor or any Affiliate of Contractor of any kind or nature, present or future, whether or not evidenced by any note, guaranty, letter of credit or other instrument, arising directly or indirectly, under this Contract, the Security Documents, or under any Contract Documents, and all renewals, extensions and/or rearrangements of any of the foregoing. The term includes, but is not limited to, all interest, reasonable charges, expenses, consultants' and attorneys' fees and any other sum chargeable to Owner under this Contract, the Security Documents, or any of the Contract Documents.

"Obligor" means Owner and any other Person who is or becomes an obligor with respect to any portion of the Obligations.

"OPA" means the Oil Pollution Act of 1990, as amended.

"Order" means any order, judgment, injunction, award, decree, ruling, charge or writ of any Governmental Authority.

"Ordinaly Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

"OSHA" means the Occupational Safety and Health Administration.

"Other Taxes" has the meaning set forth in Section 8.8(b).

"Owner" has the meaning set forth in the introductory paragraph of this Contract.

"Owner Event of Default" has the meaning set forth in Section 18.1.

"Owner Group" has the meaning set forth in Section 15.1.

"Party" has the meaning set forth in the introductory paragraph of this Contract.

"Payment Date" means the tenth (10th) day of each calendar month, commencing on the Initial Payment Date.

"Permit" means any permit, license, approval and similar authorization given by or required from any Governmental Authority or other Person.

"Permitted Encumbrances" means (i) Liens for property taxes and assessments or governmental charges or levies, provided that payment thereof is not at the time required hereunder and (ii) Liens subordinated pursuant to a Subordination Agreement.

"Person" means an individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization, joint stock company or other similar organization, government or any political subdivision thereof, a court, or any other legal entity, whether acting in an individual, fiduciary or other capacity.

"Personnel" means those Persons hired by Contractor as consultants or Subcontractors to perform the Services.

"Personal Property" means all personal property of every kind, whether now owned or later acquired, including all goods (including Equipment), documents, accounts (including accounts receivable), chattel paper (whether tangible or electronic), money, deposit accounts, letters of credit and letter-of-credit rights (without regard to whether the letter of credit is evidenced by a writing), documents, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, all general intangibles and all permits, licenses, books and records related to the Facility or the business of Owner as it relates to the Facility in any way whatsoever.

"Post-Closing Government Consents" has the meaning set forth in Section 10.3(d).

"Project" has the meaning set forth in the Recitals to this Contract.

"Project Documents" means this Contract, the Clarification and Description of Services, the Civil Survey Plan, the Legal Description of the Facility Site, and the Insurance Schedule, each of which shall collectively be considered as part of this Contract for all purposes.

"Prudent Operator" means a reasonable, prudent operator experienced in the operation of Crude Oil refineries and who is, at the time of any specific determination, situated similarly to Owner in material respects.

"RCRA" means the Resource Conservation and Recovery Act of 1976, as amended.

"Related Parties" means, with respect to any Person, each of its Affiliates and their respective directors, officers, employees, agents and advisors (including attorneys, accountants and other consultants and advisors) of that Person and its Affiliates.

"Related Rights" means all chattel papers, electronic chattel papers, payment intangibles, promissory notes, letter of credit rights, supporting obligations, documents and instruments relating to the Accounts or the General Intangibles and all rights now or hereafter existing in and to all Security Documents, leases, and other contracts securing or otherwise relating to any Accounts or General Intangibles or any such chattel papers, electronic chattel papers, payment intangibles, promissory notes, letter of credit rights, documents and instruments.

"Release" means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migrating, disposing, or dumping of a Hazardous Material into the Environment (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material), and any condition that results in the exposure of a Person to a Hazardous Material.

"Remedial Work" has the meaning set forth in Section 12.3(c).

"Security Documents" means this Contract, each Subordination Agreement, financing statements and any other agreement or writing evidencing any assignment, lien, encumbrance or security interest executed in favor of Contractor or any of its Affiliates in the Facility and any other documents relevant thereto.

"Services" means those actions agreed to by Contractor to activate and make operable the Facility in accordance with the Project Documents.

"Site" means the real property upon which the Facility is situated.

"Solvent" means that, as of the date on which a Person's solvency is to be measured: (a) the fair saleable value of its assets is in excess of the total amount of its liabilities (including income tax liabilities) as they become absolute and matured, and (b) it is able to meet its debts as they mature.

"Subcontractor" means any subcontractor (regardless of tier), vendor, materialman or supplier of Contractor that is expected to supply equipment, materials, supplies and/or labor or other services in connection with the performance of the Services.

"Subordination Agreement" means an intercreditor and subordination agreement substantially in the form set forth as Exhibit F.

"Subsidiary" means, with respect to any Person that is not a natural person, each other Person in which that Person owns, directly or indirectly, at least 20% of the Equity Interests having ordinary voting power for the election of directors, members or general partners.

"Supply Agreement" means that certain Crude Oil Supply and Throughput Services Agreement, dated of even date herewith, by and between GEL and Owner, and any amendments, modifications and restatements thereof, pursuant to which the Nixon Product will be refined and processed by Owner on the terms and conditions set forth therein.

"Taxes" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all similar liabilities; in the case of Contractor, however, the term "Taxes" excludes (a) taxes, levies, imposts, deductions, charges or withholdings and all similar liabilities imposed on its income, and franchise or similar taxes imposed on it, by any jurisdiction (or political subdivision thereof) where Contractor is organized or conducts business, and (b) taxes, levies, imposts, deductions, charges or withholdings and all similar liabilities that would not have been imposed but for a connection (other than a connection arising solely as a result of the transactions contemplated by this Contract) between Contractor and the jurisdiction imposing such tax, levy, impost, deduction, charge, withholding or similar liability.

"Taxing Authorities" means any and all federal, state, local or tribal governmental or quasi-governmental agencies that have the power to impose taxes upon Owner or the Facility.

"Threat of Release" means a substantial likelihood of a Release that requires action to prevent or mitigate damage or injury to health, safety or the Environment that might result from such Release.

1.2   Other Capitalized Terms. Capitalized terms not otherwise defined in Section 1.1 shall have the meanings given them elsewhere in this Contract.

1.3   Exhibits and Schedules. All exhibits and schedules attached to this Contract are part of this Contract for all purposes.

1.4   Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein, the terms defined in this Contract which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument or document. Nothing contained in this Section 1.4 will be construed to authorize any renewal, extension, modification, amendment or restatement.

1.5   References and Titles. All references in this Contract to exhibits, schedules, articles, sections, subsections and other subdivisions refer to the exhibits, schedules, articles, sections, subsections and other subdivisions of this Contract unless expressly provided otherwise. The words "this Contract," "this instrument," "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this Contract as a whole and not to any particular subdivision unless expressly so limited. The phrases "this section" and "this subsection" and similar phrases refer only to the sections or subsections of this Contract in which those phrases occur. The word "or" is not exclusive; the word "including" (in its various forms) means "including without limitation." Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. The word "will" shall be construed to have the same meaning and effect as the word "shall." Unless the context requires otherwise (a) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (b) any reference herein to any Person shall be construed to include such Person's successors and assigns (subject to the restrictions contained herein), (c) with respect to the determination of any time period, the word "from" means "from and including" and the word "to" means "to and including." No provision of this Contract or any other Contract Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision

ARTICLE II
CERTAIN OBLIGATIONS OF CONTRACTOR

2.1   Scope of the Services. Subject to the terms and conditions of this Contract, Contractor shall perform or cause to be performed all Services set forth in the Clarification and Description of Services for completion of the Project. Contractor shall be responsible for coordinating all portions of the Services under this Contract in accordance with Project Documents.

2.2   Permits, Licenses and Authorizations.

(a)   Contractor shall obtain only those permits and authorizations which Contractor is required to obtain directly in its own name in order to perform the Services (the "Contractor Permits"), and Contractor shall either furnish to Owner copies of all such permits and authorizations or maintain copies of the same at the Facility. Contractor shall also supply all technical documentation required in support of the Contractor Permits to Owner.

(b)   Except for the Contractor Permits, Owner shall secure any federal, state, and local certificates, licenses, permits or approvals for the Project, including necessary approvals required by any Governmental Authority for the operation of the Additional Equipment. Contractor shall assist Owner at Owner's sole cost in securing such permits, licenses and authorizations.

2.3   Safety. Contractor shall advise Owner with regard to initiating, maintaining and supervising safety precautions and programs in connection with the completion of the Project.

2.4   Personnel. Contractor shall engage the Personnel required for the completion of the Project in accordance with the Clarification and Description of Services.

2.5          Supervision of Contractor. Owner has entered into this Contract to delegate the day-to-day management of the Project to Contractor as an independent contractor, subject to the review of Owner and the provisions contained within this Contract.

(a)   Contractor shall promptly respond to all notices, requests, or inquiries from Owner and will permit Owner to review Contractor's performance of the Services. Owner, however, shall not have the right to exercise control over Project Manager's day-to-day actions in providing Services under this Contract. For purposes of this Section 2.5, Contractor shall be entitled to treat Jason Heuring and Jonathan Carroll, or such other Person as Owner provides notice of in writing from time to time, as the authorized representative of Owner.

(b)   Except as otherwise provided herein, Contractor shall not be obligated to perform the Services or any other or additional act for, or on behalf of, Owner requiring it to incur, directly or indirectly, any cost or expense not paid for, or reimbursed by Owner.

(c)   Contractor shall perform the Services and carry out its responsibilities under this Contract as an independent contractor in accordance with Section 2.5. Any contractual relationship between Contractor, Owner and any Personnel shall not:

(i)           Affect Contractor's status or relationship to Owner as an independent contractor;

(ii)           Impose a higher standard of care than established herein; or

(iii)           Create any duty, obligation, or liability for Contractor to perform, act, or assume responsibilities in addition to the Services.

(d)           Contractor shall not be responsible for any duties or obligations other than those specifically set forth in this Contract, and all such duties and obligations not delegated to Contractor in this Contract shall be retained by Owner.

2.6   Standard of Performance. Contractor shall use its commercially reasonable efforts to (a) perform the Services and (b) to cause all Personnel to perform the Services, in accordance with sound engineering and construction practices utilized by a significant portion of the refinery and construction industries operating in the United States as they relate to the installation and construction of the Additional Equipment.

2.7   Compliance With Laws. Contractor shall use its commercially reasonable efforts to (a) perform the Services and carry out its responsibilities under this Contract and (b) require all Personnel to perform the Services, in compliance with all Applicable Laws; provided, however, that Contractor shall have the right to contest by proper legal proceedings the validity of any such law, ordinance, rule, regulation, order, decision, or requirement and may postpone compliance therewith to the extent and in the manner provided by law until final determination of any such proceedings.

2.8   Acquisition of Materials and Services. In the supervision of the acquisition of materials and services with respect to the Project, Contractor shall use commercially reasonable efforts to assign any warranties applicable to such goods and services (if any) to Owner.

2.9   Title and Risk of Loss. Except for losses that are caused by the fraud or willful misconduct of Contractor, Owner shall be responsible for the risk of loss of the Project or any part thereof during the Contract Time, regardless of cause. Contractor and Owner shall, at Owner's sole expense, take commercially reasonable efforts to ensure that all title to the Additional Equipment shall vest in the name of Owner once such Additional Equipment has been installed or incorporated at the Facility in connection with the performance of the Services.

2.10         Relationship of the Parties. Notwithstanding any other provision of this Contract, it is expressly understood and agreed that any and all Services performed hereunder by Contractor, or by any third party retained by Contractor hereunder, shall be as an independent contractor. It is not the intention of any Party hereto to create, and this Contract shall not be construed to create, an agency relationship, a partnership, association, trust, or joint venture.

2.11         Contractor Responsibility. Contractor shall not be responsible for (a) construction means, methods, techniques, and procedures employed by Personnel in the performance of their respective contracts (or purchase orders), or (b) the failure of any Personnel to perform their respective obligations in accordance with their respective contracts (or purchase orders).

2.12         Removal of Personnel. Owner shall have the right to demand, upon reasonable cause shown, that Contractor restrict or remove any individual or individuals from performing services under this Contract when so notified by Owner; however, Owner shall not take any action which would cause Contractor to be unable to perform the Services under this Agreement.

2.13         Changes and Extra Work. Any change or extra items of work that are outside of the scope of the Services that will affect the time required for performance of the Services or increase or decrease the cost of performing the Services (a "Change in Services") must be agreed upon by the Parties in writing. Upon the written request for a Change in Services by either Party, Contractor shall prepare and submit to Owner at Owner's expense an estimate of how the change requested thereby will affect the costs of the Project, together with an explanation of the basis therefor and such other supporting documentation as Owner may reasonably require.

ARTICLE III
CONTRACTOR WARRANTIES

3.1   Contractor Warranty. Subject to the provisions of this Section 3.1, Contractor warrants its Services shall be performed in compliance with all Applicable Laws and Applicable Permits and in a manner such that Services meet the specifications provided in the Design and Construction Specifications (as may be revised in accordance with the terms of this Contract), except, to the extent any defect, deficiency or failure to meet the specification set forth in the Design and Construction Specifications is due to the failure of Owner to fulfill any of its obligations under this Contract.

3.2   Enforcement of Warranty. If Owner notifies Contractor of any defects or deficiencies in the Additional Equipment, the Contractor shall promptly, at Owner's expense, reperform the Services as necessary to correct such defects or deficiencies, and in the case of defective materials or equipment, at the Contractor's election, either repair such materials or equipment or replace such materials or equipment with new materials or equipment free from such defects or deficiencies, with the cost of such reperformance, replacement or repair by Contractor constituting Obligations that will be entitled to the benefit of Contractor's Liens on the Collateral. If Contractor fails to complete the required reperformance, repair, or replacement promptly, Owner shall have the right to complete such reperformance, repair, or replacement itself or through another Person at Owner's expense; provided, however, that such right shall not relieve Owner of its obligations under this Agreement or the other Contract Documents.

3.3   Expiration of Contractor Warranty. Notwithstanding anything to the contrary in this Contract, Contractor's warranty obligations set forth in Section 3.1 with respect to the Additional Equipment shall terminate on the earlier of (i) one (1) year after the end date of the Contract Time or (ii) the termination of this Contract.

3.4   Allocation of Warranty Costs and Expenses. Any costs and expenses incurred by Contractor in connection with the reperformance, repairs, or replacements of the Additional Equipment in accordance with Sections 3.1 or 3_2 shall constitute Obligations and will be entitled to the benefit of Contractor's Liens on the Facility.

3.5   Exclusions. THE WARRANTY SET FORTH IN THIS SECTION 3.1 IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES BY CONTRACTOR, WHETHER WRITTEN, ORAL, IMPLIED OR STATUTORY. NO IMPLIED WARRANTY OR WARRANTY IMPOSED BY LAW, INCLUDING A WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE SHALL APPLY. OTHER THAN THE WARRANTY IN SECTION 3.1, THE CONTRACTOR DOES NOT WARRANT UNDER THIS CONTRACT ANY PRODUCT, MATERIAL, OR SERVICES OF OTHERS, AND THE CONTRACTOR DOES NOT WARRANT UNDER THIS CONTRACT THE FITNESS OR SUITABILITY OF ANY OF THE ADDITIONAL EQUIPMENT FOR ANY SPECIFIC APPLICATION, PERFORMANCE, RESULTS OR USE. ANY ORAL OR WRITTEN REPRESENTATION, WARRANTY, COURSE OF DEALING OR TRADE USAGE NOT CONTAINED IN THIS CONTRACT WILL NOT BE BINDING ON ANY PARTY.

ARTICLE IV
CONTRACTOR FINANCIAL AND ACCOUNTING

4.1   Accounting. Contractor shall keep a full and complete account of the costs and expenses incurred by Contractor while performing the Services.

4.2   Non-Fee Schedule Expenditures. Contractor may expend funds out-of-pocket for Services within the scope of the Project not set forth in the Clarification and Description of Services that, in the Contractor's commercially reasonable judgment, are required to be rendered in the event of an Emergency. All expenditures made by Contractor in the event of an Emergency shall constitute Obligations and will be entitled to the benefit of Contractor's Liens on the Collateral.

4.3   Audits and Examinations. Owner shall have the right to audit or examine books and records of Contractor relating to the Services provided under this Contract. Owner may examine the books and records of Contractor after giving written notice ten (10) business days in advance of the date of the proposed examination. Owner shall bear the cost of any such examinations. All examinations and audits shall be conducted at Contractor's offices during normal business hours.

ARTICLE V
CONTRACTOR INSURANCE REQUIREMENTS

5.1   Minimum Limits. Contractor shall carry and maintain insurance for the benefit of itself and Owner at such limits and on such terms as set forth on the schedule of required insurance attached hereto as Exhibit H (the "Insurance Schedule"). The expense for such insurance shall constitute Obligations and will be entitled to the benefit of Contractor's Liens on the Facility.

5.2   Certificates of Insurance. Within thirty (30) days following the date of this Contract, Contractor shall deliver to Owner, at Owner's expense, certificates of insurance that evidence the coverage required pursuant to the Insurance Schedule, and any updates thereto. The expense for the procurement of such certificates of insurance shall constitute Obligations and will be entitled to the benefit of Contractor's Liens on the Facility.

ARTICLE VI
COMPLETION AND ACCEPTANCE

6.1   Notice of Completion. When Contractor has fully completed performance of the Services, it shall notify Owner and request confirmation by Owner in writing of completion of the Project.

6.2   Acceptance by Owner. Within three (3) days after receipt of a notice from Contractor pursuant to Section 6.1 above, Owner shall issue written confirmation of completion of the Project or specify in writing to Contractor any obligations under this Contract which are Contractor's responsibility and have not been fulfilled. In such event, Contractor shall promptly fulfill any unfilled obligations of its Services under this Contract which are its responsibility and submit a further notice to Owner pursuant to Section 6.1 above.

ARTICLE VII
COMPENSATION

7.1   Contractor Fee. Owner shall pay to Contractor, as full and complete compensation for performance of the Services set forth in this Contract, the sum of $100,000 (the "Contractor Fee").

7.2 Contractor Fee Constitutes an Obligation. Effective as of the Closing Date, the Contractor Fee will constitute an Obligation under this Contract and shall bear interest at the Contract Rate.

ARTICLE VIII
ADVANCEMENT OF FUNDS

8.1   Amount of Funds Advanced. Subject to the terms and conditions set forth in this Contract, after Closing Contractor agrees to provide funds on behalf of Owner not to exceed $3,700,000 for capital expenditures plus an additional $400,000 for Facility startup operating expenses (collectively, the "Funding Amount Limit"') so that Contractor may provide the Services set forth herein. Contractor does not intend to advance Owner any amount in excess of the Funding Amount Limit, and, subject to Section 18.5, any increase in the Funding Amount Limit required by a Change in Services will occur only after written approval of such increase by Contractor to be given in its sole and absolute discretion. If, however, the funds provided by Contractor pursuant to this Section 8.1 at any time exceed the Funding Amount Limit, such amounts will constitute Obligations and will be entitled to the benefit of Contractor's Liens on the Facility.

8.2 Interest.

(a)   All amounts provided by Contractor pursuant to Section 8.1 (the "Advances") and all other Obligations under the Contract Documents will bear interest at the Contract Rate beginning on the date of each Advance or, in the case of other Obligations, the date that such Obligation is accrued, and continue until all Obligations are paid in full in accordance with this Contract.

(b)   All interest will be computed on the actual number of days elapsed over a year composed of 360 days. Interest is due and payable under this Contract in arrears and in immediately available funds on each Payment Date.

8.3   Repayment of Funds. Beginning on the tenth (10th) day of the month following the month in which the Initial Operation Date occurs (the "Initial Payment Date") and on each Payment Date thereafter, Owner shall pay to Contractor, in accordance with the provisions of the Joint Marketing Agreement, a minimum payment of $150,000 (the "Base Construction Payment"); provided, however, that if Gross Profits in any calendar month are insufficient to satisfy the Base Construction Payment, then one hundred percent (100%) of the Gross Profits in subsequent calendar months shall be paid to Contractor until any such insufficiencies have been satisfied in full (in either instance, such payment will be referred to herein as the "Construction Payment.

8.4   Application of Funds.

(a)   Payments due under this Contract will be applied first to accrued interest on the Obligations, and second to the principal on the Obligations.

(b)   Any prepayments made on Advances will be applied first to principal on the Obligations, and second to accrued interest on the Obligations.

8.5           Optional Prepayment. Owner may prepay the Obligations in whole or in part at any time without penalty or premium.

8.6   Mandatory Prepayment of Obligations. Owner will promptly pay to Contractor one hundred percent (100%) of all net proceeds from the sale of the Facility up to the outstanding amount owed on Advances and other Obligations under the Contract Documents. The preceding sentence will not, however, be deemed to be a consent by Owner to any sale. All prepayments received by Owner under this Section 8.6 will be immediately applied as a prepayment of the Advances pursuant to Section 8.4(b).

8.7   Application of Insurance Proceeds. Owner will promptly pay to Contractor one hundred percent (100%) of all cash amounts received as insurance proceeds under any property or casualty insurance related to the Facility up to the amount owed on Advances and other Obligations under the Contract Documents, unless Contractor consents to Owner's expenditure of those insurance proceeds to repair or replace the Facility. All prepayments received by Contractor under this Section 8.7 will be immediately applied as a prepayment of the Advances pursuant to Section 8.4(b).

8.8   Taxes.

(a)   All payments made by Owner under this Contract will be made free and clear of and without deduction for Taxes. If Owner is required by law to deduct any Taxes from any sum payable to Contractor, (i) the sum payable will be increased by an amount so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 8.8(a)) Contractor will receive an amount equal to the sum it would have received had no deductions been made, (ii) Owner will deduct from the sum payable to Contractor an amount sufficient to pay the Taxes and pay the balance to Contractor, and (iii) Owner will promptly pay the full amount deducted to the relevant Taxing Authority or other Governmental Authority in accordance with Law

(b)   In addition, and to the fullest extent permitted by Law, Owner agrees to pay any present or future stamp, documentary, mortgage registration or similar taxes or any other excise or property taxes, charges or similar levies that arise from any payment made or from the execution, delivery or registration of, or otherwise with respect to, any Contract Document (collectively, the "Other Taxes")

(c)   To the fullest extent permitted by Law, and unless there exists a material breach of Contractor's representations in this Contract, Owner will forever indemnify Contractor from and against (i) all Taxes and Other Taxes imposed by any Taxing Authority on amounts payable under this Section 8.8(c) and paid by Contractor on behalf of Owner and (ii) all liabilities (including penalties, interest and reasonable attorneys fees, expenses and disbursements) arising from or related to those Taxes and Other Taxes without regard to whether those Taxes or Other Taxes were correctly or legally imposed. Owner will make any payments required under this Section 8.8(c) within thirty (30) days after the Contractor delivers a written notice to Owner that (x) identifies the relevant Taxing Authority and the amount of the Tax or Other Tax imposed, (y) states with reasonable specificity the basis for that Tax or Other Tax, and (z) certifies that Contractor has paid the Tax or Other Tax imposed. The indemnification obligations of Owner under this Section 8.8(c) will survive the repayment of the Obligations and the termination of this Contract.

ARTICLE IX
GRANT OF LIEN; SECURITY INTEREST

9.1           Grant of Security Interests. As security for all of the Obligations owed to Contractor or its Affiliates under this Contract and the other Contract Documents, Owner grants, assigns, transfers and conveys to Contractor a perfected security interest in, a general lien upon, and a right of set-off against all of Owner's assets, tangible or intangible, including but not limited to the following and whether now owned or later acquired:

(a)   all of Owner's accounts (as is defined in the Code) of any kind (the "Accounts"); all chattel papers, electronic chattel papers, payment intangibles, promissory notes, letter of credit rights, documents and instruments relating to the Accounts; and all rights in and to all security agreements, leases, and other contracts securing or otherwise relating to any Accounts or any such chattel papers, documents and instruments;

(b)   all of Owner's Equipment in all of its forms and wherever located;

(c)   all of Owner's general intangibles (as defined in the Code) of any kind (the "General Intangibles"); all chattel papers, electronic chattel papers, payment intangibles, promissory notes, letter of credit rights, documents and instruments relating to the General Intangibles; and all rights in and to all security agreements, leases, and other contracts securing or otherwise relating to any General Intangibles or any such chattel papers, documents and instruments;

(d)   all of Owner's inventory (as defined in the Code) in all of its forms, and wherever located, together with all accessions or additions thereto and products thereof;

(e)   all of Owner's investment property (as defined in the Code) wherever located;

(f)   all of Owner's deposit accounts (as defined in the Code) wherever located;

(g)   any additional intangible property from time to time delivered to or deposited with Contractor as security for the Obligations or otherwise pursuant to the terms of this Contract; and

(h)           the proceeds, products, supporting obligations, Related Rights, additions to, substitutions for and accessions of any and all Collateral described in subparagraphs (a)-(g) in this Section (a).

9.2           Release of Liens; Financing Statements; Release. Upon the indefeasible payment in cash and performance in full of all Obligations under this Contract (other than indemnity obligations and similar obligations that survive the termination of this Agreement), Contractor will deliver to Owner, at Owner's expense, releases of all Liens arising under the Security Documents with an acknowledgment that the same have been terminated, and Owner shall deliver to Contractor a general release of all of Contractor's liabilities and obligations under this Contract. The obligations of Owner and Contractor under the other Contract Documents will survive the termination of this Contract and the release of the security interests.

9.3   Forbearance and Subordination Agreements. Owner shall cause each Person who currently holds a Lien on the Collateral or has the right to assert such a Lien to execute (a) a forbearance agreement in form and substance satisfactory to Contractor in its sole discretion or (b) a Subordination Agreement.

9.4   All Obligations are Pari Passu. All Obligations owed to Contractor under the Contract Documents shall be pari passu with all Obligations owed to any Affiliate of Contractor under Contract Documents, and all Obligations shall be secured ratably, for the benefit of Contractor and its Affiliates, by the Liens granted pursuant to the Security Documents.

9.5   Mechanic and Materialmen Liens. Owner and Contractor hereby acknowledge and agree that (a) the mechanic's, contractor's or materialman's lien provisions of Chapter 53 of the Texas Property Code and the lien provisions of Article XVI, Section 37 of the Texas Constitution (both as amended, supplemented or replaced, the "Applicable Lien Laws") shall apply to and secure the payment of the Services to be performed by or on behalf of Contractor at the Facility, including, without limitation, any and all labor or materials to be furnished to the Facility in connection with the Services, and (b) if Owner fails to timely pay Contractor in accordance with the terms of this Contract, in addition to any and all other remedies Contractor may have under this Contract, Contractor may in its sole and absolute discretion assert and foreclose upon any or all of such liens of Contractor securing such payment ("Contractor's Liens"), subject to and in accordance with the Applicable Lien Laws.

ARTICLE X
OWNER REPRESENTATIONS AND WARRANTIES

To induce Contractor to make the Advances, Owner makes the following representations and warranties, each and all of which will survive the execution and delivery of this Contract and continue until all Obligations have been satisfied.

10.1         Formation and Existence. Owner is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Owner is qualified to do business in every other jurisdiction where the nature of its business or the ownership of its property requires it to be so qualified and where failure to so qualify could reasonably be expected to have a Material Adverse Effect.

10.2         Name; Executive Offices. The name of Owner, as listed in its Charter Documents on file in the public records of its jurisdiction of organization, is Lazarus Energy LLC. Owner's principal place of business and chief executive offices are located at the address forth in Section 19.6.

10.3         Authorization; Non-Contravention. Owner's execution, delivery and performance under the Contract Documents and the creation of all Liens provided for in those agreements:

(a)   are within the company power and authority of Owner;

(b)   have been duly authorized by all necessary company action of Owner;

(c)   are not in contravention of (i) any agreement to which Owner is a party or by which it or its property is bound, (ii) the Charter Documents of Owner, or (iii) any provision of law applicable to Owner or its properties where its contravention could reasonably be expected to have a Material Adverse Effect;

(d)   do not require the consent or approval of any Governmental Authority or any other Person except for (i) those previously delivered to Contractor, or (ii) those that are both (A) identified on Schedule 10.3, and (B) routinely granted by the relevant Governmental Authority and expected to be obtained in the ordinary course (the consents and approvals described in the preceding clause (ii) being the "Post-Closing Governmental Consents"); and

(e)   are legal, valid and binding obligations of Owner, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles.

10.4         Solvency. Owner is Solvent and will continue to be Solvent after giving effect to the transactions contemplated by this Contract.

10.5         Omissions and Misstatements. Owner has disclosed to Contractor all agreements, and all other matters known to Owner, that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All financial and other information furnished in writing by or on behalf of Owner to Contractor in connection with the negotiation or performance of this Contract or any other Contract Document, when taken as a whole, do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to financial projections, Owner represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. To Owner's knowledge, after due inquiry, there is no fact peculiar to Owner which could reasonably be expected to have a Material Adverse Effect or in the future is reasonably likely to have a Material Adverse Effect and which has not been set forth in this Contract or the Contract Documents or disclosed in writing to Contractor by Owner on or before the date of this Contract.

10.6         Joint Venture. Owner is not engaged in any joint venture or partnership relating to the Facility or its assets with any other Person.

10.7         Commissions; Expenses. Except for commissions for which Owner is solely responsible and that are identified on Schedule 10.7, no broker's or finder's fees or commissions have been paid or will be payable by Owner or any of its Affiliates to any Person in connection with the transactions contemplated by this Contract.

10.8         Tax Returns; Taxes. Owner has timely filed (after giving effect to any applicable extensions) all income tax and all other material tax returns (foreign, federal, state and local) required to be filed and has paid all taxes due (including interest and penalties) except for amounts contested in good faith by Owner through appropriate proceedings timely filed and against which Owner maintains adequate reserves. No assessments have been made by any Governmental Authority against Owner or the Facility that have not been paid (except for assessments protested in good faith by Owner through appropriate proceedings timely filed and against which Owner maintains adequate reserves) nor has any penalty or deficiency been assessed by any Governmental Authority. No Governmental Authority has notified Owner that any income tax or other material tax return is under examination, nor is the result of any prior examination being contested by Owner. Except with respect to taxes being contested in good faith by Owner through appropriate proceedings timely filed and against which Owner maintains adequate reserves, no material tax Liens have been filed against Owner or the Facility.

10.9         Litigation; Governmental Proceedings. Except as set forth on Schedule 10.9. no claim, action, suit or other proceeding (collectively, an "Action") by any Governmental Authority or any other Person is pending or, to the best of Owner's knowledge, threatened against Owner or that relates to the Facility. With respect to the Actions set forth on Schedule 10.9, Owner has not accepted liability in connection with any Action except in the specific instances described on Schedule 10.9, none of which could reasonably be expected to have a Material Adverse Effect.

10.10       Ownership of Facility; Interests.

(a)   Except as set forth on Schedule 10.10, the Collateral is owned of record by Owner free and clear of any Liens. Owner has the exclusive right to sell and grant Liens over the Collateral. To Owner's knowledge, there are no unrecorded documents or agreements that could limit or impair (i) the Owner's ability to grant the Liens contemplated by the Security Documents or (ii) the Contractor's ability to enforce those Liens pursuant to the Security Documents.

(b)   All of the assets of Owner that are reasonably necessary for the conduct of its current business are in good working condition (ordinary wear and tear excepted) and are regularly maintained in accordance with customary industry standards.

10.11  Legal Description of the Facility Site. The Legal Description of the Facility Site sets forth an accurate and proper legal description of the real property upon which the Facility is located and includes all known legal limitations or restrictions relating to the Site.

10.12  Environmental Matters. Except as set forth in (a) that certain Environmental Site Assessment for the Facility, prepared in March 2004 by George Chandlee, Ph.D., P.G. and Source Environmental Sciences, Inc. and (b) the Phase I Environmental Site Assessment Report dated November 30, 2006, the Limited Phase II Subsurface Investigation Report dated February 7, 2007 and the Addendum to that report dated June 16, 2008, and the Phase I Environmental Site Assessment Report dated April 3, 2008, each completed by Enercon Services, Inc. 1700 West Loop South, Suite 825, Houston, Texas 77027, and as disclosed on Schedule 10.12:

(a)           The Facility, the operations currently conducted at the Facility, and, to Owner's knowledge, the operations conducted at the Facility by any prior owner or operator of the Facility are not or were not (i) in violation of any Environmental Law or any Order of any Governmental Authority in respect of any Environmental Law, (ii) the subject of any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any Governmental Authority, or (iii) currently subject to any unsatisfied remedial obligations under any Environmental Law;

(b)   All Permits and notices, if any, required by any Environmental Law to be maintained or filed in connection with the operation or use of the Facility have been duly filed and are being maintained, any applications for renewal of such Permits have been submitted on a timely basis, and the Facility is in compliance with the terms and conditions of those Permits and notices;

(c)   (i) all Hazardous Materials, solid waste, and Hydrocarbon exploration and production wastes, if any, previously generated at the Facility has been transported or treated or disposed of in accordance with Environmental Laws, (ii) all transport carriers and treatment and disposal facilities have been and are operating in compliance with Environmental Laws, and (iii) such carriers and facilities are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental Authority in connection with any Environmental Laws;

(d)          There are no Hazardous Materials located on, within or under any land, buildings or other improvements owned, leased or used in connection with the operation of the Facility at any time, including any surface and subsurface waters on or under any real property owned, leased or used by Owner at any time, which could result in Liability under any Environmental Law;

(e)   There are no polychlorinated biphenyls or any asbestos or asbestos-containing materials located on or within the Facility or on the properties surrounding the Facility. Neither Owner nor the Facility sells or has sold any product containing asbestos or polychlorinated biphenyls;

(f)   Owner is not under any current obligation or impending obligation imposed by any Governmental Authority to make any material expenditure over the next three years to achieve or maintain compliance with any requirement of Environmental Laws with respect to the Facility;

(g)   There is no ongoing Release or Threat of Release, and there have been no past Releases from the operations of the Facility which could result in Liability under any Environmental Law;

(h)           Owner has not received any information indicating that any Person, including any employee, may have impaired health, or that the Environment may have been adversely impacted, as the result of the operations or products of the Facility or the Release of Hazardous Materials from, on or under the Facility or any land, building or other improvement owned, leased or used in the operation of the Facility;

(i)            With respect to the operations of the Facility, Owner has not (i) entered into or been subject to any Order relating to Environmental Laws; (ii) received any notice under the citizen suit provisions of any Environmental Law; (iii) received any request for information, notice, demand letter, notice of investigation, administrative inquiry or formal or informal complaint or claim relating to any potential liability under any Environmental Law; or (iv) been subject to or threatened with any governmental or citizen enforcement action relating to any Environmental Law;

(j)            Neither Owner nor any of its Affiliates have any unsatisfied or known contingent Liabilities in connection with any release or threatened release of any Hazardous Materials, solid waste, and hydrocarbon transportation and production wastes on or from the Facility; and

(k)           Owner has no reason to believe that the Facility and its current or proposed operations will not be able to maintain compliance with all Environmental Laws during the term of this Contract.

10.13       OSHA.

(a)   Except as otherwise set forth on Schedule 10.13, the Facility has been in compliance with OSHA.

(b)   Except as otherwise set forth on Schedule 10.13, there are no investigations pending or threatened by any Governmental Authority or other Person that would result in the imposition of any Liability on the Facility pursuant to OSHA. Schedule 10.13 sets forth all reports of any OSHA audits with respect to the Facility performed within the previous five years by any Person (including Owner) or any Governmental Authority.

10.14       Permits and Licenses.

(a)   Owner maintains all Permits necessary to conduct Crude Oil transportation, processing and storage at the Facility, and Owner maintains all other Permits necessary to conduct its business, except, in either case, where the failure to maintain a Permit could not reasonably be expected to have Material Adverse Effect.

(b)   There are no material pending fees, assessments or penalties relating to any Permit other than those payable in the Ordinary Course of Business and not yet delinquent.

(c)   The continuation, validity and effectiveness of each Permit are not and will in no way be adversely affected by the transactions contemplated by this Contract or the Contract Documents.

(d)   Owner is not in breach of or in default under the terms of any Permit, and Owner has not engaged in any activity which could result in the revocation or suspension of any Permit. No action or proceeding is pending or, to Owner's knowledge, threatened by the issuer of any Permit that could result in the revocation or suspension of any Permit. Except as set forth on Schedule 10.14, no suspension of the operations of the Facility is in effect.

10.15       Operation of the Facility.

(a)          Except as set forth on Schedule 10.15, and except where the failure to do so could reasonably be expected to have a Material Adverse Effect, the Facility (together with any other properties unitized by the Facility) has at all times been maintained, operated and developed (i) in conformity with all Laws and (ii) in a manner consistent with the conduct of a Prudent Operator; and

(b)          Except as set forth on Schedule 10.15, Owner is not in breach of or in default under the terms of any contract or agreement to which it is bound or to which the Facility is subject, except to the extent such breach or default could not reasonably be expected to have a Material Adverse Effect.

10.16  Equipment. Except for the Permitted Encumbrances and as set forth on Schedule 10.16, there is no restriction or other limitation on Contractor's ability to obtain or exercise its Lien over the Equipment, including the right to foreclose on and sell the Equipment or to exercise, subject to Debtor Relief Laws, all other rights and remedies of a secured party under the Laws of each jurisdiction applicable to the Facility.

10.17  Unpaid Bills.

(a)   Schedule 10.17 identifies all vendors that have provided goods or services to the Owner in connection with operation of the Facility during the twelve calendar months preceding this Contract.

(b)   Except as set forth on Schedule 10.17. Owner has no past due bills for improvements to the Facility that could give rise to mechanics' or materialmen's Liens or other similar Liens arising by operation of law that could rank in priority ahead of any of the Liens arising under the Security Documents, except for bills being diligently contested in good faith by Owner and against which Owner maintains adequate reserves.

10.18  Taxpayer Identification. Owner's federal taxpayer identification number is 13-4321870.

10.19  Insurance. The insurance policies that Owner is required to maintain under Section 12.8 provide insurance coverage, in both type and amount, that is (a) sufficient to allow Owner to comply with all Laws and (b) consistent with the insurance coverage, in both type and amount, that would be maintained by a Prudent Operator. Contractor has been named as an additional insured under all liability insurance policies maintained by Owner and has been named as a loss payee under all property casualty insurance maintained with respect to the Facility.

10.20  Restriction on Liens. Except for the Post-Closing Governmental Consents, no restriction or limitation exists with respect to Owner's ability to grant to Contractor the Liens arising under the Security Documents.

10.21  Deposit Accounts. Except as set forth on Schedule 10.21, Owner does not maintain any deposit accounts (as defined in the Code).

10.22  Labor Matters. Neither Owner nor any of its Subsidiaries are in violation of any Law relating to labor matters, and all payments due from Owner or any Subsidiary of Owner for employee health and welfare insurance have been paid or accrued as a liability on its books, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

10.23  No Default. No Default exists or is reasonably likely to result from Owner's entry into or performance under any Contract Document or the making of any Advance under this Contract. No event or circumstance exists which, with the expiry of a grace period, the giving of notice or the making of any determination by any other Person would constitute a default under any other agreement, whether written or oral, by which Owner is bound or to which the Facility is subject, except where such default could not reasonably be expected to have a Material Adverse Effect.

10.24  Financial Statements. The most recent financial statements of Owner delivered to Contractor (a) have been prepared in accordance with GAAP, and (b) give a true and fair view (if audited) or fairly present (if unaudited) of its consolidated financial condition as at the end of, and consolidated results of operations for, the period to which they relate

ARTICLE XI
FlNANCIAL STATEMENTS AND CERTATNNOTIC S TO CONTRACTOR

For as long as this Contract remains in effect, Owner shall deliver the following to Contractor upon its request:

11.1    Financial  Reporting.     Such  financial  statements  of  Owner  certified  by  an Authorized Officer that are prepared in accordance with GAAP and fully compliant with the requirements of the Sarbanes-Oxley Act of 2002, as amended, in accordance with the requirements set forth on Exhibit I attached hereto.

11.2    Spending  Report.    A  monthly spending  report  prepared in  accordance with Exhibit  I  consisting  of  written  documentation satisfactory  to  Contractor  setting  forth  the spending allocations of Owner for funds received by Owner from Contractor or its Affiliates.

11.3    Notices of Default.   Written notice to Contractor promptly (but, in any event, within three (3) Business Days) after Owner becomes aware that a Default has occurred.  Each notice will describe, in reasonable detail, the nature of the Default, event or circumstance, its anticipated effect on Owner and the Facility, and what responsive action(s) Owner proposes to take.

11.4    Additional Information.   Additional information as Contractor may reasonably request concerning Owner, its financial condition or the ownership or operation of the Facility.

ARTICLE XII
AFFIRMATIVE COVENANTS

For as long as this Contract remains in effect, Owner shall, unless Contractor otherwise consents in writing:

12.1        Preservation of Existence and Good Standing. Maintain (a) its existence and current form of organization under the laws of the State of Delaware and all related rights, privileges and franchises and (b) good standing in every jurisdiction in which Owner is qualified to do business or the ownership of its property requires it to be so qualified, including, but not limited to, the State of Texas.

12.2        Operations of the Facility.

(a)   Prior to and after the Initial Operation Date, operate the Facility in the Ordinary Course of Business and shall (i) maintain and keep the property and Equipment of the Facility in good repair, working order and condition, (ii) purchase and keep in full force and effect insurance coverage with respect to the Facility and its assets in amounts as would be maintained by any Prudent Operators similarly situated, (iii) maintain the books and records of the Facility consistent with past practice and (iv) comply in all material respects with all Laws and Permits applicable to the Facility.

(b)   Not perform, take any action or incur or permit to exist any act, transactions, events or occurrences which would result in a Material Adverse Effect to Owner or the Facility.

(c)   Not, other than as necessary in the Ordinary Course of Business and in a manner that fully complies with all Environmental Laws, generate, store, transport, recycle, treat, Release, dispose of or otherwise handle in any way any Hazardous Materials for itself or for any other Person nor allow any other Person to generate, store, transport, recycle, treat, Release, dispose of or otherwise handle in any way any Hazardous Substance on any real property owned, leased or used by the Owner at any time in connection with the operation of the Facility.

(d)   Not impair the health of any individuals or the Environment through the Release of Hazardous Materials from the Facility or its assets.

12.3    Compliance with Law.

(a)   Comply, with all Laws regarding the collection, payment and deposit of employees' income, unemployment and Social Security taxes except to the extent that its noncompliance could not reasonably be expected to have a Material Adverse Effect.

(b)   Comply with all Laws affecting the ownership and operation of the Facility except to the extent that its noncompliance could not reasonably be expected to have a Material Adverse Effect.

(c)   Comply with all Environmental Laws, including with respect to (i) disposing of or releasing Hazardous Materials, solid wastes, the Nixon Product or Hydrocarbons on, under, about or from the Facility or the Site, (ii) timely obtaining and complying with all Permits (including those Permits required in connection with Environmental Laws) and filing all notices required to be obtained or filed in connection with the ownership and operation of the Facility, (iii) promptly commencing and diligently prosecuting to completion any assessment, investigation, monitoring, containment, cleanup, restoration or other remedial obligation (collectively, the "Remedial Work") required in connection with any actual or suspected past, present or future disposal or other release of any Hazardous Materials, solid wastes or Hydrocarbons or Nixon Product on, under, about or from the Facility or the Site, and (iv) implementing and maintaining procedures as necessary to continuously determine and ensure Owner's compliance with all Environmental Laws.

(d)   Operate the Facility so that no cleanup or other obligation is imposed under CERCLA or any other Law (including Hazardous Substance Laws) intended to protect the environment or relating to the generation, transportation or disposal of hazardous waste which could allow any Person to assert a Lien to secure that obligation that is senior in priority to Contractor's Liens on the Facility, but excluding Liens being protested in good faith by Owner through appropriate proceedings timely filed and against which Owner maintains adequate reserves in accordance with GAAP.

(e)   Notify Contractor in writing within ten days after (i) the commencement of any action, investigation or inquiry by any Governmental Authority, or (ii) receiving written notice of any threatened demand or action by any landowner or other Person against Owner or affecting the Facility in connection with an alleged violation of any Environmental Law (but excluding routine testing and routine corrective action).

(f)   Comply with all Environmental and Safety Regulations and other Laws with respect to Hazardous Materials, and keep all the Facility free and clear of any Liens imposed by those Laws. If Owner receives any notice from any Person relating to an alleged Release of Hazardous Materials at or from the Facility or the Site, Owner shall immediately (and, in any event, prior to the expiration of any period specified in the notice during which Owner is to respond) deliver a true and complete a copy of the notice to Contractor along with a description, in reasonable detail, of Owner's proposed response to the notice.

12.4         Records. Keep adequate records and books of account in accordance with GAAP to reflect all transactions conducted with respect to its business and the Collateral. Owner shall conduct its business and keep its books and records separate from those of its Affiliates.

12.5         Litigation. Notify Contractor in writing within ten days after (i) the commencement of any action, investigation or inquiry by any Governmental Authority, or (ii) receiving written notice of any threatened demand or action by any other Person that seeks to:

(a)   prohibit or impose any material restriction on Owner's business as it presently conducts it; or

(b)   declare any substance used, sold or distributed by Owner to be a Hazardous Material in violation of any Hazardous Substance Law.

12.6         Damage to Facility. Notify Contractor in writing promptly upon Owner becoming aware of:

(a)   damage to the Facility causing a loss in excess of $100,000 that is not fully covered by insurance; and

(b)   the occurrence or existence of any condition or event that could reasonably be expected to cause a loss or depreciation of the Collateral in excess of $100,000, excluding changes in the economy generally (e.g., fluctuations in the market price of Crude Oil).

12.7         Solvency. Conduct its business in a manner as is necessary to remain Solvent.

12.8         Insurance.

(a)   Continuously keep all Personal Property insured for replacement value of like kind and quality (i) with insurance companies licensed to do business in the jurisdiction(s) in which the property is located and having a Best's rating of "A" or better, and (ii) against loss or damage by theft, burglary, pilferage, fire and other risks customarily insured against by any Prudent Owners and operators similarly situated.

(b)   Continuously maintain, with insurance companies licensed to do business in the applicable jurisdiction(s) and having a Best's rating of "A" or better, liability insurance coverage against risks incident to the ownership and operation of the Facility of a type and in an amount as is customarily maintained by other Prudent Operators similarly situated.

(c)   Cause all insurance policies to contain endorsements in form satisfactory to Contractor showing Contractor as loss payee or additional insured, as applicable, and containing waivers of subrogation by the respective insurers and non-contributory standard mortgagee clauses or their equivalent or a satisfactory mortgagee loss payable endorsement in favor of Contractor. Owner shall notify Contractor in writing promptly after becoming aware of the occurrence or existence of any event or circumstance that could be the subject of a claim in excess of $100,000 under any insurance coverage maintained by or for the benefit of Owner. Owner authorizes and directs Contractor to (i) retain and, subject to Section 8.6, apply all insurance proceeds as a prepayment of the Obligations or, (ii) if no Owner Event of Default then exists, disburse any or all of those insurance proceeds to Owner (subject to such terms and conditions as Contractor may reasonably deem appropriate) to pay the cost of repairing, replacing or restoring the Facility or any of its assets.

(d)   Deliver to Contractor all certificates of insurance and, if requested by Contractor, true and complete copies of all insurance policies and endorsements, that Owner is required to maintain under this Contract. Owner shall Cause all certificates to show that (i) the relevant insurance is in full force and effect, and (ii) the insurer has agreed to give Contractor at least fifteen (15) days prior written notice of the cancellation or non-renewal any of the insurance coverages identified on the certificate.

(e)   Deliver to Contractor, at least fifteen (15) days prior to the expiration date of each policy maintained under this Section 12.8, an acceptable certificate of insurance with respect to the renewal or replacement policy.

(f)   Notwithstanding the specific requirements of this Section 12.8, employ industry standard practices at all times with respect to its insurance coverages to include, but not be limited to, Facility maintenance and equipment work. If Contractor notifies Owner that its insurance program is, in the reasonable opinion of Contractor, not in compliance with this Section 12.8. then Owner shall promptly act to bring its insurance program into compliance to the extent such insurance is available on commercially reasonable terms.

12.9         Access to Books and Records; Inspections; Consultants.

(a)   Until repayment of all Obligations in full, provide Contractor with all reasonable access to appropriate officers, employees and agents of Owner to discuss the business and accounts of Owner at such times and as often as Contractor may request.

(b)   Provide Contractor with all reasonable access to the books and records maintained by Owner in connection with the conduct of its business, including but not limited to, all information, books and records used to prepare Owner's financial statements pursuant to Section 11.1.

(c)   Provide Contractor with all reasonable access to the Facility and all other facilities owned, operated, used or maintained by Owner in connection with the conduct of its business to, among other things, witness all Equipment maintenance, Crude Oil processing and other Facility activities. To provide Contractor with a reasonable opportunity to exercise its rights under this Section 12.9(c), Owner shall give Contractor as much notice as practical of all Facility activities. The access granted to Contractor under this Section 12.9(c) will not unreasonably disrupt the operation of the Facility.

(d)   Provide Contractor's consulting engineers, accountants and other professionals with all reasonable access to the Facility and all other facilities, books and records owned, operated, used or maintained by Owner in connection with the conduct of the Facility that are reasonably necessary for the performance of Contractor's obligations herein. So as to not unreasonably disrupt the business of Owner, Owner shall arrange access during its normal business hours on at least two Business Days notice from Contractor. Contractor may from time to time, upon prior written notice to Owner (except if an Owner Event of Default exists, in which case Contractor is not require to provide such notice), select and retain such consultants as Contractor reasonably determines are necessary to advise it with respect to technical and financial matters related to Owner's business and its ownership and operation of the Facility. All fees and expenses related to Contractor's consultants retained under this Section 12.9(d) shall become part of the Obligations and will be secured by Contractor's Liens on the Facility.

12.10  Creditors. Provide Contractor upon request a true and complete schedule of Owner's creditors, including the amount due to each and the date each payment is due. Owner shall notify Contractor immediately if Owner fails to make any payment (except for payments contested in good faith by Owner and against which Owner maintains adequate reserves) to any Person in accordance with required terms where such non-payment could result in the imposition of a Lien on the Collateral or could reasonably be expected to have a Material Adverse Effect. If Contractor receives notice that Owner has failed to make any required payment when due, Contractor may, but will have no obligation to, make payment directly to the creditor if necessary, in the opinion of Contractor, to protect Contractor's interest in the Collateral. If Contractor makes payments to any creditor under this Section 12.10, Owner shall reimburse Contractor upon demand and, if not promptly reimbursed, those amounts will become part of the Obligations and will be secured by Contractor's Liens on the Collateral.

12.11  Bonds. Continuously maintain bonds required by any Governmental Authority in connection with the ownership and operation of the Facility, and deliver to Contractor true and complete copies of all bonds in place (including renewals). Schedule 12.11 identifies (a) each bond that Owner is required by any Governmental Authority to maintain in connection with the ownership and operation of the Facility, and (b) all payment obligations of Owner to any Person who has issued a bond on behalf of Owner.

12.12       Payment of Taxes, Etc. Pay when due all taxes, assessments and governmental charges levied, assessed, imposed or payable in connection with the Collateral except for taxes, assessments, charges or encumbrances being protested in good faith by Owner through appropriate proceedings timely filed and diligently prosecuted and against which Owner maintains adequate reserves in accordance with GAAP.

12.13       Equipment.

(a)   Continuously maintain all Equipment in good working condition (ordinary wear and tear excepted) and in accordance with customary industry standards.

(b)   Keep all Equipment at the location(s) within the State of Texas where it is used by Owner in the conduct of its business.

(c)   Maintain accurate and complete records of the Equipment (including its description, location, age, condition, cost and accumulated depreciation) used in connection with the conduct of Owner's business or the operation of the Facility. Owner shall, at Contractor's request, make its Equipment records available to Contractor during Owner's normal business hours and on reasonable notice.

(d)   When Owner is permitted to dispose of any Equipment under the Security Documents, it shall do so in good faith, in an arm's length transaction with a non-Affiliate and obtain an amount of recovery consistent with the conduct of a Prudent Operator and customary industry standards.

ARTICLE XIII
NEGATIVE COVENANTS

For as long as this Contract remains in effect, Owner shall not, unless Contractor otherwise consents in writing:

13.1         Debt. Incur, assume or allow to exist any debt, except for debt that is (a) fully subordinated to the Obligations pursuant to a Subordination Agreement or (b) is set forth on Schedule 13.1.

13.2         Accounts. Sell, discount or factor its accounts or its negotiable instruments except for accounts settled or discounted in the Ordinary Course of Business while no Default exists.

13.3         Ownership and Business Operations.

(a)           Suffer any Change of Control or merge with or into any other Person;

(b)   acquire or agree to acquire any material portion of the assets of or the Equity Interests in another Person;

(c) transfer (or grant any Person an option to acquire) any of its assets (as that term is defined under GAAP) with a fair market value, individually or in the aggregate, of more than $100,000 in any six-month period except for the sale of worn, surplus or obsolete Equipment in accordance with this Contract and the Security Documents;

(d) enter into any joint venture or other partnership arrangement relating to the Facility or its assets with any Person without the written consent of Contractor;

(e) enter into any contracts with any third parties which would materially affect or impair Contractor's or its Affiliates' rights under this Contract, the Joint Marketing Agreement or the Supply Agreement without the written consent of Contractor or such Affiliates, as applicable; or

(f) move its executive offices, change its company name, change its corporate form to another type of entity, or move its jurisdiction of organization to a jurisdiction other than that in which Owner is organized on the date of this Contract.

13.4         Liens and Encumbrances. Except as set forth on Schedule 13.4, allow any Lien to exist or consent to the filing of any financing statement on the Collateral except Liens in favor of Contractor.

13.5         Affiliate Transactions. Enter into a transaction with any Affiliate unless (a) the Affiliate has executed a Subordination Agreement and (b) Owner has documented to the satisfaction of Contractor that the terms of the proposed transaction are at least as favorable as those that Owner could obtain in an arm's length transaction with a Person that is not at Affiliate.

13.6         Deposit Accounts. Except for those identified on Schedule 10.21. maintain any additional deposit accounts (as defined in the Code) without the written consent of Contractor.

ARTICLE XIV
FURTI1HR RIGHTS OF CONTRACTOR

14.1         Further Assurances; Delivery of Additional Documents. Until all Obligations are indefeasibly repaid in full (other than indemnity and reimbursement obligations that survive the termination of this Contract):

(a)   Owner shall, at its expense, take all actions and execute all additional documents reasonably requested by Contractor and necessary or convenient to (i) the creation, perfection, maintenance or continuation of a first-priority Lien in favor of Contractor on the Collateral, or (ii) Contractor's exercise of its rights under this Contract and the other Contract Documents (collectively, the "Implementation Documents").

(b)   Owner appoints Contractor and each of its designees as Owner's attorney in fact to execute, on behalf of Owner whenever an Owner Event of Default exists, any Implementation Documents requested by Contractor or any document to be filed with or 32 approved by any Governmental Authority in connection with a foreclosure on the Collateral. This appointment is coupled with an interest and is irrevocable.

(c)           In exercising the appointment described in Section 14.1(b), neither Contractor nor its designees will be liable to any Person for any act, omission, error in judgment or mistake of law that is not intentional, willful or grossly negligent.

14.2         Payments by Contractor. If Owner fails to (a) continuously maintain insurance as required by this Contract or (b) pay any amount owed to any Person when due if Owner's failure to pay could reasonably be expected to have a Material Adverse Effect, Contractor can, but will not have any obligation to, (x) obtain insurance on behalf of Owner as required by this Contract if such coverage is available on commercially reasonable terms or (y) pay the unpaid amount(s) on behalf of Owner. Contractor will give Owner at least three (3) Business Days notice prior to exercising its rights under the preceding sentence unless an Owner Event of Default exists, in which case no prior notice will be necessary. Owner will reimburse Contractor upon demand for all amounts (including reasonable attorneys fees) paid by Contractor to any Person under this Section 14.2. If Owner fails to reimburse those amounts upon demand, the unreimbursed amounts will become part of the Obligations.

14.3         Possession and Preservation of the Collateral. If any Owner Event of Default exists, Contractor can, in addition to any other remedies available to Contractor, (a) exercise the rights of a secured creditor under the Code to enter Owner's premises, (b) take possession of the Collateral to preserve and prepare the Collateral for sale, and (c) take possession or place custodians in control of Owner's premises without charge, rent or payment, remain on and use the premises to preserve and prepare the Collateral for sale.

ARTICLE XV
INDEMNITIES

15.1         Contractor Indemnity. CONTRACTOR WILL INDEMNIFY, DEFEND, AND HOLD HARMLESS OWNER AND ITS RELATED PARTIES (THE "OWNER GROUP") FROM AND AGAINST ALL ACTIONS, CLAIMS, INJURIES, DAMAGES, JUDGMENTS, LIABILITIES, COSTS AND EXPENSES (INCLUDING THE REASONABLE FEES AND EXPENSES OF COUNSEL), CHARGES AND ENCUMBRANCES (COLLECTIVELY, "CLAIMS") ARISING OUT OF ANY ACT OR OMISSION OF CONTRACTOR, ITS EMPLOYEES, OR AGENTS RELATING TO THE SERVICES THAT CONSTITUTES FRAUD, WILLFUL MISCONDUCT, OR GROSS NEGLIGENCE OF CONTRACTOR; PROVIDED, HOWEVER, THAT SUCH FRAUD, WILLFUL MISCONDUCT OR GROSS NEGLIGENCE IS DETERMINED BY THE FINAL AND NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION.

15.2         Owner Indemnity—General.

(a)         OWNER WILL INDEMNIFY, DEFEND AND HOLD HARMLESS CONTRACTOR AND ITS RELATED PARTIES (COLLECTIVELY, THE "CONTRACTOR GROUP") FROM AND AGAINST ALL CLAIMS AGAINST CONTRACTOR GROUP ARISING FROM OR RELATED TO:

(i)           ALL INJURIES TO, DEATHS, OR ILLNESSES OF PERSONS IN THE CONTRACTOR GROUP AND THE OWNER GROUP AND ALL DAMAGES TO OR LOSSES OF THE PROPERTY OF ANY MEMBER OF THE CONTRACTOR  GROUP AND THE OWNER GROUP UNLESS SUCH INJURIES, DEATHS, ILLNESSES OR DAMAGES ARISE OUT OF ANY ACT OR OMISSION OF CONTRACTOR, ITS EMPLOYEES, OR AGENTS RELATING TO THE SERVICES  THAT CONSTITUTES FRAUD, WILLFUL MISCONDUCT, OR GROSS  NEGLIGENCE OF CONTRACTOR; PROVIDED, HOWEVER, THAT SUCH FRAUD, WILLFUL MISCONDUCT OR GROSS NEGLIGENCE IS DETERMINED BY THE  FINAL AND NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION

(ii)           ALL INJURIES TO, DEATHS, OR ILLNESSES OF THIRD PARTIES AND ALL DAMAGES TO OR LOSSES OF THIRD PARTIES' PROPERTY;

(iii)          ASSERTING, ENFORCING OR DEFENDING THE RIGHTS OF THE CONTRACTOR GROUP UNDER THIS CONTRACT OR ANY OF THE OTHER CONTRACT DOCUMENTS;

(iv)          CREATING, PERFECTING, MAINTAINING, OR ENFORCING ANY LIEN;

(v)           TAKING POSSESSION OF, PROTECTING, PRESERVING AND PREPARING THE FACILITY FOR SALE WHEN AN OWNER EVENT OF DEFAULT EXISTS;

(vi)          THE ACQUISITION, OWNERSHIP OR OPERATION OF THE FACILITY BY OWNER OR ANY OTHER PERSON;

(vii)         OWNER'S PROPOSED ACQUISITION OF ANY REAL OR PERSONAL PROPERTY;

(viii)        THE EXECUTION OR DELIVERY OF ANY CONTRACT DOCUMENT BY ANY MEMBER OF THE OWNER GROUP OR THE PERFORMANCE OF ITS OBLIGATIONS UNDER ANY OF THE CONTRACT DOCUMENTS BY ANY MEMBER OF THE OWNER GROUP;

(ix)          THE FAILURE OF OWNER OR ANY OTHER PERSON TO COMPLY WITH ANY LAW (INCLUDING ANY ENVIRONMENTAL LAW);

(x)           THE FAILURE OF OWNER OR ANY OTHER PERSON TO COMPLY WITH THE TERMS AND CONDITIONS OF ANY CONTRACT DOCUMENT (OTHER THAN CONTRACTOR);

(xi)          THE INACCURACY OF ANY REPRESENTATION OR WARRANTY MADE BY OWNER TO CONTRACTOR OR ANY OTHER PERSON IN ANY CONTRACT DOCUMENT;

(xii)          THE FAILURE OF OWNER TO COMPLY WITH ANY ENVIRONMENTAL AND SAFETY REGULATIONS OR ENVIRONMENTAL LAWS, INCLUDING WITH RESPECT TO THE PRESENCE, GENERATION, STORAGE, RELEASE, THREATENED RELEASE, USE, TRANSPORTATION, DISPOSAL OR ARRANGING FOR THE DISPOSAL OR TREATMENT OF ANY HYDROCARBONS, HYDROCARBON WASTE, SOLID WASTE OR HAZARDOUS SUBSTANCE ON, UNDER OR FROM THE FACILITY OR THE SITE;

(xiii)        ANY FINDER'S, BROKERAGE, FINANCING OR SIMILAR FEES ARISING IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT; AND

(xiv)        ANY ACTUAL, THREATENED OR PROSPECTIVE LITIGATION, INVESTIGATION OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER LEGAL OR EQUITABLE THEORY AND REGARDLESS OF WHETHER ANY MEMBER OF THE CONTRACTOR GROUP IS A NAMED PARTY TO THE PROCEEDING.

(b)   The indemnity obligation owing by Owner to the Contractor Group under this Section 15.2 will not be in any way limited, modified or excused by (i) any sole or concurrent negligence of any member of the Contractor Group, whether through act or omission, (ii) any strict liability imposed on any member of the Contractor Group or (iii) the joint or contributory negligence of any other Person.

(c)   Owner shall pay any amounts owing to the Contractor Group under this Section 15.2 within ten (10) days after a member of the Contractor Group makes a written demand for payment. Upon Owner's failure to timely pay the amounts owing under this Section 15.2:

(i)           if the unpaid amount is owed to a member of the Contractor Group other than Contractor, Contractor may (but will not be obligated to) remit the unpaid amount to that Contractor Group member on behalf of Owner, in which case Owner shall reimburse Contractor upon demand; and

(ii)           if Contractor is a party to which indemnification is owed (or if Owner has failed to reimburse Contractor for amounts under this Section 15.2), then Contractor can, at its election, capitalize the amount then owing and add them to the Obligations.

15.3         Owner Indemnity-Environmental. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS CONTRACT, OWNER SHALL ASSUME RESPONSIBILITY FOR, AND SHALL INDEMNIFY CONTRACTOR GROUP FROM, AND AGAINST ALL CLAIMS, WITHOUT MONETARY LIMIT, RELATING TO THE FOLLOWING:

(a)            ALL REMEDIAL WORK REQUIRED BY A RELEASE INTO THE ENVIRONMENT THAT OCCURS PRIOR TO OR AFTER THE CLOSING DATE FROM

THE FACILITY, THE SITE OR ANY ADDITIONAL FACILITIES (AS SUCH TERM IS DEFINED IN THE SUPPLY AGREEMENT) (IF ANY), WHETHER OR NOT CAUSED BY OWNER, INCLUDING, BUT NOT LIMITED TO, SPILLS OF FUELS, LUBRICANTS, MOTOR OILS, PIPE DOPE, PAINT, SOLVENTS, BALLAST, BILGE AND GARBAGE, DEBRIS, OR ANY OTHER SUBSTANCES;

(b)   ANY PAST OR FUTURE LOSS OF OR DAMAGE TO ANY GEOLOGICAL FORMATIONS BENEATH THE SURFACE OF THE EARTH RESULTING FROM THE OPERATIONS OF THE FACILITY OR ANY ADDITIONAL FACILITIES (IF ANY) WHETHER OR NOT CAUSED BY OWNER; OR

(c)   ANY PAST, PRESENT, OR FUTURE VIOLATIONS BY ANY PERSON OF ENVIRONMENTAL LAWS, HAZARDOUS SUBSTANCE LAWS, OR REGULATIONS OR ORDERS ISSUED BY ANY GOVERNMENTAL AUTHORITY RELATING TO THE FACILITY, THE SITE OR ANY ADDITIONAL FACILITIES (IF ANY)

15.4         Acknowledgement of Owner Indemnity. Owner has consulted with its counsel with respect to Sections 15.2 and 15.3 of this Contract and understands that Sections 15.2 and 15.3 are to be interpreted broadly against Owner.

15.5         Contractor Third Party Liability.

(a)   Owner acknowledges and agrees that independent consultants, engineers, and Subcontractors may be engaged by Contractor to complete the development of the Project, and that Contractor shall be relying on such professionals in completing the development of the Project. Accordingly, Owner hereby agrees that, except to the extent of claims arising pursuant to Section 15.1, Owner hereby waives any and all Claims against Contractor Group arising out of or related to the Services performed by such independent consultants, engineers, and Subcontractors.

(b)   The Parties acknowledge and agree that all contracts between Contractor and any vendors and Subcontractors with respect to the Project shall provide that such vendors and Subcontractors shall indemnify Owner to the same extent as the indemnity given by such Subcontractor to Contractor.

15.6         LIMITATION OF LIABILITY. NOTWITHSTANDING ANY OTHER PROVISION OF THIS CONTRACT, NEITHER CONTRACTOR OR ITS AFFILIATES SHALL HAVE ANY LIABILITY TO ANY OTHER PARTY OR ITS AFFILIATES FOR ANY SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL LOSS OR DAMAGE WHATSOEVER, OR ANY SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL (INCLUDING LOST PROFITS OR LOST INVESTMENT OPPORTUNITY) LIABILITY IN CONNECTION WITH ITS PERFORMANCE OF ITS OBLIGATIONS UNDER THIS CONTRACT, WHETHER SUCH LIABILITY ARISES IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), OR OTHERWISE.

15.7         Survival of Indemnities. The indemnity provisions of this ARTICLE XV shall survive as follows:

(a)   Section 15.1 and Section 15.2(a)(i)-(ii) of this Contract shall survive for the duration of the Contract Time plus two (2) years ("Indemnity Term") except that all ongoing litigation matters arising during the Indemnity Term shall survive until final judgment is rendered or final settlement is completed;

(b)   Sections 15.2(ayiii)-(xiv), (b) and (c) of this Contract shall survive and continue until all Obligations have been satisfied and indefeasibly paid in full; and

(c)            Section 15.3 shall survive indefinitely.

ARTICLE XVI
CLOSING; CONDITIONS PRECEDENT

16.1         Closing. The "Closing" of this Contract will occur when all of the conditions set forth in Sections 16.2 and 16.3 are either satisfied or waived in writing by Contractor or Owner, respectively; and the "Closing Date" will be the date on which the Closing occurs.

16.2         Owner Conditions to Closing. As conditions to Closing:

(a)   Owner will execute and deliver to Contractor each of the Contract Documents to which Owner is a party;

(b)   Owner will cause each other party (other than Contractor) to execute and deliver to Contractor each of the Contract Documents to which it is a party;

(c)   Contractor will be satisfied, in its sole and absolute discretion, with the results of its business, financial, legal, title, engineering and environmental due diligence of Owner, the Facility and the Site;

(d)   Owner will deliver to Contractor true and complete copies of each Permit required to be obtained in connection with the ownership and operation the Facility;

(e)   Owner will deliver to Contractor its pro forma financial statements prepared in accordance with GAAP, except for the omission of the notes required by GAAP, and subject to the assumptions stated and normal "year end adjustments" or "quarter end adjustments" and certified as of the Closing Date by Owner's Authorized Officer as fairly presenting in all material respects the financial position of Owner after giving effect to this Contract (including the payment of all fees and expenses payable in connection with this Contract); in addition, Owner will have no contingent liabilities, liabilities for taxes, unusual forward or long term commitments or unrealized or unanticipated losses from any unfavorable commitments that are not disclosed in the financial statements;

(f)   Owner will deliver to Contractor:

(i) a true and complete copy of resolutions satisfactory to Contractor (A) authorizing Owner's execution and delivery of the Contract Documents, the payment and performance of the Obligations, and the granting of the Liens contemplated by the Security Documents, and (B) accompanied by the certification of an Authorized Officer that the resolutions have not been amended, repealed or revoked as of the Closing Date;

(ii)           the certification of an Authorized Officer as to the name, title and signatures of Persons authorized to execute Contract Documents on behalf of Owner; and

(iii)           true and complete copies of Owner's Charter Documents and an original certificate of existence and/or good standing issued by the Secretary of State of the jurisdictions in which Owner is organized and conducts operations (in each instance, dated as of a date acceptable to Contractor), along with the certificate of an Authorized Officer that those Charter Documents and certificates have not been amended, repealed or revoked and remain in effect on the Closing Date.

(g)           Contractor will be satisfied with its review of Owner's management and its back-office, accounting, business and administrative systems and functions;

(h)           no Material Adverse Effect has occurred;

(i)            no suit or other proceeding is pending or threatened seeking to restrain, enjoin, declare illegal, recover damages from any Party or seek any other relief in connection with the transactions contemplated in this Contract;

(j)            an environmental consultant approved by Contractor will have inspected the Facility and the Site and delivered to Contractor a satisfactory environmental site assessment of the Facility and Site; and

(k)           Owner will provide Contractor with any other documents or instruments reasonably requested by Contractor, including, but not limited to, fully executed copies of forbearance agreements between Owner, Contractor and the holders of any Liens (other than those of Contractor) in form and substance acceptable to Contractor in its sole discretion.

16.3         Contractor Conditions to Closing. As conditions to Closing:

(a)           Contractor will execute and deliver to Owner each of the Contract Documents to which Contractor is a party;

(b)           Contractor will deliver to Owner:

(i)           a true and complete copy of resolutions satisfactory to Owner (A) authorizing Owner's execution and delivery of the Contract Documents to which it is a party and (B) accompanied by the certification of an authorized representative of Owner that the resolutions have not been amended, repealed or revoked as of the Closing Date;

(ii)           the certification of an authorized representative of Contractor as to the name, title and signatures of Persons authorized to execute Contract Documents to which Contractor is a party on behalf of such entity; and

(iii) true and complete copies of the Contractor's Charter Documents and an original certificate of existence and/or good standing issued by the Office of the Secretary of State of the State of Delaware (dated as of a date acceptable to Owner), along with the certificate of an authorized representative of Contractor that those Charter Documents and certificates have not been amended, repealed or revoked and remain in effect on the Closing Date.

16.4         Continuation of Advances.  Contractor may in its sole and absolute discretion suspend the Advances if the following are either not satisfied or waived in writing by Contractor:

(a)   The conditions described in Section 16.2 will continue to be satisfied with respect to the Facility and the Site;

(b)   With respect to any assets of the Facility acquired since the Closing Date, to the extent not previously delivered to Contractor, Owner will deliver to Contractor documentation as Contractor may reasonably request to satisfy the conditions described in Section 16.2 with respect to those assets as if Owner had owned them on the Closing Date (except that the representations and warranties of Owner with respect to those additional assets will be made as of the date of acquisition of such assets);

(c)   Owner will obtain and deliver to Contractor any additional Implementation Documents that Contractor may reasonably request;

(d)   No Default exists or would result from the making of the contemplated Advances;

(e)   No Material Adverse Effect exists or would result from the making of the contemplated Advances;

(f)   The representations of the parties to the Contract Documents are true, complete and correct on the date upon which the contemplated Advances are to be made except to the extent any of those representations and warranties were made as of and limited to an earlier date, in which case those representations and warranties continue to be true as of that earlier date;

(g)   The making of the requested Advances will not cause Contractor to violate any Law;

(h)           No suit or other proceeding is pending or threatened seeking to restrain, enjoin, declare illegal, recover damages from any Party or seek any other relief in connection with the transactions contemplated in this Contract;

(i)            Owner will deliver to Contractor at its request of all insurance certificates required under this Contract and/or true and complete copies of any insurance policy maintained by Owner;

(j)            There will exist no additional past due bills for improvements or services to the Facility that could give rise to any Lien, including that of a mechanic or materialman, that is not the subject of a Subordination Agreement in favor of Contractor;

(k)           Contractor is satisfied, in its sole and absolute discretion, with the results of its due diligence examination of Owner, the Facility and the Site; and

(1)           Owner will deliver to Contractor satisfactory releases of all Liens relating to the Facility that are not Permitted Encumbrances.

ARTICLE XVII
CONTRACTOR EVENT OF DEFAULT; OWNER REMEDIES

17.1        Contractor Events of Default. A "Contractor Event of Default" will exist under this Contract if:

(a)   Contractor fails to comply with any material term of this Contract, and such noncompliance continues for thirty (30) days after the first date that Owner notifies Contractor in writing of its noncompliance;

(b)   Any certification or representation of Contractor or any representative of Contractor in any Contract Document is determined by Owner to have been materially false when made or deemed made; or

(c)   Contractor (i) executes an assignment for the benefit of its creditors, (ii) becomes or is adjudicated bankrupt or insolvent, (iii) admits in writing its inability to pay its debts generally as they become due, (iv) applies for or consents to the appointment of a conservator, receiver, trustee, or liquidator of Contractor or of all or any substantial part of its assets, (v) files a voluntary petition seeking reorganization or an arrangement with creditors or to seek any other relief under any Debtor Relief Laws, (vi) files an answer admitting the material allegations of or consenting to, or defaults in, a petition filed against it in any proceeding under any Debtor Relief Laws or (vii) institutes or voluntarily becomes a party to any other judicial proceedings intended to effect a discharge of its debts, in whole or in part, or seeking to postpone the maturity or the collection of any of its debts or to suspend any of the rights of Contractor under this Contract.

17.2         Owner Remedies. Upon a Contractor Event of Default, Owner may terminate the engagement of Contractor for the provisions of the Services (a "Contractor Termination") by delivery to Owner of written notice of such termination. Owner may, but is not obligated to, pursue all of its rights under this Agreement and the Dispute Resolution Agreement.

17.3         Preservation of Rights and Liabilities. Notwithstanding, the rights of Owner as set forth in Section 17.2, a Contractor Termination shall not prejudice any of the accrued rights, claims or liabilities of Contractor hereunder, including, without limitation, the right of Contractor to pursue all remedies available herein to secure repayment of the Obligations.

17.4         Entitlement of Contractor upon Termination. Upon the occurrence of a Contractor Termination, and subject to the obligation of Contractor to keep expenditures to a 40 minimum upon notice of such postponement, abandonment or termination, Contractor shall be entitled to receive those items of compensation that have been earned (including any retainage withheld therefrom) by the performance of the Services as of the date such notice is received by Contractor, as well as the reimbursement of any reasonable expenses incurred by Contractor in connection with the orderly termination of the Services.

17.5         Force Majeure. Contractor shall not be required to perform any term, condition or covenant in this Contract so long as such performance is delayed or prevented by Force Majeure. The term "Force Majeure" as used herein shall mean any cause not reasonably within the control of Contractor (other than the inability to make monetary payments) and which by the exercise of due diligence Contractor is unable, wholly or in part, to prevent or overcome, including without limitation, acts of God, terrorism, strikes, lockouts, boycotts, material or labor restrictions by any governmental authority and civil riot. Contractor shall give prompt written notice to Owner of any such event or circumstance of Force Majeure, and each party shall cooperate in good faith with the other to minimize and mitigate the impact of any such event or occurrence and do all things commercially reasonable under the circumstances to achieve such goal.

ARTICLE XVIII
OWNER EVENT OF DEFAULT; CONTRACTOR REMEDIES

18.1         Owner Events of Default. An "Owner Event of Default" will exist under this Contract if:

(a)   Owner fails to transfer to Contractor or its Affiliates any customer payments for the sale of the Nixon Product sent to Owner that (i) are owed to Contractor or its Affiliates under any Contract Document or (ii) are subject to the accounting of Owner or its Affiliates under any Contract Document within two (2) Business Days of receipt of such payments by Owner;

(b)   Owner fails to comply with any material term of any Contract Document (except for a default described under Section 18.1(a)), and that noncompliance continues for thirty (30) days after the first date that Contractor notifies Owner in writing of its noncompliance;

(c)   any Obligor (other than Owner) fails to comply with any material term of any Contract Document, and that noncompliance continues for thirty (30) days after the first date that Contractor notifies the Obligor in writing of its noncompliance;

(d)   Owner (i) executes an assignment for the benefit of its creditors, (ii) becomes or is adjudicated bankrupt or insolvent, (iii) admits in writing its inability to pay its debts generally as they become due, (iv) applies for or consents to the appointment of a conservator, receiver, trustee, or liquidator of Owner or of all or any substantial part of its assets, (v) files a voluntary petition seeking reorganization or an arrangement with creditors or to seek any other relief under any Debtor Relief Laws, (vi) files an answer admitting the material allegations of or consenting to, or defaults in, a petition filed against it in any proceeding under any Debtor Relief Laws, or (vii) institutes or voluntarily becomes a party to any other judicial proceedings intended to effect a discharge of its debts, in whole or in part, or seeking to postpone the maturity or the collection of any of its debts or to suspend any of the rights of Contractor or any of its Affiliates under any of the Contact Documents;

(e)   any Person files a petition seeking reorganization of Owner or appointing a conservator, receiver, trustee or liquidator of Owner or of a substantial part of its assets and the petition is not discharged within ninety (90) days after its filing;

(f)   a court of competent jurisdiction enters an order, judgment or decree approving the reorganization of Owner or appointing a conservator, receiver, trustee or liquidator of Owner or of a substantial part of its assets, and the order, judgment or decree is not permanently stayed or reversed within sixty (60) days after its entry;

(g)   any certification or representation of Owner or any other party (other than Contractor) in any Contract Document is determined by Contractor to have been false when made or deemed made and has a Material Adverse Effect;

(h)           any federal tax Lien or any other Liens totaling $100,000 or more arise of record against Owner, the Facility or the Site and are not fully bonded or discharged within thirty (30) days after Owner receives actual or constructive notice of their filing unless  (i) Owner is contesting the Lien(s) in good faith through appropriate proceedings timely filed and diligently prosecuted and against which Owner maintains adequate reserves in accordance with GAAP and (ii) all such Liens are fully bonded or discharged within sixty (60) days after Owner receives actual or constructive notice of their filing;

(i)           a judgment for more than $100,000 (or for any amount if the execution and enforcement of that judgment could reasonably be expected to have a Material Adverse Effect) is entered against Owner and not appealed and bonded or fully stayed, vacated, paid or discharged within thirty (30) days of its entry unless the judgment relates to a claim (i) that is fully covered by insurance and for which the insurance company has unconditionally accepted liability or (ii) for which Owner maintains adequate reserves in accordance with GAAP;

(j)            Owner, any other Obligor or any of their respective Affiliates, officers, directors or members assert or allege that (i) any Contract Document is void, voidable, unenforceable or has otherwise ceased to be in full force and effect (except in accordance with its terms), (ii) Owner or any other Obligor is not bound by the Contract Documents in accordance with their terms, or (iii) any Lien contemplated by any of the Security Documents is void, voidable, unenforceable or has ceased to be perfected and/or to have the priority required by this Contract;

(k)           Owner fails to document to the satisfaction of Contractor, within ten (10) days of Closing, that any Lien on the Collateral (other than Permitted Encumbrances and Liens in favor of Contractor) have been released or fully subordinated to Contractor;

(1)           a Change of Control occurs; or

(m)          a Material Adverse Effect occurs.

provided that the events described in Sections 18.1(g) and Sections 18.1(l)-(m) will constitute an Owner Event of Default only if the event described is not remedied by Owner within ten (10) days after Contractor notifies Owner or any other Obligor, as applicable, in writing of the occurrence of the event.

18.2         Contractor Remedies Generally.

(a)   Upon an Insolvency. If an Owner Event of Default exists under any of Sections 18.1(d)-! 8.1(f), then (i) Contractor's commitment to make any additional Advances will automatically terminate and (ii) all Obligations outstanding under this Contract and the other Contract Documents will automatically become immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are waived by Owner.

(b)   Following an Event of Default. If an Owner Event of Default exists under ARTICLE XVIII other than under Sections 18.1(d)-! 8.1(f), Contractor may, by notice to Owner, take either or both of the following actions, at the same or different times: (i) terminate Contractor's commitment to make any additional Advances and (ii) declare all Obligations outstanding under this Contract and the other Contract Documents immediately due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are waived by Owner.

(c)   Rights of Contractor. Following a termination of Contractor's commitments under Section 18.2(a) or 18.2(b), Contractor may at any time exercise any or all of its rights arising under any of the Contract Documents, by operation of Law or otherwise (all of which will be cumulative), including the right of a secured party under the Code to peacefully enter upon any premises of the Facility and take possession pending foreclosure.No Marshalling: Use of Facility Pending Foreclosure: Etc. Contractor will have no obligation to preserve the rights of any other Person in or to the Collateral or to proceed against the Collateral in any particular order or to marshal any of the Collateral in any form for the benefit of any other creditor of Owner or any other Person. Owner grants to Contractor a royalty-free license or other right to use, at any time that an Owner Event of Default exists, Owner's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature related to the Collateral and necessary or convenient in connection with the Contractor preparing the Collateral for sale and advertising for and conducting one or more foreclosure sales, and Owner's rights under all licenses and any franchise, sales or distribution agreements will inure to Contractor's benefit.

18.3         Set-Off Rights. If an Owner Event of Default exists, Contractor may, at any time and from time to time, set off and apply against the Obligations any and all deposits (general or special, time or demand, provisional or final) or other amounts at any time credited by or owing from Contractor or its Affiliates or any depositary to Owner, whether or not the Obligations are then due. Contractor will provide notice to Owner within ten (10) days following the application of any funds under this Section 18.3.

18.4         All Rights and Remedies are Cumulative.  Each of the rights and remedies of Contractor under this Contract and the other Contract Documents is cumulative and non-exclusive of any other rights or remedies it may have under any other agreement, by operation of Law, at equity or otherwise.

18.5         Contractor Termination Right. Contractor shall have the right to terminate this Contract by written notice to Owner at any time in its sole and absolute discretion if (a) Contractor determines that the amount of funds necessary to complete the Project and provide the Services will be in excess of the Funding Amount Limit or (b) upon termination of that certain Forbearance Agreement, dated of even date herewith, by and among 1st International Bank, Owner, Jonathan P. Carroll, Gina L. Carroll, Lazarus Energy Holdings LLC, a Delaware limited liability company, GEL and Contractor. After termination of this Contract by Contractor:

(a)   Contractor and Owner shall execute a forbearance agreement in the form set forth as Exhibit J attached hereto;

(b)   Contractor shall be entitled to receive payment of all Obligations in full, including, but not limited to, (i) those items of compensation that have been earned (including any retainage withheld therefrom) by the performance of the Services as of the date notice of termination by Contractor is received by Owner and (ii) the reimbursement of any reasonable expenses incurred by Contractor in connection with the orderly termination of the Services;

(c)   all Liens in favor of Contractor shall remain in full force and effect until the release of such Liens pursuant to Section 9.2; and

(d)   upon the payment of the Obligations in accordance with Section 18.5(a), Owner shall have no further obligations to Contractor or its Affiliates under this Contract.

ARTICLE XIX
GENERAL PROVISIONS

19.1         Further Assurances. The Parties shall, from time to time, execute and deliver such additional instruments, documents, conveyances or assurances and take such other actions as shall be necessary, or otherwise reasonably be requested by each other, (i) to confirm and assure the rights and obligations provided for in this Contract and the Contract Documents, (ii) to create, perfect and maintain Contractor's Liens on the Facility in a first-priority position subject only to Permitted Encumbrances and (iii) render effective the consummation of the transactions contemplated hereby and thereby, or otherwise to carry out the intent and purposes of this Contract.

19.2         Form of Documents. In all instances where this Contract or any other Contract Document requires Owner to (or to cause another Person to) prepare, execute or deliver any document to Contractor, the document will be in form and substance satisfactory to Contractor.

19.3         Confidentiality; Permitted Disclosures.

(a)           For as long as this Contract is in effect and for twelve months thereafter, unless disclosure is authorized under Section 19.3(b) or 19.3(c):

(i)           Owner will keep confidential the terms and conditions of the Contract Documents and

(ii)           Contractor will keep confidential all agreements, documents, certificates, reports, and other information delivered to it by Owner under this Contract.

(b)           Notwithstanding that Section 19.3(a) would otherwise require it to maintain such information in confidence, Owner and Contractor may disclose confidential information described in Section 19.3(a):

(i)           where the disclosure is required by Law; provided, that, to the extent practicable and if the disclosing party can lawfully do so, it first gives prompt written notice of the planned disclosure to the other party to enable it to seek a protective order or other remedy;

(ii)           if the information becomes known to the disclosing party through a source that is not subject to a confidentiality obligation with respect to that same information;

(iii)           in connection with any court or arbitration proceeding to enforce or interpret any of the Contract Documents;

(iv)           to their respective attorneys, accountants, engineers and other advisors and consultants if (A) the disclosure of the confidential information is reasonably necessary to facilitate their representation of a Party and (B) prior to disclosure, the disclosing Party makes the recipient aware of (and obtains, for the express benefit of the Party to whom the confidentiality obligation is owed, the recipient's agreement to comply with) the confidentiality obligations imposed by this Section 19.3.

(c)           In addition, and notwithstanding that Section 19.3(a) would otherwise require it to maintain such information in confidence, Contractor may disclose confidential information described in Section 19.3(a)(T):

(i)           to create, perfect, maintain or continue any Lien in favor of Contractor under any of the Contract Documents;

(ii)           in connection with the exercise of any right or remedy of Contractor under the Contract Documents or under any Law, including the publication of notices related to any public or private foreclosure sale;

(iii)           to potential investors, Contractors, participants, assignees and  investment bankers, lenders, and their respective attorneys, accountants, engineers and other advisors and consultants; or

(iv)           to provide notice of the terms and conditions of this Agreement to  third parties as set forth in Section 19.5.

(d)           For the avoidance of doubt, the information protected by this Section 19.3 will not include, and Contractor may disclose to any Person at any time, without restrictions of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated by this Contract and all materials of any kind (including opinions or other tax analyses) relating to the tax treatment and tax structure; provided that, if any document to be disclosed under this Section 19.3(d) contains information concerning the tax treatment or tax structure of the transaction as well as other information, this Section 19.3(d) will apply only to the portions of the document that relates to the tax treatment or tax structure.

19.4         Preservation of Liability. Neither this Contract nor the exercise by Contractor of (or the failure to so exercise) any right, power or remedy conferred herein or by law shall be construed as relieving any Obligor from liability on the Obligations and for any deficiency thereon.

19.5         Binding Effect; Duration. The rights and obligations set forth under this Contract are obligations that run with the land so as to be forever binding upon the Parties and their respective heirs, personal representatives, administrators, successors and assigns. Owner hereby agrees that Contractor may file appropriate documentation in the real county records of any jurisdiction as deemed necessary in the sole discretion of Contractor to provide notice to third parties of the terms, covenants and conditions of this Contract.

19.6         Notices. Any record, notice, demand or document which a Party is required or may desire to give hereunder shall be in writing and, except to the extent provided in the other provisions of this Contract, given by messenger, facsimile or other electronic transmission, or United States registered or certified mail, postage prepaid, return receipt requested, addressed to such party at its address and telecopy number shown below, or at such other address as such Party shall have furnished to the other by notice given in accordance with this provision:

If to Contractor, to:

Milam Services, Inc.
919 Milam, Suite 2100
Houston, TX 77002
Attention:      Karen Pape
Telephone:     (713) 860-2500
Facsimile:        (713) 860-2640
E-Mail:  karen.pape@genlp.com

If to Owner, to:

Lazarus Energy LLC
3200 Southwest Freeway, Suite 3300
Houston, Texas 77027
Attention:      Jonathan Carroll, Manager
Telephone:     (713) 850-0513
Facsimile:       (713) 850-0520
E-Mail:  JCarroll@LazarusEnergy.com

19.7         Choice of Law. THIS CONTRACT HAS BEEN MADE IN AND THE SECURITY INTEREST GRANTED HEREBY IS GRANTED IN AND EACH SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS (EXCEPT TO THE EXTENT THAT THE LAWS OF ANY OTHER JURISDICTION GOVERN THE PERFECTION AND PRIORITY OF THE SECURITY INTEREST GRANTED HEREBY) WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

19.8         Dispute Resolution. Any and all disputes between the parties pursuant or relating to this Contract shall be governed by and subject to the terms of the Dispute Resolution Agreement. This Contract shall be subject to the terms of the Dispute Resolution Agreement in all respects, and the terms and provisions of the Dispute Resolution Agreement are hereby incorporated by reference.

19.9         Amendment and Waiver. Except as set forth in Section 2.13, this Contract may not be amended (nor may any of its terms be waived) except by a written document signed by the Parties, stating that it is intended to amend this Contract.

19.10  Severability. If any provision of this Contract is rendered or declared invalid, illegal or unenforceable by reason of any existing or subsequently enacted legislation or by a judicial decision which shall have become final, the unenforceability thereof shall not affect the remainder of this Contract which shall remain in full force and effect in accordance with its terms.

19.11  Survival of Agreements. All representations and warranties of Owner herein, and all covenants and agreements herein not fully performed before the Closing Date, shall survive such date.

19.12  Counterparts. This Contract may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof. Each counterpart shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

19.13  Successors and Assigns. The terms of this Contract shall be binding upon, and shall inure to the benefit of, the Parties and their respective successors or heirs, assigns and personal representatives. Owner shall not in any way assign or otherwise transfer the obligations or the benefits of this Contract without the prior written consent of Contractor, and any attempt by Owner to do any of the foregoing without Contractor's prior written consent shall be void and of no effect. No such assignment or transfer with the consent of Contractor will, however, operate to release Owner from any of its obligations and liabilities hereunder.

19.14  Titles of Articles, Sections and Subsections. All titles or headings to articles, sections, subsections or other divisions of this Contract are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

19.15  Interest. It is the intention of the parties hereto to comply strictly to usury laws applicable to Contractor. Interest on any debt of Owner to Contractor is expressly limited so that in no contingency or event whatsoever shall the interest taken, reserved, contracted for, charged or received by Contractor exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provisions of this Contract or any of the other Security Documents or of any other document evidencing, securing or pertaining to such debt, at the time performance of such provision shall be due, would be usurious under applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity so that the aggregate consideration which constitutes interest that is contracted for, taken, reserved, charged for, or received shall not exceed the maximum amount allowed by applicable law and such amount that would otherwise be excessive interest shall be applied to the reduction of any principal amount owing under this Contract or on account of any other debt of Owner to Contractor, or if the principal under this Contract and such other debt has been paid in full, refunded to Owner. In determining whether or not the interest paid or agreed to be paid for the use, forbearance, or detention of sums hereunder exceeds the maximum amount permissible under applicable law, Owner and Contractor shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such debt so that the actual rate of interest on account of such debt does not exceed the highest lawful rate permitted by applicable law, and/or (d) allocate interest between portions of such debt, to the end that no such portion shall bear interest at a rate greater than that permitted by applicable law

19.16  Knowledge. Where any statement is made "to Owner's knowledge," it is made to the best of Owner's knowledge, after making due inquiry to those Persons within Owner's organization and among Owner's consultants and contractors who are best situated to have information bearing on the statement made.

19.17  Joint Drafting. Owner acknowledges that it and its legal counsel have actively participated in the drafting and negotiation of the Contract Documents and, as such, each of the Contract Documents will be construed as having been jointly drafted by Owner and Contractor.

19.18  This Contract Controls if Terms Conflict. In the event of a conflict between the terms of this Contract and any other Contract Document, the terms of this Contract will control.

19.19  Acknowledgment of Exculpatory Provisions. Owner acknowledges that it (a) has had the benefit of independent legal counsel of its choosing in connection with the drafting and negotiation of the Contract Documents, (b) has consulted (or had ample opportunity to consult) with its legal counsel with respect to all of the Contract Documents prior to Closing, (c) has a duty to read—and has in fact read—each of the Contract Documents prior to executing them at Closing, (d) is fully informed and has notice of all of the terms and conditions of the Contract Documents. Owner further acknowledges that the Contract Documents obligate Owner to assume liability for and indemnify Contractor and other Persons against certain liabilities—including, in some instances, liabilities that arise from the negligence of Contractor and/or those other Persons. Owner agrees that it will not contest the validity or enforceability of any exculpatory provision in this Contract or the other Contract Documents on the basis that it had no notice or knowledge of the provision or that the provision is not "conspicuous."

19.20      FINAL AGREEMENT. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS ADDRESSED HEREIN AND THEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE.]

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their duly authorized representatives effective as of the date first written above.

OWNER:

LAZARUS ENERGY LLC, a Delaware limited liability company

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their duly authorized representatives effective as of the date first written above.

CONTRACTOR:

MILAM SERVICES, INC., a Delaware corporation

EXHIBIT A

Additional Equipment

Section	Item of Equipment
Crude unit	Replace Crude change line from TK-53 & TK-54 to P-20t A/B
Desalter	a. Desalter Internals b. Desalter water exchanger E-212 c. Desalter Transformer d. Desalter skid piping
Pumps-Crude, Bender unit & utilities	Crude unit, product loading, crude unloading, tank farm, sump pumps and utility area pumps.
Tank Farm	Crude, product and chemicals storage tanks
API Oil-Water Separator	API Oil-Water separator
Caustic Storage tank	Caustic storage and dosing facility for LPG caustic wash & bender unit.
Utilities-Package Boiler	Package Boiler
Utilities-Instrument Air	Air compressor
Fire Water Network	Plant area and tank farm area fire water network
Plant Instrumentation -Crude unit, Bender Unit & tank farm	Crude unit, product leading, crude unloading, tank farm, and utility area instrumentation
Plant Electrical-Crude unit, Bender Unit, tank farm, MCC & Control room	All pumps, compressor motors, MCC, switch gear, switch yard area and plant lighting
Mechanical Maintenance-Plant & utilities	Various lines, fittings, valves, Gaskets
Control Room	DCS Maintenance, HVAC
Crude Unit	Insulation

EXHIBIT B

Civil Survey Plan

See attached.

21558 C. FILE 20407
714-42
21558 NIXON REFINERY.dwg
20407
687-19

THIS PLAT DRAWN BY: KWB DATE: 12-12-00

BASIS OF BEARINGS
JUAN J. TEJIDA SURVEY, A-316
GEORGE McPETERS SURVEY, A-419
U.S. HWY. 87 (R.O.W. VARIES)
N.T.S.
N 76°16'00"E 2700.92'
N 76°16'38"E 600.00'
N 76°16'00"E 742.92'
N 76°26'34"E 368.75'
N 76°06'05"E 388.32'
S 76°15'20"W 1619.75'
S 76°06'20"W 768.00'
S 76°16'20"W 277.67'
1495.62'
140.71'
56.309 ACRES
LEGEND:
RSC REBAR SET WITH CAP
RBF REBAR FOUND
RBFB REBAR FOUND BENT (SHOT BASE)
IPF IRON PIPE FOUND
RWF RIGHT-OF-WAY MONUMENT FOUND
RWFB RIGHT-OF-WAY MONUMENT FOUND BROKEN
TBF THREADED BOLT FOUND
ELECTRIC LINE
ELECTRIC LINE OVERHEAD
( ) RECORD CALLS
BSL BUILDING SETBACK LINE
PUE PUBLIC UTILITY EASEMENT
WIRE FENCE
ELECTRIC FENCE
WOOD FENCE
CHAINLINK FENCE
PIPE LINE
SRF SMOOTH ROD FOUND
FC FENCE CORNER
WM WATER METER
WV WATER VALVE
WH WATER HYDRANT
FH FIRE HYDRANT
MH MANHOLE
SANITARY SEWER
TELEPHONE LINE
TRB TELEPHONE RISER BOX
UT UNDERGROUND TELEPHONE
CL-FC CHAINLINK FENCE CORNER
IPPF IRON PIPE POST FOUND
LIGHT POLE (LP)
FIRE HYDRANT
VALVE
PP POWER POLE

RESEARCH OF THE WILSON COUNTY COURTHOUSE
ON THE 56.309 ACRE TRACT WAS PROVIDED BY CHICAGO TITLE INSURANCE COMPANY.

EFFECTIVE DATE MAY 14, 1999

VOLUME	PAGE	
[illegible]	[illegible]	APPLIES—BLANKET & INGRESS/EGRESS
141	[illegible]	APPLIES—BLANKET & INGRESS/EGRESS
[illegible]	[illegible]	APPLIES—BLANKET & INGRESS/EGRESS
311	279	APPLIES—BLANKET & INGRESS/EGRESS
[illegible]	[illegible]	APPLIES AS SHOWN (ADDITIONAL TO TITLE COMMITMENT)
[illegible]	104	APPLIES AS SHOWN
[illegible]	[illegible]	DOES NOT APPLY (POSSIBLE TYPOGRAPHICAL ERROR IN TITLE COMMITMENT)
777	187	APPLIES—BLANKET & INGRESS/EGRESS (DOES NOT APPLY TO 3.000 ACRE TRACT)
[illegible]	[illegible]	APPLIES—BLANKET & INGRESS/EGRESS (DOES NOT APPLY TO 3.000 ACRE TRACT)
[illegible]	102	APPLIES AS SHOWN
[illegible]	33	APPLIES AS SHOWN
[illegible]	[illegible]	CANNOT DETERMINE
[illegible]	441	CANNOT DETERMINE
[illegible]	[illegible]	CANNOT DETERMINE
767	[illegible]	APPLIES AS SHOWN

SEGUIN, TEXAS

I HEREBY CERTIFY THE FOLLOWING: THIS PLAT REPRESENTS THE RESULTS OF A SURVEY MADE ON THE GROUND AND UNDER MY SUPERVISION, EXCEPT AS SHOWN, THERE ARE NO PROTRUSIONS OR INTRUSIONS AND NO VISIBLE EASEMENTS AFFECTING THIS PROPERTY.

DATE OF SURVEY: DECEMBER 2000

KEN L. REININGER P.L.S. NO. 2630

SEGUIN, TEXAS

I HEREBY CERTIFY THE FOLLOWING: THIS PLAT REPRESENTS THE RESULTS OF A SURVEY MADE ON THE GROUND AND UNDER MY SUPERVISION DECEMBER 2000 AND AS OF MARCH 21, 2003 EVERYTHING APPEARS TO BE THE SAME AS IT WAS IN DECEMBER 2000.

DATE OF SURVEY: DECEMBER 2000
DATE OF INSPECTION: MARCH 21, 2003

KEN L. REININGER P.L.S. NO. 2630

GRAPHIC SCALE – FEET

BETTERSWORTH & ASSOCIATES, INC.
ENGINEERS & SURVEYORS
111 E. MOUNTAIN STREET, SEGUIN, TEXAS 78155
PH(830) 379-6552 FAX(830) 379-6553

56.309 ACRE TRACT,
GEORGE McPETERS SURVEY, A-419,
WILSON COUNTY, TEXAS.

21558-D-W

EXHIBIT C

Clarification and Description of Services

Subject to the other provisions of the Contract, Contractor shall manage or perform, as applicable, the development of the Project, including, but not limited to, the following services and work listed below. All capitalized terms not herein defined shall have the meaning assigned to such term in the Contract.

1.             Design and Engineering. Contractor shall oversee the development of the design details for the Project, including but not limited to the Design and Construction Specifications. A copy of all design materials, other than the Design and Construction Specifications, generated by any Personnel to perform the Services shall be provided to Owner for placement with Owner's records, and Contractor shall retain such original counterparts of such design materials as may be reasonable or necessary to facilitate the completion of the final design (or subsequent revisions to the final design) in accordance with the Design and Construction Specifications.

2.             Procurement. Contractor shall procure all materials required for the completion of the Project.

3.             Location and Surveys. Contractor shall:

(a)	Determine of the location of the Additional Equipment, in accordance with the Legal Description of the Facility Site and the Design and Construction Specifications; and

(b)	Prepare or cause to be prepared preliminary construction staking and as-built surveys, in accordance with the Civil Survey Plan.

4.             Reporting. Contractor shall coordinate the preparation of reports on the status of the progress of the Project, which reports shall include cost reporting and forecasting for upcoming Services and work performed in connection with the Project.

5.             Administration and Oversight. Contractor shall perform administrative functions in connection with the performance of its obligations under the Contract, including:

(a)	Supervising Subcontractors' development of a high-level project plan with respect to the Project in accordance with the Contract Time parameters determined solely by Contractor;

(b)	The identification of counterparties and oversight over negotiations for all contracts related to the Project;

(c)	Assisting and advising Personnel with respect to safety matters associated with the development of the Project; and

(d)	Providing oversight over the Project to ensure completion in accordance with Applicable Law and the requirements of the Project Documents.

6.             Public Relations. Contractor shall assist Owner to establish and maintain good relations within the community and shall notify Owner of any activities that may affect the business and operations of Owner.

7.             Environmental Reports; Testing. Contractor shall be responsible for the following environmental and testing matters related to the Project:

(a)	Preparation of any necessary environmental reports and related testing deemed reasonably necessary by Contractor relating to the Project; and

(b)	Inspection of the construction, assembly and installation of the Additional Equipment to ensure compliance with Environmental and Safety Regulations and Environmental Laws.

8.             Land Management. Contractor shall consult with Owner regarding any title matters associated with the Project.

9.             Personnel. Contractor shall identify and engage Personnel to perform all activities required in connection with the Project. Contractor shall be responsible for the management, coordination, and supervision of all Project activities undertaken by Personnel engaged by Contractor.

10.   Contracting. Contractor shall negotiate such contracts (including, without limitation, purchase orders) with such Persons as may be reasonable or necessary in accordance with the development of the Project. Contractor shall also administer all agreements with counterparties performing tasks in connection with the Project, including without limitation:

(a)	Compliance with insurance requirements established by Owner from time to time;

(b)	Review of all invoices submitted by those counterparties;

(c)	Preparation of payment for all, or specified portions of, invoiced costs;

(d)
Delivery of Lien waivers or releases, in form and substance acceptable to Contractor in its sole discretion, to lenders under a credit agreement or a title company issuing an owner's or mortgagee's title insurance policy, as may be applicable; and

(e)	Providing assistance to Owner at Owner's sole cost with regard to Compliance with all applicable federal, state, and local taxes (including excise and sales taxes) applicable to the Project.

11.          Other Services. Contractor shall perform such other functions and services necessary to carry out its responsibilities under the Contract as are mutually agreed upon by Owner and Contractor.

EXHIBIT D

Design and Construction Specifications

The Design and Construction Specifications for the Project are set forth on the following requests for quotations attached hereto.

REQUEST FOR QUOTATION (RFQ)
NIXON REFINERY
REFINERY RESTART PROJECT
CUSTODY TRANSFER TASK AREA

Quotations Due:____________, 2011

TDC, LLC
REQUEST FOR QUOTATION (RFQ)
REFINERY RESTART PROJECT
CUSTODY TRANSFER TASK AREA

TDC, LLC ("TDC") is soliciting quotations from qualified Contractors to provide equipment and engineering, construction, installation, and commissioning services for the restart of the Nixon Refinery located in Nixon, Texas. This RFQ covers the custody transfer task area of the Refinery Restart Project.

Completed quotations for the requested work must be submitted on or before 5:00 P.M. on ___________, 2011. They can be emailed to awoods@tdc-home.com or mailed to TDC, PO Box 789, Westlake, LA 70669. Quotations mailed shall be sent in a sealed envelope and clearly marked: "Quotation - Nixon Refinery Restart Project" in the lower left corner. Questions regarding this solicitation should be directed to Al Woods, Project Manager, by email only at awoods@tdc-home.com.

For specific instructions on information to include in the Quotation, refer to the section below entitled Quotation Elements. Evaluation of the Quotations and ultimate Contractor selection is described in the section entitled Selection Process and Evaluation Criteria below,

PROJECT DESCRIPTION

TDC is in the midst of redeveloping the Nixon Refinery. The Nixon Refinery, originally constructed in 1981, is a small, simple refinery. The refinery's design throughput is 12,500 barrels per day; it consists of a crude distillation unit, a naphtha stabilizer and depropanizer, treating and ancillary systems, crude and product tankage, and custody transfer equipment.

The goal of the Refinery Restart Project is to make the crude unit safely operational and capable of producing straight run naphtha, kerosene, diesel, gasoil, and resid at 10,000 barrels per day with the minimum work, time, cost and equipment required.

SCOPE OF WORK

The Scope of Work for the custody transfer task area will include, at a minimum, the following elements:

Clean Product Rack
1.	Refurbish and install 6 AO Smith meters owned by the refinery
2.	Supply 4 loading arms
3.	Install 7 loading arms (the 4 supplied plus another 3 already owned by the refinery)

LPG/Heavy Product Rack
1.	Refurbish and install 2 AO Smith meters

Please indicate whether refurbishment will be a site or shop task.

QUOTATION ELEMENTS

Each quotation should present the Contractor qualifications for this task area of the project and shall identify the following (some items may be not applicable for offsite work or Contractors which only provide equipment):
1.	Key Contractor personnel
2.	Expertise and experience with similar projects. Include the following:
•   Project name
•   Location and project costs
•   A brief description of the project
•   The Contractor's role in the project
•   Roles of key Contractor members in the project
•   A project reference and contact phone number
3.	A copy of the Contractor's Safety Policy and the Contractor's safety record.
4.	The Contractor's approach to this task area of the Refinery Restart Project.
5.	The Contractor's anticipated project schedule or timeline or time required for this task area.
6.	The Contractor's approach to coordinating TDC and other contractors.
7.	The Contractor's process/procedures for providing quality assurance/quality control through out the life of the project.
8.	Qualifications of key project team members and their availability.
9.	A description of experience in working on small refinery or similar projects

SELECTION PROCESS AND EVALUATION CRITERIA

TDC and its partners will evaluate and rate the quotations following these criteria:
1.
Estimated cost and schedule/time requirements; these should be as specific as possible; the more transparent (e.g. open book costing plus a fixed margin) and predictable (e.g. firm or lump sum bids) a bid is, the higher it will be rated; it is acceptable to offer both lump sum and time and materials based alternatives

2.	Project team qualifications and experience with similar projects
3.	Quality Assurance / Quality Control Plan
4.	Safety and environmental compliance procedures

Following evaluation of the Proposals, TDC will interview up to the three (3) of the prospective consultants to provide engineering and construction services. Those Contractors selected for interview will have the opportunity to present their past experience in refinery project experience and overall project approach.

SELECTION SCHEDULE

The proposed schedule for Contractor selection, subject to change, is as follows:
1.	Deadline for Submittal of Quotations ____________ , 2011
2.	Preliminary Selection of Contractors ____________ , 2011
3.	Final Selection ____________, 2011
4.	Complete contracting ____________, 2011
5.	Begin work ____________, 2011

CONTRACTING

Upon selection, TDC and the selected Contractors will enter into a binding contract to complete the Scope of Work. Such contract will include, but not be limited to, the following provisions:

HEALTH AND SAFETY
All safety appare! and equipment required for Contractor personnel performing the work, including, but not limited to, hard hats, respirators, safety shoes, safety glasses with side shields, safety gloves, fire extinguishers, personal hydrogen sulfide detection equipment {H2S monitors), flame resistant clothing, ear plugs, welder's gloves and the like, shall be furnished by Contractor at no additional cost or expense to TDC. All such safety equipment shall meet the standards of applicable regulatory agencies.

COMPLIANCE WITH APPLICABLE LAWS
Contractor agrees to comply with all applicable statutes, laws, municipal ordinances and all orders, rules and regulations issued pursuant thereto, and where applicable, all provisions required thereby to be included herein and hereby incorporated herein by reference including, without limitation, the Fair Labor Standards Act, the Occupational Safety and Health Act, the Clean Air Act, the Clean Water Act, and any other applicable legislation or regulation. Contractor agrees to protect, indemnify, defend and hold TDC harmless from any loss, damage, or liability resulting from Contractor's breach thereof.

INSURANCE REQUIREMENTS
Contractors shall provide evidence of suitable insurance with TDC and Lazarus Energy, LLC listed as named insureds.

CONTRACTOR PERSONNEL
Contractor shall provide competent, experienced, and qualified personnel at the Work Site in the numbers and labor classifications necessary to perform the Work. Contractor shall be responsible for selecting and compensating Contractor personnel. Contractor shall ensure that all such Contractor personnel continue in the functions and responsibilities initially assigned for as long as required to achieve proper and timely completion of the Work. Contractor shall at all times maintain strict discipline and good order among Contractor personnel.

TERMS AND CONDITIONS
TDC reserves the right to reject any and all Quotations and to waive irregularities and informalities in the submittal and evaluation process. This solicitation does not obligate TDC to pay any costs incurred by respondents in the preparation and submission of Quotations. This solicitation does not obligate TDC to accept or contract for any expressed or implied services. Furthermore, TDC reserves the right to award the contract to the next most qualified Contractor if the selected Contractor does not execute a contract within thirty (30) days after the award of work.

REQUEST FOR QUOTATION (RFQ)
NIXON REFINERY
REFINERY RESTART PROJECT
DESALTER TASK AREA

Quotations Due:____________, 2011

TDC, LLC
REQUEST FOR QUOTATION (RFQ)
REFINERY RESTART PROJECT
DESALTER TASK AREA

TDC, LLC (TDC") is soliciting quotations from qualified Contractors to provide equipment and engineering, construction, installation, and commissioning services for the restart of the Nixon Refinery located in Nixon, Texas. This RFQ covers the Desalter task area of the Refinery Restart Project.

Completed quotations for the requested work must be submitted on or before 5:00 P.M. on___________, 2011. They can be emailed to awoods@tdc-home.com or mailed to TDC,
PO Box 789, Westlake, LA 70669. Quotations mailed shall be sent in a sealed envelope and clearly marked: "Quotation - Nixon Refinery Restart Project" in the lower left corner. Questions regarding this solicitation should be directed to Al Woods, Project Manager, by email only at awoods@tdc-home.com.

For specific instructions on information to include in the Quotation, refer to the section below entitled Quotation Elements. Evaluation of the Quotations and ultimate Contractor selection is described in the section entitled Selection Process and Evaluation Criteria below.

PROJECT DESCRIPTION

TDC is in the midst of redeveloping the Nixon Refinery. The Nixon Refinery, originally constructed in 1981, is a small, simple refinery. The refinery's design throughput is 12,500 barrels per day; it consists of a crude distillation unit, a naphtha stabilizer and depropanizer, treating and ancillary systems, crude and product tankage, and custody transfer equipment.

The goal of the Refinery Restart Project is to make the crude unit safely operational and capable of producing straight run naphtha, kerosene, diesel, gasoil, and resid at 10,000 barrels per day with the minimum work, time, cost and equipment required.

SCOPE OF WORK

The Scope of Work for the Desalter task area will include, at a minimum, the following elements:

Desalter internals
1.	Replace desalter internals such as entrance bushings, support insulators, grid and grid supports.

Desalter instrumentation
1.	Fix desalter instrumentation and inspect and test control system and valves

Desalter transformer
1.	Inspect and check transformer oil and startup of transformer after preliminary checks for open air test

QUOTATION ELEMENTS

Each quotation should present the Contractor qualifications for this task area of the project and shall identify the following (some items may be not applicable for offsite work or Contractors which only provide equipment):
1.	Key Contractor personnel
2.
Expertise and experience with similar projects. Include the following:
•  Project name
•  Location and project costs
•  A brief description of the project
•  The Contractor's role in the project
•  Roles of key Contractor members In the project
•  A project reference and contact phone number

3.	A copy of the Contractor's Safety Policy and the Contractor's safety record.
4.	The Contractor's approach to this task area of the Refinery Restart Project.
5.	The Contractor's anticipated project schedule or timeline or time required for this task area.
6.	The Contractor's approach to coordinating TDC and other contractors.
7.	The Contractor's process/procedures for providing quality assurance/quality control through out the life of the project.
8.	Qualifications of key project team members and their availability.
9.	A description of experience in working on small refinery or similar projects

SELECTION PROCESS AND EVALUATION CRITERIA

TDC and its partners will evaluate and rate the quotations following these criteria:
1.
Estimated cost and schedule/time requirements; these should be as specific as possible; the more transparent (e.g. open book costing plus a fixed margin) and predictable (e.g. firm or lump sum bids) a bid is, the higher it will be rated; it is acceptable to offer both lump sum and time and materials based alternatives

2.	Project team qualifications and experience with similar projects
3.	Quality Assurance / Quality Control Plan
4.	Safety and environmental compliance procedures

Following evaluation of the Proposals, TDC will interview up to the three (3) of the prospective consultants to provide engineering and construction services. Those Contractors selected for interview will have the opportunity to present their past experience in refinery project experience and overall project approach.

SELECTION SCHEDULE

The proposed schedule for Contractor selection, subject to change, is as follows:
1.	Deadline for Submittal of Quotations ____________ , 2011
2.	Preliminary Selection of Contractors ____________ , 2011
3.	Final Selection ____________, 2011
4.	Complete contracting ____________, 2011
5.	Begin work ____________, 2011

CONTRACTING
Upon selection, TDC and the selected Contractors will enter into a binding contract to complete the Scope of Work. Such contract will include, but not be limited to, the following provisions:

HEALTH AND SAFETY
All safety apparel and equipment required for Contractor personnel performing the work, including, but not limited to, hard hats, respirators, safety shoes, safety glasses with side shields, safety gloves, fire extinguishers, personal hydrogen sulfide detection equipment (H2S monitors), flame resistant clothing, ear plugs, welder's gloves and the like, shall be furnished by Contractor at no additional cost or expense to TDC. All such safety equipment shall meet the standards of applicable regulatory agencies.

COMPLIANCE WITH APPLICABLE LAWS
Contractor agrees to comply with all applicable statutes, laws, municipal ordinances and all orders, rules and regulations issued pursuant thereto, and where applicable, all provisions required thereby to be included herein and hereby incorporated herein by reference including, without limitation, the Fair Labor Standards Act, the Occupational Safety and Health Act, the Clean Air Act, the Clean Water Act, and any other applicable legislation or regulation. Contractor agrees to protect, indemnify, defend and hold TDC harmless from any loss, damage, or liability resulting from Contractor's breach thereof.

INSURANCE REQUIREMENTS
Contractors shall provide evidence of suitable insurance with TDC and Lazarus Energy, LLC listed as named insureds.

CONTRACTOR PERSONNEL
Contractor shall provide competent, experienced, and qualified personnel at the Work Site in the numbers and labor classifications necessary to perform the Work. Contractor shall be responsible for selecting and compensating Contractor personnel. Contractor shall ensure that all such Contractor personnel continue in the functions and responsibilities initially assigned for as long as required to achieve proper and timely completion of the Work. Contractor shall at all times maintain strict discipline and good order among Contractor personnel.

TERMS AND CONDITIONS
TDC reserves the right to reject any and all Quotations and to waive irregularities and informalities in the submittal and evaluation process. This solicitation does not obligate TDC to pay any costs incurred by respondents in the preparation and submission of Quotations. This solicitation does not obligate TDC to accept or contract for any expressed or implied sen/ices. Furthermore, TDC reserves the right to award the contract to the next most qualified Contractor if the selected Contractor does not execute a contract within thirty (30) days after the award of work.

REQUEST FOR QUOTATION (RFQ)
NIXON REFINERY
REFINERY RESTART PROJECT
ELECTRICAL TASK AREA

Quotations Due:____________, 2011

TDC, LLC
REQUEST FOR QUOTATION (RFQ)
REFINERY RESTART PROJECT
ELECTRICAL TASK AREA

TDC, LLC ("TDC") is soliciting quotations from qualified Contractors to provide equipment and engineering, construction, installation, and commissioning services for the restart of the Nixon Refinery located in Nixon, Texas. This RFQ covers the Electrical task area of the Refinery Restart Project.

Completed quotations for the requested work must be submitted on or before 5:00 P.M. on __________, 2011. They can be emailed to awoods@tdc-home.com or mailed to TDC,
PO Box 789, Westlake, LA 70669. Quotations mailed shall be sent in a sealed envelope and clearly marked: "Quotation - Nixon Refinery Restart Project" in the lower left corner. Questions regarding this solicitation should be directed to Al Woods, Project Manager, by email only at awoods@tdc-home.com.

For specific instructions on information to include in the Quotation, refer to the section below entitled Quotation Elements. Evaluation of the Quotations and ultimate Contractor selection is described in the section entitled Selection Process and Evaluation Criteria below.

PROJECT DESCRIPTION

TDC is in the midst of redeveloping the Nixon Refinery. The Nixon Refinery, originally constructed in 1981, is a small, simple refinery. The refinery's design throughput is 12,500 barrels per day; it consists of a crude distillation unit, a naphtha stabilizer and depropanizer, treating and ancillary systems, crude and product tankage, and custody transfer equipment.

The goal of the Refinery Restart Project is to make the crude unit safely operational and capable of producing straight run naphtha, kerosene, diesel, gasoil, and resid at 10,000 barrels per day with the minimum work, time, cost and equipment required.

SCOPE OF WORK

The Scope of Work for the Electrical task area will include, at a minimum, the following elements:

Scope
1.    Replace feeders for P-201 B
2.    Replace feeders at crude charge pump
3.    Replace one set of feeders coming from transformer to main breaker
4.    Replace breaker at lack abc 70 amp breaker
5.    Replace feeders at lack abc # 6 AWG THW
6.    Replace feeders for P-1 B
7.    Replace transformer inside of lighting disconnect 3 kva 1 phase 480 to 240
8.    Replace T & T lack breaker 50 amps
9.    West Crude Lighting Improvements
10.  Replace wire to South Tank Area Switch-rack
11.  Replace 600amp Main @ South Tank Rack
12.  Check conduit, wire terminations
13.  Test power and control wiring @ South Tank Rank
14.  Re-feed P-12 power and controls
15.  Provide power and control to IR system
16.  Re-feed foam/deluge system
17.  Disconnect and re-connect (15) pumps
18.  Connect Skully grounding system
19.  Commission Clean Product Loading Rack
20.  Install new lighting @ Clean Product Rack
21.  Install power to Flare System
22.  Install High Level Alarm @ Knock-out drum
23.  Recommission 5 area floods
24.  Improve process area lighting

QUOTATION ELEMENTS

Each quotation should present the Contractor qualifications for this task area of the project and shall identify the following (some items may be not applicable for offsite work or Contractors which only provide equipment):
1.	Key Contractor personnel
2.
Expertise and experience with similar projects. Include the following:
•  Project name
•  Location and project costs
•  A brief description of the project
•  The Contractor's role in the project
•  Roles of key Contractor members In the project
•  A project reference and contact phone number

3.	A copy of the Contractor's Safety Policy and the Contractor's safety record.
4.	The Contractor's approach to this task area of the Refinery Restart Project.
5.	The Contractor's anticipated project schedule or timeline or time required for this task area.
6.	The Contractor's approach to coordinating TDC and other contractors.
7.	The Contractor's process/procedures for providing quality assurance/quality control through out the life of the project.
8.	Qualifications of key project team members and their availability.
9.	A description of experience in working on small refinery or similar projects

SELECTION PROCESS AND EVALUATION CRITERIA

TDC and its partners will evaluate and rate the quotations following these criteria:
1.
Estimated cost and schedule/time requirements; these should be as specific as possible; the more transparent (e.g. open book costing plus a fixed margin) and predictable (e.g. firm or lump sum bids) a bid is, the higher it will be rated; it is acceptable to offer both lump sum and time and materials based alternatives

2.	Project team qualifications and experience with similar projects
3.	Quality Assurance / Quality Control Plan
4.	Safety and environmental compliance procedures

Following evaluation of the Proposals, TDC will interview up to the three (3) of the prospective consultants to provide engineering and construction services. Those Contractors selected for interview will have the opportunity to present their past experience in refinery project experience and overall project approach.

SELECTION SCHEDULE

1.	Deadline for Submittal of Quotations ____________ , 2011
2.	Preliminary Selection of Contractors ____________ , 2011
3.	Final Selection ____________, 2011
4.	Complete contracting ____________, 2011
5.	Begin work ____________, 2011

CONTRACTING
Upon selection, TDC and the selected Contractors will enter into a binding contract to complete the Scope of Work. Such contract will include, but not be limited to, the following provisions:

HEALTH AND SAFETY
All safety apparel and equipment required for Contractor personnel performing the work, including, but not limited to, hard hats, respirators, safety shoes, safety glasses with side shields, safety gloves, fire extinguishers, personal hydrogen sulfide detection equipment (H2S monitors), flame resistant clothing, ear plugs, welder's gloves and the like, shall be furnished by Contractor at no additional cost or expense to TDC. All such safety equipment shall meet the standards of applicable regulatory agencies.

COMPLIANCE WITH APPLICABLE LAWS
Contractor agrees to comply with all applicable statutes, laws, municipal ordinances and all orders, rules and regulations issued pursuant thereto, and where applicable, all provisions required thereby to be included herein and hereby incorporated herein by reference including, without limitation, the Fair Labor Standards Act, the Occupational Safety and Health Act, the Clean Air Act, the Clean Water Act, and any other applicable legislation or regulation. Contractor agrees to protect, indemnify, defend and hold TDC harmless from any loss, damage, or liability resulting from Contractor's breach thereof.

INSURANCE REQUIREMENTS
Contractors shall provide evidence of suitable insurance with TDC and Lazarus Energy, LLC listed as named insureds.

CONTRACTOR PERSONNEL
Contractor shall provide competent, experienced, and qualified personnel at the Work Site in the numbers and labor classifications necessary to perform the Work. Contractor shall be responsible for selecting and compensating Contractor personnel. Contractor shall ensure that all such Contractor personnel continue in the functions and responsibilities initially assigned for as long as required to achieve proper and timely completion of the Work. Contractor shall at all times maintain strict discipline and good order among Contractor personnel.

TERMS AND CONDITIONS
TDC reserves the right to reject any and all Quotations and to waive irregularities and informalities in the submittal and evaluation process. This solicitation does not obligate TDC to pay any costs incurred by respondents in the preparation and submission of Quotations. This solicitation does not obligate TDC to accept or contract for any expressed or implied services. Furthermore, TDC reserves the right to award the contract to the next most qualified Contractor if the selected Contractor does not execute a contract within thirty (30) days after the award of work.

REQUEST FOR QUOTATION (RFQ)
NIXON REFINERY
REFINERY RESTART PROJECT
EXCHANGER TASK AREA

Quotations Due:____________, 2011

TDC, LLC
REQUEST FOR QUOTATION (RFQ)
REFINERY RESTART PROJECT
EXCHANGER TASK AREA

TDC, LLC ("TDC") is soliciting quotations from qualified Contractors to provide equipment and engineering, construction, installation, and commissioning services for the restart of the Nixon Refinery located in Nixon, Texas. This RFQ covers the Exchanger task area of the Refinery Restart Project.

Completed quotations for the requested work must be submitted on or before 5:00 P.M. on ___________, 2011. They can be emailed to awoods@tdc-home.com or mailed to TDC, PO Box 789, Westlake, LA 70669. Quotations mailed shall be sent in a sealed envelope and clearly marked: "Quotation - Nixon Refinery Restart Project" in the lower left comer. Questions regarding this solicitation should be directed to Al Woods, Project Manager, by email only at awoods@tdc-home.com.

For specific instructions on information to include in the Quotation, refer to the section below entitled Quotation Elements. Evaluation of the Quotations and ultimate Contractor selection is described in the section entitled Selection Process and Evaluation Criteria below.

PROJECT DESCRIPTION

TDC is in the midst of redeveloping the Nixon Refinery. The Nixon Refinery, originally constructed in 1981, is a small, simple refinery. The refinery's design throughput is 12,500 barrels per day; it consists of a crude distillation unit, a naphtha stabilizer and depropanizer, treating and ancillary systems, crude and product tankage, and custody transfer equipment.

The goal of the Refinery Restart Project is to make the crude unit safely operational and capable of producing straight run naphtha, kerosene, diesel, gasoil, and resid at 10,000 barrels per day with the minimum work, time, cost and equipment required.

SCOPE OF WORK

The Scope of Work for the Exchanger task area will include, at a minimum, the following elements:

E-212
1.	Shop refurbishment of desalter water exchanger E-212

QUOTATION ELEMENTS

Each quotation should present the Contractor qualifications for this task area of the project and shall identify the following (some items may be not applicable for offsite work or Contractors which only provide equipment):
1.	Key Contractor personnel
2.
Expertise and experience with similar projects. Include the following:
•  Project name
•  Location and project costs
•  A brief description of the project
•  The Contractor's role in the project
•  Roles of key Contractor members in the project
•  A project reference and contact phone number

3.	A copy of the Contractor's Safety Policy and the Contractor's safety record.
4.	The Contractor's approach to this task area of the Refinery Restart Project.
5.	The Contractor's anticipated project schedule or timeline or time required for this task area.
6.	The Contractor's approach to coordinating TDC and other contractors.
7.	The Contractor's process/procedures for providing quality assurance/quality control through out the life of the project.
8.	Qualifications of key project team members and their availability.
9.	A description of experience in working on small refinery or similar projects

SELECTION PROCESS AND EVALUATION CRITERIA

TDC and its partners will evaluate and rate the quotations following these criteria:
1.
Estimated cost and schedule/time requirements; these should be as specific as possible; the more transparent (e.g. open book costing plus a fixed margin) and predictable (e.g. firm or lump sum bids) a bid is, the higher it will be rated; it is acceptable to offer both lump sum and time and materials based alternatives

2.	Project team qualifications and experience with similar projects
3.	Quality Assurance / Quality Control Plan
4.	Safety and environmental compliance procedures

Following evaluation of the Proposals, TDC will interview up to the three (3) of the prospective consultants to provide engineering and construction services. Those Contractors selected for interview will have the opportunity to present their past experience in refinery project experience and overall project approach.

SELECTION SCHEDULE

The proposed schedule for Contractor selection, subject to change, is as follows:
1.	Deadline for Submittal of Quotations ____________ , 2011
2.	Preliminary Selection of Contractors ____________ , 2011
3.	Final Selection ____________, 2011
4.	Complete contracting ____________, 2011
5.	Begin work ____________, 2011

CONTRACTING
Upon selection, TDC and the selected Contractors will enter into a binding contract to complete the Scope of Work. Such contract will include, but not be limited to, the following provisions:

HEALTH AND SAFETY
All safety apparel and equipment required for Contractor personnel performing the work, including, but not limited to, hard hats, respirators, safety shoes, safety glasses with side shields, safety gloves, fire extinguishers, personal hydrogen sulfide detection equipment (H2S monitors), flame resistant clothing, ear plugs, welder's gloves and the like, shall be furnished by Contractor at no additional cost or expense to TDC. All such safety equipment shall meet the standards of applicable regulatory agencies.

COMPLIANCE WITH APPLICABLE LAWS
Contractor agrees to comply with all applicable statutes, laws, municipal ordinances and all orders, rules and regulations issued pursuant thereto, and where applicable, all provisions required thereby to be included herein and hereby incorporated herein by reference including, without limitation, the Fair Labor Standards Act, the Occupational Safety and Health Act, the Clean Air Act, the Clean Water Act, and any other applicable legislation or regulation. Contractor agrees to protect, indemnify, defend and hold TDC harmless from any loss, damage, or liability resulting from Contractor's breach thereof.

INSURANCE REQUIREMENTS
Contractors shall provide evidence of suitable insurance with TDC and Lazarus Energy, LLC listed as named insureds.

CONTRACTOR PERSONNEL
Contractor shall provide competent, experienced, and qualified personnel at the Work Site in the numbers and labor classifications necessary to perform the Work. Contractor shall be responsible for selecting and compensating Contractor personnel. Contractor shall ensure that all such Contractor personnel continue in the functions and responsibilities initially assigned for as long as required to achieve proper and timely completion of the Work, Contractor shall at all times maintain strict discipline and good order among Contractor personnel.

TERMS AND CONDITIONS
TDC reserves the right to reject any and all Quotations and to waive irregularities and informalities in the submittal and evaluation process. This solicitation does not obligate TDC to pay any costs incurred by respondents in the preparation and submission of Quotations. This solicitation does not obligate TDC to accept or contract for any expressed or implied services. Furthermore, TDC reserves the right to award the contract to the next most qualified Contractor if the selected Contractor does not execute a contract within thirty (30) days after the award of work.

REQUEST FOR QUOTATION (RFQ)
NIXON REFINERY
REFINERY RESTART PROJECT
EXCHANGER TASK AREA

Quotations Due:____________, 2011

TDC, LLC
REQUEST FOR QUOTATION (RFQ)
REFINERY RESTART PROJECT
EXCHANGER TASK AREA

TDC, LLC {"TDC") is soliciting quotations from qualified Contractors to provide equipment and engineering, construction, installation, and commissioning services for the restart of the Nixon Refinery located in Nixon, Texas. This RFQ covers the fire water task area of the Refinery Restart Project.

Completed quotations for the requested work must be submitted on or before 5:00 P.M. on  __________, 2011. They can be emailed to awoods@tdc-home.com or mailed to TDC,
PO Box 789, Westlake, LA 70669. Quotations mailed shall be sent in a sealed envelope and clearly marked: "Quotation - Nixon Refinery Restart Project" in the lower left corner. Questions regarding this solicitation should be directed to Al Woods, Project Manager, by email only at awoods@tdc-home.com.

For specific instructions on information to include in the Quotation, refer to the section below entitled Quotation Elements. Evaluation of the Quotations and ultimate Contractor selection is described in the section entitled Selection Process and Evaluation Criteria below.

PROJECT DESCRIPTION

TDC is in the midst of redeveloping the Nixon Refinery. The Nixon Refinery, originally constructed in 1981, is a small, simple refinery. The refinery's design throughput is 12,500 barrels per day; it consists of a crude distillation unit, a naphtha stabilizer and depropanizer, treating and ancillary systems, crude and product tankage, and custody transfer equipment.

The goal of the Refinery Restart Project is to make the crude unit safely operational and capable of producing straight run naphtha, kerosene, diesel, gasoil, and resid at 10,000 barrels per day with the minimum work, time, cost and equipment required.

SCOPE OF WORK

The Scope of Work for the fire water task area will include, at a minimum, the following elements:

Fire water loop
1.
Replace the existing fire water underground main with new header around process area only (as indicated in accompanying marked-up drawings)
a.       8" plastic pipe
b.      Approximately 12 new isolation valves + replace all existing valves
c.      Thrust blocks as required
d.      Minimum depth required to be below frost line 2. Repair any damaged monitors and hydrants; relocate/add monitors as indicated in accompanying marked-up drawings

New Foam System for CP rack
1.	Foam coverage for 3 loading rack bays
2.	Automatic activation via flame detection

QUOTATION ELEMENTS

Each quotation should present the Contractor qualifications for this task area of the project and shall identify the following (some items may be not applicable for offsite work or Contractors which only provide equipment):
1.	Key Contractor personnel
2.
Expertise and experience with similar projects. Include the following:
•  Project name
•  Location and project costs
•  A brief description of the project
•  The Contractor's role in the project
•  Roles of key Contractor members in the project
•  A project reference and contact phone number

3.	A copy of the Contractor's Safety Policy and the Contractor's safety record.
4.	The Contractor's approach to this task area of the Refinery Restart Project.
5.	The Contractor's anticipated project schedule or timeline or time required for this task area.
6.	The Contractor's approach to coordinating TDC and other contractors.
7.	The Contractor's process/procedures for providing quality assurance/quality control through out the life of the project.
8.	Qualifications of key project team members and their availability.
9.	A description of experience in working on small refinery or similar projects

SELECTION PROCESS AND EVALUATION CRITERIA

TDC and its partners will evaluate and rate the quotations following these criteria:
1.
Estimated cost and schedule/time requirements; these should be as specific as possible; the more transparent (e.g. open book costing plus a fixed margin) and predictable (e.g. firm or lump sum bids) a bid is, the higher it will be rated; it is acceptable to offer both lump sum and time and materials based alternatives

2.	Project team qualifications and experience with similar projects
3.	Quality Assurance / Quality Control Plan
4.	Safety and environmental compliance procedures

Following evaluation of the Proposals, TDC will interview up to the three (3) of the prospective consultants to provide engineering and construction services. Those Contractors selected for interview will have the opportunity to present their past experience in refinery project experience and overall project approach.

SELECTION SCHEDULE

The proposed schedule for Contractor selection, subject to change, is as follows:
1.	Deadline for Submittal of Quotations ____________ , 2011
2.	Preliminary Selection of Contractors ____________ , 2011
3.	Final Selection ____________, 2011
4.	Complete contracting ____________, 2011
5.	Begin work ____________, 2011

CONTRACTING
Upon selection, TDC and the selected Contractors will enter into a binding contract to complete the Scope of Work. Such contract will include, but not be limited to, the following provisions:

HEALTH AND SAFETY
All safety apparel and equipment required for Contractor personnel performing the work, including, but not limited to, hard hats, respirators, safety shoes, safety glasses with side shields, safety gloves, fire extinguishers, personal hydrogen sulfide detection equipment (HZS monitors), flame resistant clothing, ear plugs, welder's gloves and the like, shall be furnished by Contractor at no additional cost or expense to TDC. All such safety equipment shall meet the standards of applicable regulatory agencies.

COMPLIANCE WITH APPLICABLE LAWS
Contractor agrees to comply with all applicable statutes, laws, municipal ordinances and all orders, rules and regulations issued pursuant thereto, and where applicable, all provisions required thereby to be included herein and hereby incorporated herein by reference including, without limitation, the Fair Labor Standards Act, the Occupational Safety and Health Act, the Clean Air Act, the Clean Water Act, and any other applicable legislation or regulation. Contractor agrees to protect, indemnify, defend and hold TDC harmless from any loss, damage, or liability resulting from Contractor's breach thereof.

INSURANCE REQUIREMENTS
Contractors shall provide evidence of suitable insurance with TDC and Lazarus Energy, LLC listed as named insureds.

CONTRACTOR PERSONNEL
Contractor shall provide competent, experienced, and qualified personnel at the Work Site in the numbers and labor classifications necessary to perform the Work. Contractor shall be responsible for selecting and compensating Contractor personnel. Contractor shall ensure that all such Contractor personnel continue in the functions and responsibilities initially assigned for as long as required to achieve proper and timely completion of the Work. Contractor shall at all times maintain strict discipline and good order among Contractor personnel.

TERMS AND CONDITIONS

TDC reserves the right to reject any and all Quotations and to waive irregularities and informalities in the submittal and evaluation process. This solicitation does not obligate TDC to pay any costs incurred by respondents in the preparation and submission of Quotations. This solicitation does not obligate TDC to accept or contract for any expressed or implied services. Furthermore, TDC reserves the right to award the contract to the next most qualified Contractor if the selected Contractor does not execute a contract within thirty (30) days after the award of work.

REQUEST FOR QUOTATION (RFQ)
NIXON REFINERY
REFINERY RESTART PROJECT
INSTRUMENTATION TASK AREA

Quotations Due: ___________ , 2011

TDC, LLC
REQUEST FOR QUOTATION (RFQ)
REFINERY RESTART PROJECT
INSTRUMENTATION TASK AREA

TDC, LLC ("TDC") is soliciting quotations from qualified Contractors to provide equipment and engineering, construction, installation, and commissioning services for the restart of the Nixon Refinery located in Nixon, Texas. This RFQ covers the Instrumentation task area of the Refinery Restart Project.

Completed quotations for the requested work must be submitted on or before 5:00 P.M. on __________, 2011. They can be emailed to awoods@tdc-home.com or mailed to TDC, PO Box 789, Westlake, LA 70669. Quotations mailed shall be sent in a sealed envelope and clearly marked: "Quotation - Nixon Refinery Restart Project" in the lower left comer. Questions regarding this solicitation should be directed to Al Woods, Project Manager, by email only at awoods@tdc-home.com.

For specific instructions on information to include in the Quotation, refer to the section below entitled Quotation Elements. Evaluation of the Quotations and ultimate Contractor selection is described in the section entitled Selection Process and Evaluation Criteria below.

PROJECT DESCRIPTION

TDC is in the midst of redeveloping the Nixon Refinery. The Nixon Refinery, originally constructed in 1981, is a small, simple refinery. The refinery's design throughput is 12,500 barrels per day; it consists of a crude distillation unit, a naphtha stabilizer and depropanizer, treating and ancillary systems, crude and product tankage, and custody transfer equipment.

The goal of the Refinery Restart Project is to make the crude unit safely operational and capable of producing straight run naphtha, kerosene, diesel, gasoil, and resid at 10,000 barrels per day with the minimum work, time, cost and equipment required.

SCOPE OF WORK

The Scope of Work for the Instrumentation task area will include, at a minimum, the following elements:

Scope
1.
Test and repair (as needed) all control loops, instruments, control valves, and controllers needed for operation of the crude unit and related equipment in Base Case configuration (Approximately 130 loops, as shown on the accompanying instrumentation lists).

2.	Install 3 new instrument loops as shown in accompanying instrumentation lists.
3.	Restart FoxBoro SPEC-200 control system

QUOTATION ELEMENTS

Each quotation should present the Contractor qualifications for this task area of the project and shall identify the following (some items may be not applicable for offsite work or Contractors which only provide equipment):
1.	Key Contractor personnel
2.
Expertise and experience with similar projects. Include the following:
•  Project name
•  Location and project costs
•  A brief description of the project
•  The Contractor's role in the project
•  Roles of key Contractor members in the project
•  A project reference and contact phone number

3.	A copy of the Contractor's Safety Policy and the Contractor's safety record.
4.	The Contractor's approach to this task area of the Refinery Restart Project.
5.	The Contractor's anticipated project schedule or timeline or time required for this task area.
6.	The Contractor's approach to coordinating TDC and other contractors.
7.	The Contractor's process/procedures for providing quality assurance/quality control through out the life of the project.
8.	Qualifications of key project team members and their availability.
9.	A description of experience in working on small refinery or similar projects

SELECTION PROCESS AND EVALUATION CRITERIA

TDC and its partners will evaluate and rate the quotations following these criteria:
1.
Estimated cost and schedule/time requirements; these should be as specific as possible; the more transparent (e.g. open book costing plus a fixed margin) and predictable (e.g. firm or lump sum bids) a bid is, the higher it will be rated; it is acceptable to offer both lump sum and time and materials based alternatives

2.	Project team qualifications and experience with similar projects
3.	Quality Assurance / Quality Control Plan
4.	Safety and environmental compliance procedures

Following evaluation of the Proposals, TDC will interview up to the three (3) of the prospective consultants to provide engineering and construction services. Those Contractors selected for interview will have the opportunity to present their past experience in refinery project experience and overall project approach.

SELECTION SCHEDULE

The proposed schedule for Contractor selection, subject to change, is as follows:
1.	Deadline for Submittal of Quotations ____________ , 2011
2.	Preliminary Selection of Contractors ____________ , 2011
3.	Final Selection ____________, 2011
4.	Complete contracting ____________, 2011
5.	Begin work ____________, 2011

CONTRACTING
Upon selection, TDC and the selected Contractors will enter into a binding contract to complete the Scope of Work. Such contract will include, but not be limited to, the following provisions:

HEALTH AND SAFETY
All safety apparel and equipment required for Contractor personnel performing the work, including, but not limited to, hard hats, respirators, safety shoes, safety glasses with side shields, safety gloves, fire extinguishers, personal hydrogen sulfide detection equipment (H2S monitors), flame resistant clothing, ear plugs, welder's gloves and the like, shall be furnished by Contractor at no additional cost or expense to TDC. Ail such safety equipment shall meet the standards of applicable regulatory agencies.

COMPLIANCE WITH APPLICABLE LAWS
Contractor agrees to comply with all applicable statutes, laws, municipal ordinances and all orders, rules and regulations issued pursuant thereto, and where applicable, all provisions required thereby to be included herein and hereby incorporated herein by reference including, without limitation, the Fair Labor Standards Act, the Occupational Safety and Health Act, the Clean Air Act, the Clean Water Act, and any other applicable legislation or regulation, Contractor agrees to protect, indemnify, defend and hold TDC harmless from any loss, damage, or liability resulting from Contractor's breach thereof.

INSURANCE REQUIREMENTS
Contractors shall provide evidence of suitable insurance with TDC and Lazarus Energy, LLC listed as named insureds.

CONTRACTOR PERSONNEL
Contractor shall provide competent, experienced, and qualified personnel at the Work Site in the numbers and labor classifications necessary to perform the Work. Contractor shall be responsible for selecting and compensating Contractor personnel. Contractor shall ensure that all such Contractor personnel continue in the functions and responsibilities initially assigned for as long as required to achieve proper and timely completion of the Work. Contractor shall at all times maintain strict discipline and good order among Contractor personnel.

TERMS AND CONDITIONS
TDC reserves the right to reject any and all Quotations and to waive irregularities and informalities in the submittal and evaluation process. This solicitation does not obligate TDC to pay any costs incurred by respondents in the preparation and submission of Quotations. This solicitation does not obligate TDC to accept or contract for any expressed or implied services. Furthermore, TDC reserves the right to award the contract to the next most qualified Contractor if the selected Contractor does not execute a contract within thirty (30) days after the award of work.

REQUEST FOR QUOTATION (RFQ)
NIXON REFINERY
REFINERY RESTART PROJECT
INSULATION TASK AREA

Quotations Due:____________, 2011

TDC, LLC
REQUEST FOR QUOTATION (RFQ)
REFINERY RESTART PROJECT
INSULATION TASK AREA

TDC, LLC ("TDC") is soliciting quotations from qualified Contractors to provide equipment and engineering, construction, installation, and commissioning services for the restart of the Nixon Refinery located in Nixon, Texas. This RFQ covers the Insulation task area of the Refinery Restart Project.

Completed quotations for the requested work must be submitted on or before 5:00 P.M. on __________, 2011. They can be emailed to awoods@tdc-home.com or mailed to TDC, PO Box 789, Westlake, LA 70669. Quotations mailed shall be sent in a sealed envelope and clearly marked: "Quotation - Nixon Refinery Restart Project" in the lower left comer. Questions regarding this solicitation should be directed to Al Woods, Project Manager, by email only at awoods@tdc-home.com.

For specific instructions on information to include in the Quotation, refer to the section below entitled Quotation Elements. Evaluation of the Quotations and ultimate Contractor selection is described in the section entitled Selection Process and Evaluation Criteria below.

PROJECT DESCRIPTION

TDC is in the midst of redeveloping the Nixon Refinery. The Nixon Refinery, originally constructed in 1981, is a small, simple refinery. The refinery's design throughput is 12,500 barrels per day; it consists of a crude distillation unit, a naphtha stabilizer and depropanizer, treating and ancillary systems, crude and product tankage, and custody transfer equipment.

The goal of the Refinery Restart Project is to make the crude unit safely operational and capable of producing straight run naphtha, kerosene, diesel, gasoil, and resid at 10,000 barrels per day with the minimum work, time, cost and equipment required.

SCOPE OF WORK

The Scope of Work for the Insulation task area will include, at a minimum, the following elements:

Major equipment insulation
1.	Repair all major areas of damaged and missing insulation in crude unit

Minor insulation repair
1.	Repair/patch inspection holes and other minor damage in insulated areas

QUOTATION ELEMENTS

Each quotation should present the Contractor qualifications for this task area of the project and shall identify the following (some items may be not applicable for offsite work or Contractors which only provide equipment):
1.	Key Contractor personnel
2.
Expertise and experience with similar projects. Include the following:
•  Project name
•  Location and project costs
•  A brief description of the project
•  The Contractor's role in the project
•  Roles of key Contractor members in the project
•  A project reference and contact phone number

3.	A copy of the Contractor's Safety Policy and the Contractor's safety record.
4.	The Contractor's approach to this task area of the Refinery Restart Project.
5.	The Contractor's anticipated project schedule or timeline or time required for this task area.
6.	The Contractor's approach to coordinating TDC and other contractors.
7.	The Contractor's process/procedures for providing quality assurance/quality control through out the life of the project.
8.	Qualifications of key project team members and their availability.
9.	A description of experience in working on small refinery or similar projects

SELECTION PROCESS AND EVALUATION CRITERIA

TDC and its partners will evaluate and rate the quotations following these criteria:
1.
Estimated cost and schedule/time requirements; these should be as specific as possible; the more transparent (e.g. open book costing plus a fixed margin) and predictable (e.g. firm or lump sum bids) a bid is, the higher it will be rated; it is acceptable to offer both lump sum and time and materials based alternatives

2.	Project team qualifications and experience with similar projects
3.	Quality Assurance / Quality Control Plan
4.	Safety and environmental compliance procedures

Following evaluation of the Proposals, TDC will interview up to the three (3) of the prospective consultants to provide engineering and construction services. Those Contractors selected for interview will have the opportunity to present their past experience in refinery project experience and overall project approach.

SELECTION SCHEDULE

The proposed schedule for Contractor selection, subject to change, is as follows:
1.	Deadline for Submittal of Quotations ____________ , 2011
2.	Preliminary Selection of Contractors ____________ , 2011
3.	Final Selection ____________, 2011
4.	Complete contracting ____________, 2011
5.	Begin work ____________, 2011

CONTRACTING
Upon selection, TDC and the selected Contractors will enter into a binding contract to complete the Scope of Work. Such contract will include, but not be limited to, the following provisions:

HEALTH AND SAFETY
All safety apparel and equipment required for Contractor personnel performing the work, including, but not limited to, hard hats, respirators, safety shoes, safety glasses with side shields, safety gloves, fire extinguishers, personal hydrogen sulfide detection equipment (H2S monitors), flame resistant clothing, ear plugs, welder's gloves and the like, shall be furnished by Contractor at no additional cost or expense to TDC. All such safety equipment shall meet the standards of applicable regulatory agencies.

COMPLIANCE WITH APPLICABLE LAWS
Contractor agrees to comply with all applicable statutes, laws, municipal ordinances and all orders, rules and regulations issued pursuant thereto, and where applicable, all provisions required thereby to be included herein and hereby incorporated herein by reference including, without limitation, the Fair Labor Standards Act, the Occupational Safety and Health Act, the Clean Air Act, the Clean Water Act, and any other applicable legislation or regulation. Contractor agrees to protect, indemnify, defend and hold TDC harmless from any loss, damage, or liability resulting from Contractor's breach thereof.

INSURANCE REQUIREMENTS
Contractors shall provide evidence of suitable insurance with TDC and Lazarus Energy, LLC listed as named insureds.

CONTRACTOR PERSONNEL
Contractor shall provide competent, experienced, and qualified personnel at the Work Site in the numbers and labor classifications necessary to perform the Work. Contractor shall be responsible for selecting and compensating Contractor personnel. Contractor shall ensure that all such Contractor personnel continue in the functions and responsibilities initially assigned for as long as required to achieve proper and timely completion of the Work. Contractor shall at all times maintain strict discipline and good order among Contractor personnel.

TERMS AND CONDITIONS
TDC reserves the right to reject any and all Quotations and to waive irregularities and informalities in the submittal and evaluation process. This solicitation does not obligate TDC to pay any costs incurred by respondents in the preparation and submission of Quotations. This solicitation does not obligate TDC to accept or contract for any expressed or implied services. Furthermore, TDC reserves the right to award the contract to the next most qualified Contractor if the selected Contractor does not execute a contract within thirty (30) days after the award of work.

REQUEST FOR QUOTATION (RFQ)
NIXON REFINERY
REFINERY RESTART PROJECT
PIPING AND MECHANICAL TASK AREA

Quotations Due:____________, 2011

TDC, LLC
REQUEST FOR QUOTATION (RFQ)
REFINERY RESTART PROJECT
PIPING AND MECHANICAL TASK AREA

TDC, LLC ("TDC") is soliciting quotations from qualified Contractors to provide equipment and engineering, construction, installation, and commissioning services for the restart of the Nixon Refinery located in Nixon, Texas. This RFQ covers the piping and mechanical task area of the Refinery Restart Project.

Completed quotations for the requested work must be submitted on or before 5:00 P.M. on________, 2011. They can be emailed to awoods@tdc-home.com or mailed to TDC, PO Box 789, Westlake, LA 70669. Quotations mailed shall be sent in a sealed envelope and clearly marked: "Quotation - Nixon Refinery Restart Project" in the lower left corner. Questions regarding this solicitation should be directed to Al Woods, Project Manager, by email only at awoods@tdc-home.com.

For specific instructions on information to include in the Quotation, refer to the section below entitled Quotation Elements. Evaluation of the Quotations and ultimate Contractor selection is described in the section entitled Selection Process and Evaluation Criteria below.

PROJECT DESCRIPTION

TDC is in the midst of redeveloping the Nixon Refinery. The Nixon Refinery, originally constructed in 1981, is a small, simple refinery. The refinery's design throughput is 12,500 barrels per day; it consists of a crude distillation unit, a naphtha stabilizer and depropanizer, treating and ancillary systems, crude and product tankage, and custody transfer equipment.

The goal of the Refinery Restart Project is to make the crude unit safely operational and capable of producing straight run naphtha, kerosene, diesel, gasoil, and resid at 10,000 barrels per day with the minimum work, time, cost and equipment required.

SCOPE OF WORK

The Scope of Work for the piping and mechanical task area will include, at a minimum, the following elements;

Crude line replacement
1.	Replace existing corroded line from T-53 and T-54 to crude charge pumps
2.
Install new 10" line using pipe already purchased and at the refinery (route and distances shown on marked-up drawings)
a.      About 1450 feet above ground routing with 3 90-degree bends
b.      Use existing pipe rack as much as possible

Process line reclamation
1.	Return all process lines used in temporary fire water system (as noted on accompanying sheet) to prior service

Miscellaneous other piping
1.	Make water and injection line connections for chemical additive injection into crude tower and desalter
2.	Make water, steam, and fuel connections for rental boiler
3.
Run new 3" or 4" waste water line above ground from D-61 underground water tank at CP rack to waste water tank or waste water plant. Existing 4" line is underground and goes to existing oil water separator

4.	Replace (as necessary) 2" desalter skid piping to and from E-212
5.	Pipe desalter water directly to Tank 51 (waste water settling tank)
6.	Provide and connect new 1000 gallon knockout drum for CP rack flare
7.	Connect PSVs on T-80 and T-81 to plant flare header

Welding and metal work
1.	Make minor repairs to heater convection section end covers. Covers are corroded in spots where cover meets heater

Mechanical
1.	Remove and decouple 10 pumps
2.	Install, couple, align, and test 10 pumps
3.	Pull E-203 naphtha P/A to crude exchanger pancake blinds and put in service
4.	Replace 1 V* drain valve on shell side of E-206A&B diesel P/A to crude exchanger
5.	Pull E-206A&B diesel P/A to crude exchanger pancake blinds and put in sen/ice
6.	Install and reconnect E-212 desalter water exchanger

Hydro

QUOTATION ELEMENTS

Each quotation should present the Contractor qualifications for this task area of the project and shall identify the following (some items may be not applicable for offsite work or Contractors which only provide equipment):
1.	Key Contractor personnel
2.
Expertise and experience with similar projects. Include the following:
•  Project name
•  Location and project costs
•  A brief description of the project
•  The Contractor's role in the project
•  Roles of key Contractor members in the project
•  A project reference and contact phone number

3.	A copy of the Contractor's Safety Policy and the Contractor's safety record.
4.	The Contractor's approach to this task area of the Refinery Restart Project.
5.	The Contractor's anticipated project schedule or timeline or time required for this task area.
6.	The Contractor's approach to coordinating TDC and other contractors.
7.	The Contractor's process/procedures for providing quality assurance/quality control through out the life of the project.
8.	Qualifications of key project team members and their availability.
9.	A description of experience in working on small refinery or similar projects

SELECTION PROCESS AND EVALUATION CRITERIA

TDC and its partners will evaluate and rate the quotations following these criteria:
1.
Estimated cost and schedule/time requirements; these should be as specific as possible; the more transparent (e.g. open book costing plus a fixed margin) and predictable (e.g. firm or lump sum bids) a bid is, the higher it will be rated; it is acceptable to offer both lump sum and time and materials based alternatives

2.	Project team qualifications and experience with similar projects
3.	Quality Assurance / Quality Control Plan
4.	Safety and environmental compliance procedures

Following evaluation of the Proposals, TDC will interview up to the three (3) of the prospective consultants to provide engineering and construction services. Those Contractors selected for interview will have the opportunity to present their past experience in refinery project experience and overall project approach.

SELECTION SCHEDULE

The proposed schedule for Contractor selection, subject to change, is as follows:
1.	Deadline for Submittal of Quotations ____________ , 2011
2.	Preliminary Selection of Contractors ____________ , 2011
3.	Final Selection ____________, 2011
4.	Complete contracting ____________, 2011
5.	Begin work ____________, 2011

CONTRACTING
Upon selection, TDC and the selected Contractors will enter into a binding contract to complete the Scope of Work. Such contract will include, but not be limited to, the following provisions:

HEALTH AND SAFETY
All safety apparel and equipment required for Contractor personnel performing the work, including, but not limited to, hard hats, respirators, safety shoes, safety glasses with side shields, safety gloves, fire extinguishers, personal hydrogen sulfide detection equipment (H2S monitors), flame resistant clothing, ear plugs, welder's gloves and the like, shall be furnished by Contractor at no additional cost or expense to TDC. All such safety equipment shall meet the standards of applicable regulatory agencies.

COMPLIANCE WITH APPLICABLE LAWS
Contractor agrees to comply with all applicable statutes, laws, municipal ordinances and all orders, rules and regulations issued pursuant thereto, and where applicable, all provisions required thereby to be included herein and hereby incorporated herein by reference including, without limitation, the Fair Labor Standards Act, the Occupational Safety and Health Act, the Clean Air Act, the Clean Water Act, and any other applicable legislation or regulation. Contractor agrees to protect, indemnify, defend and hold TDC harmless from any loss, damage, or liability resulting from Contractor's breach thereof.

INSURANCE REQUIREMENTS
Contractors shall provide evidence of suitable insurance with TDC and Lazarus Energy, LLC listed as named insureds.

CONTRACTOR PERSONNEL
Contractor shall provide competent, experienced, and qualified personnel at the Work Site in the numbers and labor classifications necessary to perform the Work. Contractor shall be responsible for selecting and compensating Contractor personnel. Contractor shall ensure that all such Contractor personnel continue in the functions and responsibilities initially assigned for as long as required to achieve proper and timely completion of the Work. Contractor shall at all times maintain strict discipline and good order among Contractor personnel.

TERMS AND CONDITIONS
TDC reserves the right to reject any and all Quotations and to waive irregularities and informalities in the submittal and evaluation process. This solicitation does not obligate TDC to pay any costs incurred by respondents in the preparation and submission of Quotations. This solicitation does not obligate TDC to accept or contract for any expressed or implied services. Furthermore, TDC reserves the right to award the contract to the next most qualified Contractor if the selected Contractor does not execute a contract within thirty (30) days after the award of work.

REQUEST FOR QUOTATION (RFQ)
NIXON REFINERY
REFINERY RESTART PROJECT
PUMP TASK AREA

Quotations Due:_____________ , 2011

TDC, LLC
REQUEST FOR QUOTATION (RFQ)
REFINERY RESTART PROJECT
PUMP TASK AREA

TDC, LLC ("TDC") is soliciting quotations from qualified Contractors to provide equipment and engineering, construction, installation, and commissioning services for the restart of the Nixon Refinery located in Nixon, Texas. This RFQ covers the pump task area of the Refinery Restart Project.

Completed quotations for the requested work must be submitted on or before 5:00 P.M. on ________, 2011. They can be emailed to awoods@tdc-home,com or mailed to TDC, PO Box 789, Westlake, LA 70669. Quotations mailed shall be sent in a sealed envelope and clearly marked: "Quotation - Nixon Refinery Restart Project" in the lower left corner. Questions regarding this solicitation should be directed to Al Woods, Project Manager, by email only at awoods@tdc-home.com.

For specific instructions on information to include in the Quotation, refer to the section below entitled Quotation Elements. Evaluation of the Quotations and ultimate Contractor selection is described in the section entitled Selection Process and Evaluation Criteria below.

PROJECT DESCRIPTION

TDC is in the midst of redeveloping the Nixon Refinery. The Nixon Refinery, originally constructed in 1981, is a small, simple refinery. The refinery's design throughput is 12,500 barrels per day; it consists of a crude distillation unit, a naphtha stabilizer and depropanizer, treating and ancillary systems, crude and product tankage, and custody transfer equipment.

The goal of the Refinery Restart Project is to make the crude unit safely operational and capable of producing straight run naphtha, kerosene, diesel, gasoil, and resid at 10,000 barrels per day with the minimum work, time, cost and equipment required.

SCOPE OF WORK

The Scope of Work for the pump task area will include, at a minimum, the following elements:
1.	Rebuild 15 pumps with current (single) seals as shown in the accompanying spreadsheet.
2.	Rebuild 10 pumps with new double seals as shown in the accompanying spreadsheet.
3.	Supply (used or new) 1 pump as shown in the accompanying spreadsheet.
4.	Rebuild 1 compressor as shown in the accompanying spreadsheet.

All of this will be performed as shop work at your facility.

This work should include all tasks that are standard and customary, such as:
•	Disassembly, cleaning, blasting, and inspection (including NDT as required)
•	Fabrication of case rings and steady bearings
•	Balancing of rotating elements or impellers
•	Installation of mechanical seal (repaired where possible)
•	Installation of required bearings, lip seals, and gaskets
•	Reassembly with new fasteners and/or coupling bolts
•	Seal flush tubing, sight gauges, and oilers as appropriate
•	Painting

Please indicate what work will be performed for each pump or other piece of equipment

QUOTATION ELEMENTS

Each quotation should present the Contractor qualifications for this task area of the project and shall identify the following (some items may be not applicable for offsite work or Contractors which only provide equipment):
1.	Key Contractor personnel
2.
Expertise and experience with similar projects. Include the following:
•  Project name
•  Location and project costs
•  A brief description of the project
•  The Contractor's role in the project
•  Roles of key Contractor members in the project
•  A project reference and contact phone number

3.	A copy of the Contractor's Safety Policy and the Contractor's safety record.
4.	The Contractor's approach to this task area of the Refinery Restart Project.
5.	The Contractor's anticipated project schedule or timeline or time required for this task area.
6.	The Contractor's approach to coordinating TDC and other contractors.
7.	The Contractor's process/procedures for providing quality assurance/quality control through out the life of the project.
8.	Qualifications of key project team members and their availability.
9.	A description of experience in working on small refinery or similar projects

SELECTION PROCESS AND EVALUATION CRITERIA

TDC and its partners will evaluate and rate the quotations following these criteria:
1.
Estimated cost and schedule/time requirements; these should be as specific as possible; the more transparent (e.g. open book costing plus a fixed margin) and predictable (e.g. firm or lump sum bids) a bid is, the higher it will be rated; it is acceptable to offer both lump sum and time and materials based alternatives

2.	Project team qualifications and experience with similar projects
3.	Quality Assurance / Quality Control Plan
4.	Safety and environmental compliance procedures

Following evaluation of the Proposals, TDC will interview up to the three (3) of the prospective consultants to provide engineering and construction services. Those Contractors selected for interview will have the opportunity to present their past experience in refinery project experience and overall project approach.

SELECTION SCHEDULE

The proposed schedule for Contractor selection, subject to change, is as follows:
1.	Deadline for Submittal of Quotations ____________ , 2011
2.	Preliminary Selection of Contractors ____________ , 2011
3.	Final Selection ____________, 2011
4.	Complete contracting ____________, 2011
5.	Begin work ____________, 2011

CONTRACTING
Upon selection, TDC and the selected Contractors will enter into a binding contract to complete the Scope of Work. Such contract will include, but not be limited to, the following provisions:

HEALTH AND SAFETY
All safety apparel and equipment required for Contractor personnel performing the work, including, but not limited to, hard hats, respirators, safety shoes, safety glasses with side shields, safety gloves, fire extinguishers, personal hydrogen sulfide detection equipment (H2S monitors), flame resistant clothing, ear plugs, welder's gloves and the like, shall be furnished by Contractor at no additional cost or expense to TDC. All such safety equipment shall meet the standards of applicable regulatory agencies.

COMPLIANCE WITH APPLICABLE LAWS
Contractor agrees to comply with ail applicable statutes, laws, municipal ordinances and all orders, rules and regulations issued pursuant thereto, and where applicable, all provisions required thereby to be included herein and hereby incorporated herein by reference including, without limitation, the Fair Labor Standards Act, the Occupational Safety and Health Act, the Clean Air Act, the Clean Water Act, and any other applicable legislation or regulation, Contractor agrees to protect, indemnify, defend and hold TDC harmless from any loss, damage, or liability resulting from Contractor's breach thereof.

INSURANCE REQUIREMENTS
Contractors shall provide evidence of suitable insurance with TDC and Lazarus Energy, LLC listed as named insureds.

CONTRACTOR PERSONNEL
Contractor shall provide competent, experienced, and qualified personnel at the Work Site in the numbers and labor classifications necessary to perform the Work. Contractor shall be responsible for selecting and compensating Contractor personnel. Contractor shall ensure that all such Contractor personnel continue in the functions and responsibilities initially assigned for as long as required to achieve proper and timely completion of the Work. Contractor shall at all times maintain strict discipline and good order among Contractor personnel.

TERMS AND CONDITIONS
TDC reserves the right to reject any and all Quotations and to waive irregularities and informalities in the submittal and evaluation process. This solicitation does not obligate TDC to pay any costs incurred by respondents in the preparation and submission of Quotations. This solicitation does not obligate TDC to accept or contract for any expressed or implied services. Furthermore, TDC reserves the right to award the contract to the next most qualified Contractor if the selected Contractor does not execute a contract within thirty (30) days after the award of work.

REQUEST FOR QUOTATION (RFQ)
NIXON REFINERY
REFINERY RESTART PROJECT
TANK TASK AREA

Quotations Due:____________, 2011

TDC, LLC
REQUEST FOR QUOTATION (RFQ)
REFINERY RESTART PROJECT
TANK TASK AREA

TDC, LLC ("TDC") is soliciting quotations from qualified Contractors to provide equipment and engineering, construction, installation, and commissioning services for the restart of the Nixon Refinery located in Nixon, Texas. This RFQ covers the tank task area of the Refinery Restart Project.

Completed quotations for the requested work must be submitted on or before 5:00 P.M. on __________, 2011. They can be emailed to awoods@tdc-home.com or mailed to TDC, PO Box 789, Westlake, LA 70669. Quotations mailed shall be sent in a sealed envelope and clearly marked: "Quotation - Nixon Refinery Restart Project" in the lower left comer. Questions regarding this solicitation should be directed to Al Woods, Project Manager, by email only at awoods@tdc-home.com.

For specific instructions on information to include in the Quotation, refer to the section below entitled Quotation Elements. Evaluation of the Quotations and ultimate Contractor selection is described in the section entitled Selection Process and Evaluation Criteria below.

PROJECT DESCRIPTION

TDC is in the midst of redeveloping the Nixon Refinery. The Nixon Refinery, originally constructed in 1981, is a small, simple refinery, The refinery's design throughput is 12,500 barrels per day; it consists of a crude distillation unit, a naphtha stabilizer and depropanizer, treating and ancillary systems, crude and product tankage, and custody transfer equipment.

The goal of the Refinery Restart Project is to make the crude unit safely operational and capable of producing straight run naphtha, kerosene, diesel, gasoil, and resid at 10,000 barrels per day with the minimum work, time, cost and equipment required.

SCOPE OF WORK

The Scope of Work for the tank task area will include, at a minimum, the following elements:
1.	Clean 4 tanks as shown in the accompanying spreadsheet.
2.	Inspect 6 tanks as shown in the accompanying spreadsheet.
3.	Make repairs to 3 tanks based on previous inspection reports as shown in the accompanying spreadsheet and inspection reports.

Please indicate what work will be performed for each tank and which work you are bidding on (cleaning, inspection, or repairs)

QUOTATION ELEMENTS

Each quotation should present the Contractor qualifications for this task area of the project and shall identify the following (some items may be not applicable for offsite work or Contractors which only provide equipment):
1.	Key Contractor personnel
2.
Expertise and experience with similar projects. Include the following:
•  Project name
•  Location and project costs
•  A brief description of the project
•  The Contractor's role in the project
•  Roles of key Contractor members in the project
•  A project reference and contact phone number

3.	A copy of the Contractor's Safety Policy and the Contractor's safety record.
4.	The Contractor's approach to this task area of the Refinery Restart Project.
5.	The Contractor's anticipated project schedule or timeline or time required for this task area.
6.	The Contractor's approach to coordinating TDC and other contractors.
7.	The Contractor's process/procedures for providing quality assurance/quality control through out the life of the project.
8.	Qualifications of key project team members and their availability.
9.	A description of experience in working on small refinery or similar projects

SELECTION PROCESS AND EVALUATION CRITERIA

TDC and its partners will evaluate and rate the quotations following these criteria:
1.
Estimated cost and schedule/time requirements; these should be as specific as possible; the more transparent (e.g. open book costing plus a fixed margin) and predictable (e.g. firm or lump sum bids) a bid is, the higher it will be rated; it is acceptable to offer both lump sum and time and materials based alternatives

2.	Project team qualifications and experience with similar projects
3.	Quality Assurance / Quality Control Plan
4.	Safety and environmental compliance procedures

Following evaluation of the Proposals, TDC will interview up to the three (3) of the prospective consultants to provide engineering and construction services. Those Contractors selected for interview will have the opportunity to present their past experience in refinery project experience and overall project approach.

SELECTION SCHEDULE

The proposed schedule for Contractor selection, subject to change, is as follows:
1.	Deadline for Submittal of Quotations ____________ , 2011
2.	Preliminary Selection of Contractors ____________ , 2011
3.	Final Selection ____________, 2011
4.	Complete contracting ____________, 2011
5.	Begin work ____________, 2011

CONTRACTING
Upon selection, TDC and the selected Contractors will enter into a binding contract to complete the Scope of Work. Such contract will include, but not be limited to, the following provisions:

HEALTH AND SAFETY
All safety apparel and equipment required for Contractor personnel performing the work, including, but not limited to, hard hats, respirators, safety shoes, safety glasses with side shields, safety gloves, fire extinguishers, personal hydrogen sulfide detection equipment (H2S monitors), flame resistant clothing, ear plugs, welder's gloves and the like, shall be furnished by Contractor at no additional cost or expense to TDC. All such safety equipment shall meet the standards of applicable regulatory agencies.

COMPLIANCE WITH APPLICABLE LAWS
Contractor agrees to comply with all applicable statutes, laws, municipal ordinances and all orders, rules and regulations issued pursuant thereto, and where applicable, all provisions required thereby to be included herein and hereby incorporated herein by reference including, without limitation, the Fair Labor Standards Act, the Occupational Safety and Health Act, the Clean Air Act, the Clean Water Act, and any other applicable legislation or regulation. Contractor agrees to protect, indemnify, defend and hold TDC harmless from any loss, damage, or liability resulting from Contractor's breach thereof.

INSURANCE REQUIREMENTS
Contractors shall provide evidence of suitable insurance with TDC and Lazarus Energy, LLC listed as named insureds.

CONTRACTOR PERSONNEL
Contractor shall provide competent, experienced, and qualified personnel at the Work Site in the numbers and labor classifications necessary to perform the Work. Contractor shall be responsible for selecting and compensating Contractor personnel. Contractor shall ensure that all such Contractor personnel continue in the functions and responsibilities initially assigned for as long as required to achieve proper and timely completion of the Work. Contractor shall at all times maintain strict discipline and good order among Contractor personnel,

TERMS AND CONDITIONS
TDC reserves the right to reject any and all Quotations and to waive irregularities and informalities in the submittal and evaluation process. This solicitation does not obligate TDC to pay any costs incurred by respondents in the preparation and submission of Quotations. This solicitation does not obligate TDC to accept or contract for any expressed or implied services. Furthermore, TDC reserves the right to award the contract to the next most qualified Contractor if the selected Contractor does not execute a contract within thirty (30) days after the award of work.

REQUEST FOR QUOTATION (RFQ)
NIXON REFINERY
REFINERY RESTART PROJECT
WASTEWATER TASK AREA

Quotations Due:____________, 2011

TDC, LLC
REQUEST FOR QUOTATION (RFQ)
REFINERY RESTART PROJECT
WASTEWATER TASK AREA

TDC, LLC ("TDC") is soliciting quotations from qualified Contractors to provide equipment and engineering, construction, Installation, and commissioning services for the restart of the Nixon Refinery located in Nixon, Texas. This RFQ covers the Wastewater task area of the Refinery Restart Project.

Completed quotations for the requested work must be submitted on or before 5:00 P.M. on ___________, 2011. They can be emailed to awoods@tdc-home.com or mailed to TDC, PO Box 789, Westlake, LA 70669. Quotations mailed shall be sent in a sealed envelope and clearly marked: "Quotation - Nixon Refinery Restart Project" in the lower left corner. Questions regarding this solicitation should be directed to Al Woods, Project Manager, by email only at awoods@tdc-home.com.

For specific instructions on information to include in the Quotation, refer to the section below entitled Quotation Elements. Evaluation of the Quotations and ultimate Contractor selection is described in the section entitled Selection Process and Evaluation Criteria below.

PROJECT DESCRIPTION

TDC is in the midst of redeveloping the Nixon Refinery. The Nixon Refinery, originally constructed in 1981, is a small, simple refinery. The refinery's design throughput is 12,500 barrels per day; it consists of a crude distillation unit, a naphtha stabilizer and depropanizer, treating and ancillary systems, crude and product tankage, and custody transfer equipment.

The goal of the Refiner/ Restart Project is to make the crude unit safely operational and capable of producing straight run naphtha, kerosene, diesel, gasoil, and resid at 10,000 barrels per day with the minimum work, time, cost and equipment required.

SCOPE OF WORK

The Scope of Work for the Wastewater task area will include, at a minimum, the following elements:

API Separator
1.	Supply/install new above ground API oil-water separator a. Connected to pre-API T-51 upstream b. Connected to 2 parallel 1000 barrel discharge tanks downstream
2.	Sized for 3-5% of charge rate of 10,000 bpd = 15 gpm

QUOTATION ELEMENTS

Each quotation should present the Contractor qualifications for this task area of the project and shall identify the following (some items may be not applicable for offsite work or Contractors which only provide equipment):
1.	Key Contractor personnel
2.
Expertise and experience with similar projects. Include the following:
•  Project name
•  Location and project costs
•  A brief description of the project
•  The Contractor's role in the project
•  Roles of key Contractor members in the project
•  A project reference and contact phone number

3.	A copy of the Contractor's Safety Policy and the Contractor's safety record.
4.	The Contractor's approach to this task area of the Refinery Restart Project.
5.	The Contractor's anticipated project schedule or timeline or time required for this task area.
6.	The Contractor's approach to coordinating TDC and other contractors.
7.	The Contractor's process/procedures for providing quality assurance/quality control through out the life of the project.
8.	Qualifications of key project team members and their availability.
9.	A description of experience in working on small refinery or similar projects

SELECTION PROCESS AND EVALUATION CRITERIA

TDC and its partners will evaluate and rate the quotations following these criteria:
1.
Estimated cost and schedule/time requirements; these should be as specific as possible; the more transparent (e.g. open book costing plus a fixed margin) and predictable (e.g. firm or lump sum bids) a bid is, the higher it will be rated; it is acceptable to offer both lump sum and time and materials based alternatives

2.	Project team qualifications and experience with similar projects
3.	Quality Assurance / Quality Control Plan
4.	Safety and environmental compliance procedures

Following evaluation of the Proposals, TDC will interview up to the three (3) of the prospective consultants to provide engineering and construction services. Those Contractors selected for interview will have the opportunity to present their past experience in refinery project experience and overall project approach.

SELECTION SCHEDULE

The proposed schedule for Contractor selection, subject to change, is as follows:
1.	Deadline for Submittal of Quotations ____________ , 2011
2.	Preliminary Selection of Contractors ____________ , 2011
3.	Final Selection ____________, 2011
4.	Complete contracting ____________, 2011
5.	Begin work ____________, 2011

CONTRACTING
Upon selection, TDC and the selected Contractors will enter into a binding contract to complete the Scope of Work. Such contract will include, but not be limited to, the following provisions:

HEALTH AND SAFETY
All safety apparel and equipment required for Contractor personnel performing the work, including, but not limited to, hard hats, respirators, safety shoes, safety glasses with side shields, safety gloves, fire extinguishers, personal hydrogen sulfide detection equipment {H2S monitors), flame resistant clothing, ear plugs, welder's gloves and the like, shall be furnished by Contractor at no additional cost or expense to TDC. All such safety equipment shall meet the standards of applicable regulatory agencies.

COMPLIANCE WITH APPLICABLE LAWS
Contractor agrees to comply with all applicable statutes, laws, municipal ordinances and all orders, rules and regulations issued pursuant thereto, and where applicable, all provisions required thereby to be included herein and hereby incorporated herein by reference including, without limitation, the Fair Labor Standards Act, the Occupational Safety and Health Act, the Clean Air Act, the Clean Water Act, and any other applicable legislation or regulation. Contractor agrees to protect, indemnify, defend and hold TDC harmless from any loss, damage, or liability resulting from Contractor's breach thereof.

INSURANCE REQUIREMENTS
Contractors shall provide evidence of suitable insurance with TDC and Lazarus Energy, LLC listed as named insureds.

CONTRACTOR PERSONNEL
Contractor shall provide competent, experienced, and qualified personnel at the Work Site in the numbers and labor classifications necessary to perform the Work. Contractor shall be responsible for selecting and compensating Contractor personnel. Contractor shall ensure that all such Contractor personnel continue in the functions and responsibilities initially assigned for as long as required to achieve proper and timely completion of the Work. Contractor shall at all times maintain strict discipline and good order among Contractor personnel.

TERMS AND CONDITIONS
TDC reserves the right to reject any and all Quotations and to waive irregularities and informalities in the submittal and evaluation process. This solicitation does not obligate TDC to pay any costs incurred by respondents in the preparation and submission of Quotations. This solicitation does not obligate TDC to accept or contract for any expressed or implied services. Furthermore, TDC reserves the right to award the contract to the next most qualified Contractor if the selected Contractor does not execute a contract within thirty (30) days after the award of work.

EXHIBIT E

List of Equity Holders

Lazarus Energy Holdings LLC is the sole owner of all Equity Interests of Owner.

EXHIBIT F

Form of Subordination Agreement

See attached.

INTERCREDITOR AND SUBORDINATION AGREEMENT

THIS INTERCREDITOR AND SUBORDINATION AGREEMENT (this "Agreement") is made and entered into as of August 12, 2011, by and among, a ____________________,whose address is ________________, ("Second Lien Holder"), Lazarus Energy LLC, a Delaware limited liability company, whose address is 3200 Southwest Freeway, Suite 3300, Houston, Texas 77027 ("Company"), and Milam Services, Inc., a Delaware corporation, whose address is 919 Milam, Suite 2100, Houston, TX 77002 ("Senior Creditor"). Each of Second Lien Holder, Company and Senior Creditor may be referred to in this Agreement individually as "Party" or collectively "Parties."

RECITALS:

WHEREAS, Company and Senior Creditor are parties to that certain Construction and Funding Contract (as amended, supplemented, or modified from time to time, the "Construction Contract"):

WHEREAS, Company's obligations to Senior Creditor under the Construction Contract are secured by a senior lien and first-priority security interest in all of the personal property of Company; and

WHEREAS, a condition precedent of the Construction Contract is the subordination of all obligations owed by Company to Second Lien Holder to the obligations owed by Company to Senior Creditor under the Construction Contract and the other Contract Documents.

NOW, THEREFORE, to comply with the terms and conditions of the Construction Contract and for and in consideration of the premises and the mutual promises and covenants contained herein, the Parties hereto agree as follows:

ARTICLE I
DEFINITIONS

1.1        Definitions Contained in the Construction Contract. Unless otherwise defined herein or context otherwise requires, all capitalized terms used but not defined in this Agreement have the meanings given to those terms in the Construction Contract.

1.2        Certain Definitions. As used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

"Agreement" has the meaning set forth in the introductory paragraph and includes any amendment, modification or restatement of this Agreement.

"Avoidable Transfer" means a transfer of money or property that is avoided under Chapter 5 of the Bankruptcy Code or any other applicable law.

"Bankruptcy Code" means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

"Company" has the meaning set forth in the introductory paragraph to this Agreement and includes any successor or assigns.

"Construction Contract" has the meaning set forth in the Recitals to this Agreement.

"Liens" means any interest in property (real or personal) securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (a) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (b) production payments and the like payable out of oil and gas properties and the Properties. The term "Lien" shall include easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations.

"Property" or "Properties" means all real and personal property of Company, whether now owned or later acquired, including but not limited to all Personal Property.

"Second Lien Holder" has the meaning set forth in the introductory paragraph of this Agreement and includes any successor or assigns.

"Senior Creditor" has the meaning set forth in the introductory paragraph of this Agreement and includes any successor or assigns.

"Senior Documents" means the Construction Contract and any other Contract Documents.

"Senior Obligations" means all obligations of Company to Senior Creditor under the Construction Contract and the Contract Documents, whether now existing or hereafter created or arising.

"Subordinated Documents" means all of the documents evidencing the Subordinated Obligations and any amendment, modification or extension thereto.

"Subordinated Obligations" means any and all indebtedness, liabilities and obligations of Company to Second Lien Holder, including but not limited to any loans or other extensions of credit, any shares, warrants or other equity interests, whether absolute or contingent, direct or indirect, joint, several or independent, now outstanding or owing or which may hereafter be existing or incurred, arising by operation of law or otherwise, due or to become due, or held or to be held by Second Lien Holder, whether created directly or acquired by assignment, as a participation, conditionally, as collateral security from another or otherwise, including indebtedness, obligations and liabilities of Company to Second Lien Holder as a member of any partnership, syndicate, association or other group, and whether incurred by Company as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limiting the generality of the foregoing, all indebtedness, liabilities and obligations of Company to Second Lien Holder arising out of any guaranty agreement, operating agreement or similar agreement between Second Lien Holder and Company.

1.3           Other Capitalized Terms. Capitalized terms not otherwise defined in Section 1.2 shall have the meanings given them elsewhere in this Agreement.

1.4          Exhibits and Schedules. All exhibits and schedules attached to this Agreement are part of this Agreement for all purposes.

1.5          Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein, the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument or document. Nothing contained in this Section 1.5 will be construed to authorize any renewal, extension, modification, amendment or restatement.

1.6          References and Titles. All references in this Agreement to exhibits, schedules, articles, sections, subsections and other subdivisions refer to the exhibits, schedules, articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. The words "this Agreement," "this instrument," "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this section" and "this subsection" and similar phrases refer only to the sections or subsections of this Agreement in which those phrases occur. The word "or" is not exclusive; the word "including" (in its various forms) means "including without limitation." Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. The word "will" shall be construed to have the same meaning and effect as the word "shall." Unless the context requires otherwise (a) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (b) any reference herein to any Person shall be construed to include such Person's successors and assigns (subject to the restrictions contained herein), (c) with respect to the determination of any time period, the word "from" means "from and including" and the word "to" means "to and including." No provision of this Agreement or any other Contract Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

ARTICLE II
SUBORDINATION

2.1           Subordination of Obligations. The payment and performance of any and all Subordinated Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, are expressly subordinated to the Senior Obligations, to the extent and in the manner set forth in this Agreement and notwithstanding anything to the contrary in any of the Subordinated Documents, without regard to the date any loan or extension of credit is made to Company.

2.2           Subordination of Liens. Regardless of the time or order of attachment or the time, order or manner of perfection or the time or order of filing financing statements, mortgages, mechanic's and materialmen's liens or other security agreements or documents, and notwithstanding anything to the contrary in any of the Subordinated Documents or any provision of the UCC or any other applicable law, any and all Liens on the assets of Company or any other obligor in favor of Senior Creditor, whether now existing or hereafter created or arising, shall in all respects be first and senior Liens to secure payment of the Senior Obligations and shall be superior in all respects to any and all Liens on any assets of Company or any other obligor (to the extent such obligor also grants a Lien in favor of Senior Creditor) in favor of Second Lien Holder, whether now existing or hereafter created or arising and Second Lien Holder hereby subordinates all of its Liens, whether now existing or hereafter created or arising, to the Liens in favor of Senior Creditor, whether now existing or hereafter created or arising.

ARTICLE III
SECOND LIEN HOLDER RESTRICTIONS; PRIORITY

3.1           Restrictions on Second Lien Holder.

(a)   Except as otherwise expressly provided in Section 3.1(b) below, during such time as any Senior Obligations remain unpaid, Second Lien Holder will not ask for, demand, sue for, take, receive or accept from the Company or any obligor, by set off or in any other manner, any payment or distribution on account of any of the Subordinated Obligations, nor present any instrument evidencing any of the Subordinated Obligations for payment (other than such presentment as may be necessary to prevent discharge of other liable parties on such instrument).

(b)   Company may, however, pay to Second Lien Holder, and Second Lien Holder may receive and accept, amounts owed to Second Lien Holder in respect of the Subordinated Obligations if an Event of Default does not exist under the Senior Documents, from cash that Company is not otherwise required under the Senior Documents to pay to Senior Creditor in respect of any of the Senior Obligations.

(c)   Second Lien Holder agrees and acknowledges that (i) it has received from the Company a true and complete copy of each of the Senior Documents, (ii) it has reviewed or had the opportunity to review with its own counsel the Senior Documents, and (iii) it understands and appreciates the effect that the terms and conditions of the Senior Documents may have on Company's ability to repay the Subordinated Obligations.

3.2           Prohibition of All Payments Following an Event of Default. If for any reason any portion of the Senior Obligations is not paid when due, or if there shall occur and be continuing any event which with the giving of notice or lapse of time or both would constitute a default or Event of Default under the any of the Senior Documents, then, unless and until such default or Event of Default shall have been cured, or unless and until the Senior Obligations shall be paid in full, Second Lien Holder may not ask for, sue for, take, demand, receive or accept from Company or any obligor, by set off or in any other manner, any payment or distribution on account of the Subordinated Obligations nor present any instrument evidencing the Subordinated Obligations for payment (other than such presentment as may be necessary to prevent discharge of other liable parties on such instrument).

3.3   Payments Cannot Create a Default. Second Lien Holder will not ask for, demand, sue for, take, receive or accept from Company, by set off or in any other manner, any payment or distribution on account of the Subordinated Obligations, if the making of such payment would constitute, or would result in the occurrence of, a violation of the provisions of any Senior Document or would result in the occurrence of any event which with the giving of notice or lapse of time or both would constitute a default or an Event of Default under any Senior Document.

3.4   Unauthorized Receipt of Payment by Second Lien Holder. If Second Lien Holder shall receive any payment or distribution on account of the Subordinated Obligations which Second Lien Holder is not entitled to receive under this Agreement, Second Lien Holder will hold any amount so received in trust for Senior Creditor and will promptly (but in any event on or before the immediately following Business Day) turn over such payment to Senior Creditor in the form received by Second Lien Holder (together with any necessary endorsement) to be applied against the Senior Obligations.

3.5   Restrictions on Actions to Recover Subordinated Obligations. Until the Senior Obligations are irrevocably paid in full and Senior Creditor's commitment to provide any funding under the Construction Contract has been irrevocably terminated in writing, Second Lien Holder shall not, and shall not solicit, support or encourage any person or entity to, (a) contest or object to the validity, extent, perfection, priority or enforceability of any Lien granted with respect to the Senior Obligations, or (b) commence any action or proceeding against Company or any obligor to recover all or any part of the Subordinated Obligations or join with any other creditor in commencing or maintaining any such action or proceeding, unless Senior Creditor shall also join, in bringing any case, proceedings or other actions against Company or any obligor under any existing or future law or statute of any jurisdiction relating to bankruptcy, reorganization, adjustment of debt, arrangement of debt, assignment for the benefit of creditors, receivership, liquidation or insolvency (a "Proceeding"); provided, however, that in the event of any Proceeding, sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of Company or any obligor, Second Lien Holder may, if Senior Creditor shall not have already so requested it to do so as provided in Section 4.2 below, file any claim, proof of claim, proof of interest or other instrument of similar character necessary to preserve the rights of Second Lien Holder and the obligations of Company or any obligor, as applicable, in respect of and under the Subordinated Obligations.

3.6   Priority. Notwithstanding any failure by Senior Creditor to perfect any Lien with respect to the Senior Obligations or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of any Lien with respect to the Senior Obligations, the priority and rights as between Senior Creditor and the Second Lien Holder with respect to the Properties shall be as set forth herein.

3.7   Judgment Creditors. In the event that either of Senior Creditor or Second Lien Holder becomes a judgment Lien creditor in respect of Company's Properties as a result of its enforcement of its rights as an unsecured creditor, such judgment Lien shall be subject to the terms of this Agreement for all purposes to the same extent as all other Liens securing the Senior Obligations (created pursuant to the Senior Documents) or Subordinated Obligations (created pursuant to the Subordinated Documents) subject to this Agreement.

ARTICLE IV
INSOLVENCY PROCEEDINGS

4.1   Effectiveness in Insolvency Proceedings. This Agreement, which the Parties hereto expressly acknowledge is a "subordination agreement" under Section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of a Proceeding. All references in this Agreement to Company shall include Company as a debtor-in-possession and any receiver or trustee for Company in any Proceeding.

4.2   Insolvency or Bankruptcy by Company. In the event of any Proceeding, the sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of Company, and unless and until the Senior Obligations are irrevocably paid in full:

(a)   Second Lien Holder will, at Senior Creditor's request, file any claim, proof of claim, proof of interest or other instrument of similar character necessary to enforce the obligations of Company in respect of the Subordinated Obligations;

(b)   If Second Lien Holder shall fail to take any action of the type described in Section 4.2(a) above and as requested by Senior Creditor, Senior Creditor may, as attorney-in-fact for Second Lien Holder, take such action on behalf of Second Lien Holder;

(c)   Second Lien Holder hereby appoints Senior Creditor as such Second Lien Holder's agent and grants to Senior Creditor an irrevocable power of attorney coupled with an interest, and its proxy, for the purpose of exercising any and all rights and taking any and all actions available to Second Lien Holder in connection with any case by or against Company or any obligor in any Proceeding, including, without limitation, the right to (f) prove and vote all claims and to receive and collect all dividends and payments to which the undersigned would be otherwise entitled, (if) accept or reject to the extent to which Second Lien Holder would be entitled to accept or reject, any plan of reorganization, arrangement, extension, or composition in any such proceedings, and (iii) make any election under Section 1111(b) of the Bankruptcy Code. In addition, Second Lien Holder will execute and deliver to Senior Creditor such further powers of attorney, assignments or other instruments as Senior Creditor may request in order to enable Senior Creditor to enforce any and all claims upon or with respect to any or all Subordinated Obligations and any of its other rights hereunder, and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to any Subordinated Obligations;

(d)   No payment or distribution shall be made on account of any of the Subordinated Obligations, and Second Lien Holder will hold in trust for Senior Creditor and pay over to Senior Creditor, in the form received (with any necessary endorsements), to be applied to the Senior Obligations, any and all moneys, dividends, or other assets received in any Proceeding on account of the Subordinated Obligations; and

(e)           Second Lien Holder shall not request judicial relief that would hinder, delay, limit or prohibit the lawful exercise or enforcement of any right or remedy otherwise available to Senior Creditor, or oppose or otherwise contest any request for judicial relief made by Senior Creditor.

4.3           Rights of Parties in Insolvency Proceeding. In the event of any Proceeding, the Parties hereby agree as follows:

(a)   To the extent that Second Lien Holder has or acquires any rights under Section 362, 363 or 364 of the Bankruptcy Code with respect to the Collateral, Second Lien Holder hereby agrees not to assert such rights without the prior written consent of Senior Creditor; provided that, if requested by Senior Creditor, Second Lien Holder shall seek to exercise such rights in the manner requested by Senior Creditor, including the rights in payments in respect of such rights. Without limiting the generality of the foregoing sentence, to the extent that Senior Creditor consents to Company's use of cash collateral under Section 363 of the Bankruptcy Code or Senior Creditor agrees to provide financing to Company under Section 364 of the Bankruptcy Code, Second Lien Holder hereby agrees not to impede, object to (on grounds of lack of adequate protection, or otherwise), or otherwise interfere with such use of cash collateral or financing.

(b)   Second Lien Holder specifically agrees that in connection with such cash collateral usage or such financing, Company (or a trustee appointed for the estate of Company) may grant to Senior Creditor, for the benefit of Senior Creditor, liens and security interests upon all or any part of the assets of Company, which liens and security interests: (i) shall secure payments of all Senior Obligations (whether such Senior Obligations arose prior to the filing of a Proceeding or thereafter); and (ii) shall be superior in priority to the liens on and security interests in the assets of Company held by Second Lien Holder.

(c)   Second Lien Holder (both in its capacity as a Second Lien Holder and in its capacity (if any) as a party which may be obligated to Company or their respective affiliates with respect to contracts which are part of Senior Creditor's Collateral) agrees not to initiate or prosecute or support or encourage any other person or entity to (i) initiate or prosecute any claim, action, objection or other proceeding (A) challenging the enforceability of the claim of Senior Creditor, (B) challenging the enforceability of any liens or security interests in any assets securing the Senior Obligations, or (C) asserting any claims which Company may hold with respect to Senior Creditor, or (ii) file any pleadings or motions, take any position at any hearing or proceeding of any nature in contravention of this Agreement, or otherwise take any action whatsoever in contravention of this Agreement, in each case in respect of any of the Property.

(d)   Second Lien Holder agrees that it will not object to or oppose a sale or other disposition of any assets securing the Senior Obligations (or any portion thereof) free and clear of its security interests, liens or other claims under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code (provided that the lien and security interest of Second Lien Holder shall attach to the proceeds of such sale, and such lien and security interest shall be subject in all respects to the applicable provisions of this Agreement) if Senior Creditor has consented to such sale or disposition of such assets.

(e)   Second Lien Holder agrees not to assert any right it may have to "adequate protection" of its interest in the Collateral in any Proceeding and agrees that it will not seek to have the automatic stay lifted with respect to such security, without the prior written consent of Senior Creditor.

(f)   Second Lien Holder waives any claim it may now or hereafter have against Senior Creditor in any Proceeding of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral arrangement, or financing arrangement, or out of any grant of a security interest, under Section 363 or 364 of the Bankruptcy Code, with or by Company, as a debtor-in-possession (or with or by any trustee for the Company). Second Lien Holder agrees that it will not, in any capacity whatsoever: (/') propose, vote to accept, or otherwise support confirmation of, a plan of reorganization opposed by Senior Creditor, or (if) object to the confirmation of, or otherwise oppose confirmation of, a plan of reorganization supported by Senior Creditor.

4.4   Avoidance Issues. If Senior Creditor is required in any Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of Company, because such amount was avoided or ordered to be paid or disgorged because it was found to be an Avoidable Transfer, any amount (a "Recovery"), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the Senior Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred, unless a bankruptcy court finds that such Avoidable Transfer is the result of an intentional fraudulent act by Senior Creditor or conduct giving rise to equitable subordination by the Senior Creditor. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the Parties hereto. The Second Lien Holder agrees that it shall not be entitled to benefit from any Recovery relating to any distribution or allocation made in accordance with this Agreement, it being understood and agreed that the benefit of such Recovery otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement; provided that, the Second Lien Holder may, but is not required to, defend any such action against the Senior Creditor.

4.5   Asset Dispositions in a Proceeding. If there is a sale or disposition of any assets of Company pursuant to a sale approved in or in connection with any Proceeding, each of Senior Creditor and Second Lien Holder shall retain their respective Liens in the proceeds of any such sale, which Liens shall attach to the sales proceeds in their relative priority as set forth in this Agreement.

4.6   No Waivers of Rights of Senior Creditor. Nothing contained herein shall prohibit or in any way limit Senior Creditor from objecting in any Proceeding or otherwise to any action taken by Second Lien Holder, including the seeking by Second Lien Holder of adequate protection or the asserting by Second Lien Holder of any of its rights and remedies under the Subordinated Documents or otherwise.

(a)   Second Lien Holder hereby waives any requirement for marshaling of assets thereby in connection with any foreclosure of any security interest or any other realization upon collateral in respect of the Construction Contract, or any exercise of any rights of set-off or otherwise. Second Lien Holder and Senior Creditor assume all responsibility for keeping themselves informed as to the condition (financial or otherwise) of Company, the condition of all collateral securing the repayment of the Senior Obligations and other circumstances and, except for notices expressly required by this Agreement, neither Senior Creditor nor Second Lien Holder shall have any duty whatsoever to obtain, advise or deliver information or documents to the other relative to such condition, business, assets and/or operations. Second Lien Holder agrees that Senior Creditor owes no fiduciary duty to Second Lien Holder in connection with the administration of the Senior Obligations and the Senior Documents, and Second Lien Holder agrees not to assert any such claim.

(b)   No payment or distribution to Senior Creditor pursuant to the provisions of this Agreement shall entitle Second Lien Holder to exercise any right of subrogation in respect thereof prior to the payment in full of the Senior Obligations, and Second Lien Holder agrees that prior to the satisfaction of all Senior Obligations, it shall not acquire, by subrogation or otherwise, any lien, estate, right or other interest in any portion of the collateral now securing the repayment of the Senior Obligations or the proceeds therefrom that is or may be prior to, or of equal priority to, any of the Senior Documents or the liens, rights, estates and interests created thereby.

ARTICLE V
RIGHTS AND OBLIGATIONS OF PARTIES

5.1          Senior Creditor's Rights. Senior Creditor may, at any time, and from time to time, without the consent of or notice to Second Lien Holder, without incurring responsibility to Second Lien Holder and without impairing or releasing any of Senior Creditor's rights or any of the obligations of Second Lien Holder under this Agreement:

(a)   Change the amount, manner, place or terms of payment, or change or extend for any period the time of payment of, or renew, rearrange or otherwise modify or alter, the Senior Obligations or any instrument or agreement now or hereafter executed evidencing, in connection with, as security for or providing for the issuance of any of the Senior Obligations in any manner, or enter into or amend in any manner any other agreement relating to the Senior Obligations (including provisions restricting or further restricting payments of the Subordinated Obligations);

(b)   Sell, exchange, release or otherwise deal with all or any part of any property by whomsoever at any time pledged or mortgaged to secure, howsoever securing, any of the Senior Obligations;

(c)   Release any Person liable in any manner for payment or collection of the Senior Obligations;

(d)   Exercise or refrain from exercising any rights against Company or others (including Second Lien Holder); and

(e)   Apply any sums received by Senior Creditor, by whomsoever paid and however realized, to payment of the Senior Obligations in such a manner as Senior Creditor, in its sole discretion, may deem appropriate.

5.2           Documentation of Subordinated Obligations. Second Lien Holder shall:

(a)   cause all Subordinated Obligations to be evidenced by a note, debenture or other instrument evidencing the Subordinated Obligations,

(b)   at Senior Creditor's request, promptly surrender or cause to be surrendered any such note, debenture, or instrument evidencing the Subordinated Obligations so that a statement or legend may be entered thereon to the effect that such note, debenture, or other instrument is subordinated to the Senior Obligations in favor of Senior Creditor in the manner and to the extent set forth in this Agreement,

(c)   mark the books of Second Lien Holder to show that the Subordinated Obligations are subordinated to the Senior Obligations in the manner and to the extent set forth in this Agreement,

(d)   cause all financial statements of Second Lien Holder hereafter prepared for delivery to any person to make specific reference to the provisions of this Agreement, and

(e)   at Senior Creditor's request, promptly provide such documentary evidence as Senior Creditor may request to confirm Second Lien Holder's compliance with the requirements of this Section 5.2.

5.3   Execution of Instruments. Second Lien Holder agrees to execute any and all other instruments necessary as required by Senior Creditor to subordinate the Subordinated Obligations to the Senior Obligations as herein provided.

5.4   Warranties and Representations. Second Lien Holder represents and warrants that (a) the execution, delivery and performance of this Agreement by Second Lien Holder (i) has been duly authorized by all necessary corporate or company action and (ii) does not require the consent or approval of any other Person, (b) neither the execution nor delivery of this Agreement nor fulfillment of or compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, any agreement or instrument (including, without limitation, any of its formation or governing documents) to which Second Lien Holder is now subject, (c) this Agreement constitutes a legal, valid and binding obligation of Second Lien Holder, enforceable against it in accordance with its terms, and (d) none of the Subordinated Obligations is or will be subordinated to any other indebtedness of Company other than the Senior Obligations unless otherwise agreed by Senior Creditor.

5.5   Application of Payments. All payments received by Senior Creditor may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Obligations provided for in the Senior Documents. Second Lien Holder consents to any extension or postponement of the time of payment of the Senior Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the Senior Obligations and to the addition or release of any other Person primarily or secondarily liable therefore, but only if, in each case, the stated maturity date is not changed.

ARTICLE VI
MISCELLANEOUS

6.1   Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any Senior Document or any Subordinated Document, the provisions of this Agreement shall govern.

6.2   Continuing Nature of Provisions. This Agreement shall continue to be effective, and shall not be revocable by any Party hereto, until the obligations under the Senior Documents have been irrevocably satisfied in full.

6.3   Specific Performance. Each of Senior Creditor and Second Lien Holder may demand specific performance of this Agreement. Senior Creditor under its Senior Documents, and Second Lien Holder hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by Senior Creditor or Second Lien Holder, as the case may be.

6.4   Waiver of Notice of Acceptance. Notice of acceptance of this Agreement is waived, acceptance on the part of Senior Creditor being conclusively presumed by its request for this Agreement and delivery of the same to it.

6.5   LIMITATION OF LIABILITY. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, NO PARTY OR ITS AFFILIATES SHALL HAVE ANY LIABILITY TO ANY OTHER PARTY OR ITS AFFILIATES FOR ANY SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL LOSS OR DAMAGE WHATSOEVER, OR ANY SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL (INCLUDING LOST PROFITS OR LOST INVESTMENT OPPORTUNITY) LIABILITY IN CONNECTION WITH ITS PERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT, WHETHER SUCH LIABILITY ARISES IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), OR OTHERWISE.

6.6   Preservation of Liability. Neither this Agreement nor the exercise by any Party of (or the failure to so exercise) any right, power or remedy conferred herein or by law shall be construed as relieving any Party from liability hereunder.

6.7   Notices. Any record, notice, demand or document which either Party is required or may desire to give hereunder shall be in writing and, except to the extent provided in the other provisions of this Agreement, given by messenger, facsimile or other electronic transmission, or United States registered or certified mail, postage prepaid, return receipt requested, addressed to such Party at its address and telecopy number shown below, or at such other address as either Party shall have furnished to the other by notice given in accordance with this provision:

If to Senior Creditor, to:

Milam Services, Inc.
919 Milam, Suite 2100
Houston, TX 77002
Attention:    Karen Pape
Telephone:   (713) 860-2500
Facsimile:      (713) 860-2640
E-Mail: karen.pape@genlp.com

If to Company, to:

Lazarus Energy LLC
3200 Southwest Freeway, Suite 3300
Houston, Texas 77027
Attention:    Jonathan Carroll, Manager
Telephone:  (713) 850-0513
Facsimile:     (713) 850-0520
E-Mail: JCarroll@LazarusEnergy.com

If to Second Lien Holder, to:

__________________________________
__________________________________
__________________________________
Attention:     ________________________
Telephone:   ________________________
Facsimile:      ________________________
E-Mail:           ________________________

6.8           Choice of Law.  THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

6.9           Amendment and Waiver.  This Agreement may not be amended (nor may any of its terms be waived) except by a written document signed by all Parties, stating that it is intended to amend this Agreement.

6.10         Severability.  If any provision of this Agreement is rendered or declared invalid, illegal or unenforceable by reason of any existing or subsequently enacted legislation or by a judicial decision which shall have become final, the Parties shall promptly meet and discuss substitute provisions for those rendered invalid, illegal or unenforceable, but all of the remaining provisions shall remain in full force and effect.
6.11          Survival of Agreements.  All representations and warranties contained herein, and all covenants and agreements herein not fully performed before the effective date of this Agreement, shall survive such date.

6.12         Counterparts. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all Parties hereto be contained on any one counterpart hereof. Each counterpart shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

6.13         Successors and Assigns.

(a)       The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the Parties hereto and their respective successors or heirs, assigns and personal representatives.

(b)       Second Lien Holder will not assign or transfer (or agree to assign or transfer) to any other Person any claim Second Lien Holder has or may have against Company as long as any of the Senior Obligations remain outstanding, except upon at least ten (10) days prior written notice to Senior Creditor and unless such assignment or transfer (or agreement to make such assignment or transfer) is expressly made subject to this Agreement.

6.14         Titles of Articles, Sections and Subsections.  All titles or headings to articles, sections, subsections or other divisions of this Agreement are only for the convenience of the Parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the Parties hereto.

6.15         Joint  Drafting.  Each  Party  acknowledges that  it  and  its  legal counsel have actively participated in the drafting and negotiation of this Security Agreement and, as such, this Security Agreement will be construed as having been jointly drafted by the Parties.

6.16        WAIVER   OF   JURY   TRIAL.      TO   THE   MAXIMUM   EXTENT  NOT PROHIBITED BY LAW, EACH OF THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT WHICH IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED THEREBY.

6.17        FINAL AGREEMENT.  THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS ADDRESSED HEREIN AND THEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE  OF  PRIOR,  CONTEMPORANEOUS, OR  SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF,  the undersigned  have caused this instrument to be executed by their duly authorized undersigned officers effective as of the date first set forth above.

SECOND LIEN HOLDER:

By:
Name:
Title:

SIGNATURE PAGE TO INTERCREDITOR AND SUBORDINATION AGREEMENT

IN WITNESS  WHEREOF, the undersigned  have caused this instrument  to be executed by their duly authorized undersigned officers effective as of the date first set forth above.

COMPANY:

LAZARUSENERGYLLC

By:
Name:
Title:

SIGNATURE PAGE TO INTERCREDITOR AND SUBORDINATION AGREEMENT

IN WITNESS  WHEREOF, the undersigned  have caused this instrument to be executed by their duly authorized undersigned officers effective as of the date first set forth above.

SENIOR CREDITOR:

MILAM SERVICES, INC.

By:
Name:
Title:

SIGNATURE PAGE TO INTERCREDITOR AND SUBORDINATION AGREEMENT

EXHIBIT G

Legal Description of the Facility Site

Being a 56.309 ACRE TRACT situated George McPeters Survey, A-419, Wilson County, Texas, Said 56.309 ACRE TRACT is that tract conveyed by Bill Klingemann, Substitute Trustee, to Notre Dame Investors, Inc. by Substitute Trustee's Deed, in Volume 1159 at Page 609, dated May 06, 2003 and is comprised of all the tract called 51.30 acres in conveyance from Leal Petroleum Corporation to American Petro Chemical Corporation recorded in Volume 842 at Page 705 and all of a tract called 5.000 acres in conveyance from Notre Dame Refining Corporation to American Petro Chemical Corporation recorded in Volume 1049 at Page 651 of the Official Records of said county and being described by metes and bounds as follows:

BEGINNING at a one-half inch diameter rebar set with cap (B&A) marking the northwest comer of the tract herein described, same being the northwest comer of said 51.30 acre tract, northeast comer of a tract called Tract 2-B (41.245 acres) in Volume 685 at Page 101, lying in the south line of a tract called 7.654 acres in Volume 271 at Page 30, further described as lying in the south line of U.S. Highway No. 87; said point bears N 76 o   16'  00" E, 1495.62 feet from a concrete right of way marker found;

THENCE with a segment of the north line of the tract herein described, same being a segment of the common line of said 51.30 acre tract and said 7.654 acre tract, along a segment of the south line ofU.S.  Highway 87, N 76° 16' 00" E, 140.71 feet (called N 76° 16' E, 140.0 feet-  basis of bearing) to a one-half inch diameter rebar set with cap (B&A) marking a north comer of the tract herein described, same being the north comer of said 51.30 acre tract, northwest comer residue called 640 acres in Volume X at Page 136;

THENCE continuing with the north line of the tract herein described, same being the common line of said 51.30 acre tract with that of said residue 640 acre tract and a tract called 1.666 acres in Volume 1030 at Page 772 as follows:
S 13° 27' 49" E, 208.63 feet (called S 13° 37' E, 207.4 feet) to a five-eighths inch diameter rebar found near a two way fence comer, N 76° 26' 34" E, 368.79 feet (called N 76° 29' E, 368.4 feet) to a one-half inch diameter rebar set with cap (B&A), N 76° 28' 28" E, 31.40 feet (called N 76° 49' E, 31.4 feet) to a five-eighths inch diameter rebar found near a two way fence comer,

S 13° 55' 25" E, 238.17 feet (called S 14° 00' E, 238.0 feet) to a five-eighths inch diameter rebar found marking a re-entrant comer of the tract herein described, same being the southwest comer of said residue 640 acre tract, N 76° 06° 05" E, at 386.77 feet a one inch diameter iron pipe found and at, 388.52, (N 76° 16' E, 383.1 feet) to a one-half inch diameter rebar set with cap (B&A) marking a re-entrant comer of he (the) tract herein described, same being the southeast comer of said residue 640 acre tract and

N 13° 36' 45" W, at 1.84 feet a one inch diameter iron pipe found and at 446,92 feet (called N 13° 37' W, 447.1 feet) to a one-half inch diameter rebar found marking a north comer ofthe tract herein described, same being the northeast comer of said 1.666 acre tract, lying in the south line of said 7.654 acre tract, further described as lying in the south line of U.S. Highway 87;

THENCE continuing with the north line of the tract herein described, same being a segment of the common line of said 51.30 acre tract and said 5.000 acre tract with that of said 7.654 acre tract, along a segment of the south line of U.S. Highway 87 as follows:

N 76° 16' 00" E, 275.15 feet (called N 76° 16' E, 275.3 feet) to a railroad spike found in asphalt driveway,

N 81° 58' 38" E, 100.50 feet (called N 82° 12' E, 99.2 feet) to a one-half diameter rebar set with cap (B&A),

N 76° 16' 00" E, 800.00 feet (called N 76° 14' E 800.5 feet) to a one-half inch diameter rebar set with cap (B&A),

N 70° 33' 22" E, 100.50 feet (called N 70° 43' E, 101.2 feet) to a concrete right of way marker found broken, and

N 76° 16' 00" E, 464.56 feet (in total called No record call, and N 75° 02' 04" E 278 feet) to a one-half inch diameter rebar set with cap (B&A) marking the northeast comer of the tract herein described, same being the northeast comer of said 5.000 acre tract, lying in the south line of said 7.654 acre tract, being the northwest comer of a tract called 200.008 acres in Volume 691 at Page 41; said point bearsS 76° 16' 00" W, 278.37 feet from an iron pipe found;

THENCE with the east line of the tract herein described, same being a segment of the common line of said 5.000 acre tract and said 51.30 acre tract with that of said 200.008 acre tract as follows:

S 13° 43' 44" E, 783.78 feet (called S 15° 01' E, 783.5 feet) to a five-eighths inch diameter rebar found near a two way fence comer marking the east most southeast comer of the tract herein described, same being the southeast comer of said 5.000 acre tract, re-entrant comer of said 200.008 acre tract,

S 76° 16' 39" W, 277.87 feet (called S 75° 02' 04" W, 278 feet) to a five-eighths inch diameter rebar found marking a re-entrant comer of the tract herein described, same being the southwest comer of said 5.000 acre tract, lying in the east line of said 51.30 acre tract and being a north comer of said 200.008 acre tract, and

S 13° 24' 23" E, 261.29 feet (called S 13° 24' E, 261.7 feet) to a four inch diameter iron pipe post fence comer marking the south most southeast comer of the tract herein described, same being the southeast comer of said 51.30 acre tract and re-entrant comer of said 200.008 acre tract;

THENCE with the south line ofthe  tract herein described, same being a segment of the common line of said 51.30 acre tract and said 200.008 acre tract as follows:

S 76° 08' 20" W, 768.00 feet (called S 76° 10' W, 768.0 feet) to a one-half inch diameter rebar set with cap (B&A), and S 76° 15' 20" W, 1619.78 feet (called S 76° 17' W, 1619.8 feet) to a five-eighths inch diameter rebar found near a three way fence comer marking the southwest comer of the tract herein described, same being the southwest comer of said 51.30 acre tract, lying in the north line of said 200.008 acre tract and being the southeast comer of said 41.245 acre tract;

THENCE with the west line of the tract herein described, same being the common line of said 51.30 acre tract and said 41.245 acre tract as follows:

N 13° 57' 38" W, 223.50 feet (called N 13° 55' W, 223.5 feet) to a one-half inch diameter rebar set with cap (B&A),

N 13° 53' 37" W, 373.70 feet (called N 13° 51' W, 373.7 feet) to a fence post, and

N 13° 49' 38" W, 449.84 feet (called N 13° 47' W, 448.8 feet) to the PLACE OF BEGINNING and containing 56.309 ACRES OF LAND.

EXHIBIT H

Insurance Schedule

See attached.

LAZAENER

ACORD™ EVIDENCE OF PROPERTY INSURANCE

DATE (MM/DD/YYYY): 03/29/2011

THIS EVIDENCE OF PROPERTY INSURANCE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE ADDITIONAL INTEREST NAMED BELOW. THIS EVIDENCE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS EVIDENCE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE ADDITIONAL INTEREST.

AGENCY — PHONE (A/C, No, Ext): 713 527-0444

Dean & Draper Ins. Agcy., LP
3131 West Alabama
4th Floor
Houston, TX 77098

FAX (A/C, No): 7135270457 E-MAIL ADDRESS:

CODE: SUB CODE:

AGENCY CUSTOMER ID #: 18402

INSURED: Lazarus Energy Holdings, LLC
P.O. Box 27460
Houston, TX 77227

COMPANY

Underwriters at Lloyds London
3131 W Alabama 4th Fl
Houston, TX 77098

LOAN NUMBER	POLICY NUMBER
	S110304111301

EFFECTIVE DATE	EXPIRATION DATE	CONTINUED UNTIL TERMINATED IF CHECKED
03/29/11	03/29/12	☐

THIS REPLACES PRIOR EVIDENCE DATED:

PROPERTY INFORMATION

LOCATION/DESCRIPTION

11372 US Highway 87 East, Nixon, TX

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS EVIDENCE OF PROPERTY INSURANCE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

COVERAGE INFORMATION

COVERAGE/PERILS/FORMS	AMOUNT OF INSURANCE	DEDUCTIBLE
Crude Oil and Gasoline in Storage - at any one time Institute Bulk Oil Clauses CL273 dated 1.2.1983 extended to include contamination	$15,000,000	$25,000

REMARKS (Including Special Conditions)

Product in storage:-
Crude Oil in 3 tanks up to 115,000 bbls in total
Gasoline in one tank up to 10,000 bbls in total Volumes/limit:
Estimated average volume is 60-000 bbls / USD6,000,000.
USD15,000,000 combined limit for the crude and gasoline
(See Attached Remarks)

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

ADDITIONAL INTEREST

NAME AND ADDRESS

Davison Petroleum Supply, LLC.
Genesis Crude Oil, L.P.,
Genesis Energy, L.P.,
Genesis Energy, LLC
2000 Farmerville HWY
Ruston, LA 71270

☐ MORTGAGEE X ADDITIONAL INSURED
☐ LOSS PAYEE

LOAN #

AUTHORIZED REPRESENTATIVE

Robert J Dean

ACORD 27 (2009/12) 1 of 2 S 8753
© 1993-2009 ACORD CORPORATION. All rights reserved.
LFF
The ACORD name and logo are registered marks of ACORD

REMARKS (Continued from page 1.)
Tanks numbered 51, 53, 54 and 62

2 of 2

Client#: 18402 LAZAENER

ACORD™ CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 03/29/2011

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
Dean & Draper Ins. Agcy., LP
3131 West Alabama
4th Floor
Houston, TX 77098

CONTACT NAME:
PHONE (A/C, No, Ext): 713 527-0444 FAX (A/C, No): 713 527-0457
E-MAIL ADDRESS:
PRODUCER CUSTOMER ID #:

INSURED
Lazarus Energy Holdings, LLC
P.O. Box 27460
Houston, TX 77227

INSURER(S) AFFORDING COVERAGE		NAIC #
INSURER A :	Evanston Insurance Co.	
INSURER B :	Freberg Environmental Insurance	
INSURER C :		
INSURER D :		
INSURER E :		
INSURER F :		

COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	GENERAL LIABILITY X COMMERCIAL GENERAL LIABILITY CLAIMS-MADE X OCCUR X BI/PD Ded:5,000 GEN'L AGGREGATE LIMIT APPLIES PER: POLICY PRO-JECT LOC			3C50144	03/23/2011	03/23/2012	EACH OCCURRENCE DAMAGE TO RENTED PREMISES (Ea occurrence) MED EXP (Any one person) PERSONAL & ADV INJURY GENERAL AGGREGATE PRODUCTS - COMP/OP AGG	$1,000,000 $100,000 $5,000 $1,000,000 $2,000,000 $ $
	AUTOMOBILE LIABILITY ANY AUTO ALL OWNED AUTOS SCHEDULED AUTOS HIRED AUTOS NON-OWNED AUTOS						COMBINED SINGLE LIMIT (Ea accident) BODILY INJURY (Per person) BODILY INJURY (Per accident) PROPERTY DAMAGE (Per accident)	$ $ $ $ $ $
A	UMBRELLA LIAB OCCUR X EXCESS LIAB CLAIMS-MADE DEDUCTIBLE X RETENTION $ 10,000			XOMS347311	03/23/2011	03/23/2012	EACH OCCURRENCE AGGREGATE	$10,000,000 $10,000,000 $ $
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					WC STATU-TORY LIMITS OTH-ER E.L. EACH ACCIDENT E.L. DISEASE - EA EMPLOYEE E.L. DISEASE - POLICY LIMIT	 $ $ $
B	Pollution Liability			EIL101012187	03/18/2011	03/18/2012	$1,000,000 Occurrence $2,000,000 Aggregate	

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedule, if more space is required)
Davison Petroleum Supply,LLC., Genesis Crude Oil, L.P., Genesis Energy, L.P. and Genesis Energy, LLC are named as Additional Insured applies regarding the Pollution Liability and General Liability, Excess
(See Attached Descriptions)

CERTIFICATE HOLDER

Davison Petroleum Supply,LLC
Genesis Crude Oil, L.P
Genesis Energy, L.P. and
Genesis Energy, LLC
2000 Farmerville Hwy
Ruston, LA 71270

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

© 1988-2009 ACORD CORPORATION. All rights reserved.

ACORD 25 (2009/09) 1 of 2
The ACORD name and logo are registered marks of ACORD
#S200119/M199587 LFF

DESCRIPTIONS (Continued from Page 1)
Liability is follow from of the General Liability, 30 Day notice of cancellation applles, all as required by written contract.

2 of 2

EXHIBIT I

Requirements for Delivery of Owner Financial Statements

See attached.

EXHIBIT I

Requirements for Delivery of Lazarus Financial Statements

Owner to provide Contractor with the following financial statements, along with the sufficient detail and back up needed for Contractor to comply with its SEC reporting requirements. Supporting detail information for the above statements must be timely and sufficient to allow the Contractor to complete its related financial statement footnotes and Management Discussion and Analysis. These include, but are not limited to, the following:

•      Income Statement

•      Balance Sheet

•      Cash Flow Statement

•      Statement of Members' Equity

Additionally, the following operational information should be provided:

•      Volumetric Accounting Reports (daily operational reports, summarized monthly)

o      Includes Nixon Facility inputs (crude oil) and outputs (refined products)

EXHIBIT J

Contractor Forbearance Agreement

See attached.

FORBEARANCE AGREEMENT

THIS FORBEARANCE AGREEMENT (this "Agreement") is dated effective as of August 12, 2011 and is entered into by and between Milam Services, Inc., a Delaware corporation, whose address is 919 Milam, Suite 2100, Houston, TX 77002 ("Lien Holder"), and Lazarus Energy LLC, a Delaware limited liability company, whose address is 3200 Southwest Freeway, Suite 3300, Houston, Texas 77027 ("Lazarus").  Each of Lien Holder and Lazarus may be referred to in this Agreement individually as a "Party" or collectively as the "Parties."

RECITALS:

WHEREAS, Lien Holder and Lazarus entered into that certain Construction and Funding Contract dated August 12, 2011 (as amended, supplemented or otherwise modified, the "Construction Contract"), pursuant to which Lien Holder agreed to provide certain labor and materials relating to the infrastructure improvements at the refinery facility owned or operated by Lazarus located in Nixon, Texas (the "Facility");

WHEREAS, pursuant to Chapter 53 of the Texas Property Code (and the lien provisions of  Article XVI, Section 37  of  the  Texas Constitution, as applicable), Lien Holder filed an Affidavit Claiming Mechanic's and Materialman's Lien in the Real Property Records of Wilson County, Texas (the "Lien Affidavit"), to perfect Lien Holder's lien on any unpaid amounts due under the Construction Contract (the "Lien");

WHEREAS, Lien  Holder terminated the Construction Contract on __________,20____ (the "Construction Contract Termination Date")  pursuant  to Section 18.5 of that agreement, and, in connection with such termination, Lien Holder is entitled to receive the payment in full of all outstanding Obligations (as defined in the Construction Contract) from Lazarus; and

WHEREAS, in order for Lazarus to pursue additional financing opportunities for the Facility to enable the repayment of the Obligations, Lazarus has requested that Lien Holder forbear taking certain actions with respect to the Lien for the period of time set forth in this Agreement, and Lien Holder is willing to do so pursuant to the terms and conditions of this Agreement.

AGREEMENT:

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Lien Holder and Lazarus each agree as follows:

1.           Forbearance  Agreement.  Lien Holder hereby agrees not to institute a suit or other proceeding against Lazarus to foreclose the Lien under Chapter 53 of the Texas Property Code or Article XVI of the Texas Constitution, as applicable, or exercise any other rights or remedies Lien Holder may have pursuant to the Construction Contract under applicable law or otherwise during the Forbearance Period (hereinafter defined).

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2.            Forbearance  Period.  The forbearance period (the "Forbearance Period") shall commence on the Construction Contract Termination Date and shall continue until the "Agreement Termination Date", which for purposes of this Agreement shall be (a) such date that is six (6) months after the Construction Contract Termination Date if, during such time period, the Initial Operation Date (as defined in the Construction Contract) has not occurred or (b) the earlier of the following dates:  (i) such date that any other lien holder of Lazarus institutes a suit or other proceeding against Lazarus to foreclose its respective lien(s) pursuant any agreements or instruments or exercise any rights or remedies that such lien holder may have pursuant to such agreements or instruments under applicable law, (ii) such date after the Initial Operation Date that Lazarus does not pay any Monthly Fee (defined below) to Lien Holder within five (5) days of such amount being due and payable or (iii) the date of filing of a voluntary petition in bankruptcy by Lazarus or an involuntary petition in bankruptcy by Lazarus' creditors against Lazarus.

3.           Payment of Monthly Fee.   During the Forbearance Period, Lazarus shall pay to Lien Holder or its designated Affiliate, by the fifth (5th) day of each calendar month, one hundred fifty thousand and 00/100 ($150,000.00) (the "Monthly Fee").  The Monthly Fee paid to Lien Holder shall be applied to reduce the outstanding balance of the Obligations until the Obligations are paid in full, at which time this Agreement shall terminate and Lazarus shall have no further obligations to Lien Holder or its Affiliates.

4.            Ratification of Liens and Security Interests.  Lazarus acknowledges and ratifies the existence and priority of the Lien in favor of Lien Holder in and to the property of Lazarus as set forth in the Lien Affidavit.

5.            Miscellaneous.

(a)           Continuing Nature of Provisions.   This Agreement shall continue to be effective, and shall not be revocable by any Party hereto, until the Agreement Termination Date or the date of payment in full of the Obligations.

(b)           Specific Performance.  Lien Holder may demand specific performance of this Agreement.   Lazarus hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought Lien Holder.

(c)           Waiver of Notice of Acceptance.  Notice of acceptance of this Agreement is waived, acceptance on the part of Lien Holder being conclusively presumed by its request for this Agreement and/or delivery of the same to it.

(d)          LIMITATION OF LIABILITY.   NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, NO PARTY OR ITS AFFILIATES SHALL HAVE ANY LIABILITY TO ANY OTHER PARTY OR ITS AFFILIATES FOR ANY SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL LOSS OR DAMAGE WHATSOEVER, OR  ANY  SPECIAL,  INDIRECT,  INCIDENTAL,  OR  CONSEQUENTIAL  (INCLUDING LOST PROFITS OR LOST INVESTMENT OPPORTUNITY) LIABILITY IN CONNECTION WITH  ITS  PERFORMANCE   OF  ITS  OBLIGATIONS  UNDER  THIS  AGREEMENT, WHETHER SUCH LIABILITY ARISES IN CONTRACT, TORT (INCLUDING NEGLIGENCE  AND STRICT LIABILITY), OR OTHERWISE.

2

(e)           Preservation  of Liability.   Neither this Agreement  nor the exercise by any Party of (or the failure to so exercise)  any right, power or remedy  conferred herein or by law shall be construed as relieving any Party from liability hereunder.

(f)            Notices.     Any  record,  notice,  demand  or  document  which  a  Party  is required or may desire to give hereunder shall be in writing and, except to the extent provided in the other provisions of this Agreement, given by messenger, facsimile or other electronic transmission,   or  United  States  registered   or  certified  mail,  postage  prepaid,  return  receipt requested,  addressed  to such party at its address and telecopy  number shown below, or at such other address as such Party shall have furnished to the other by notice given in accordance with this provision:

If to Lien Holder, to:

Milam Services, Inc.
919 Milam, Suite 2100
Houston, TX 77002
Attention:      Karen Pape
Telephone:    (713) 860-2500
Facsimile:       (713) 860-2640
E-Mail:  karen.pape@genlp.com

If to Lazarus, to:

Lazarus Energy LLC
3200 Southwest Freeway, Suite 3300
Houston, Texas  77027
Attention:      Jonathan Carroll, Manager
Telephone:     (713) 850-0513
Facsimile:        (713) 850-0520
E-Mail:            JCarroll@LazarusEnergy.com

(g)           Choice of Law.  THIS AGREEMENT  SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

(h)           Amendment  and Waiver.  This Agreement  may not be amended (nor may any of its terms be waived) except by a written document signed by all Parties, stating that it is intended to amend this Agreement.

(i)            Severability.   If any provision of this Agreement  is rendered or declared invalid, illegal or unenforceable  by reason of any existing or subsequently  enacted legislation or by a judicial decision which shall have become final, the unenforceability thereof shall not affect the remainder of this Contract which shall remain in full force and effect in accordance with its terms.

3

(j)             Survival  of  Agreements.  All  representations  and  warranties  contained herein, and all covenants  and agreements herein not fully performed before the effective date of this Agreement, shall survive such date.

(k)           Counterparts.  This   Agreement   may   be   executed   in  two   or  more counterparts,  and it shall not be necessary that the signatures of each Party hereto be contained on  any  one  counterpart  hereof.    Each  counterpart  shall  be deemed  an  original,  but  all  such counterparts taken together shall constitute one and the same instrument.

(1)            Successors  and  Assigns. The  terms  of  this Agreement  shall  be binding upon, and shall inure to the benefit of, the Parties hereto and their respective successors or heirs, assigns and personal representatives.

(m)          WAIVER OF JURY TRIAL.   TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, EACH OF THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY  AND INTENTIONALLY  WAIVES  ANY RIGHT WHICH IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION  DIRECTLY OR INDIRECTLY AT ANY  TIME  ARISING  OUT OF, UNDER  OR IN CONNECTION  WITH THIS AGREEMENT,  OR ANY TRANSACTION  CONTEMPLATED THEREBY.

(n)           FINAL   AGREEMENT.   THIS   AGREEMENT   REPRESENTS   THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS ADDRESSED  HEREIN  AND THEREIN AND MAY NOT BE CONTRADICTED  BY EVIDENCE    OF   PRIOR,   CONTEMPORANEOUS,   OR   SUBSEQUENT   ORAL AGREEMENTS  OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(o)           Time of Essence.  Time is of the essence in the performance of all terms and conditions and other obligations under this Agreement.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

4

EXECUTED  by the duly authorized  representative  of the Parties set forth below, to be effective for all purposes as of date set forth above.

LIEN HOLDER:

MILAM SERVICES, INC.

By:
Name:
Title:

5

EXECUTED by the  duly  authorized representative of the Parties  set forth  below,  to be effective for all purposes  as of date set forth above.

LAZARUS

LAZARUSENERGYLLC

By:
Name:
Title:

6